Annual
                                     Report
                            [Boston 1784 Funds Logo]
                                 to Shareholders
                                  May 31, 1997

TABLE OF CONTENTS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS                          1

PERFORMANCE HIGHLIGHTS OF THE FUNDS             2

TERMS YOU NEED TO KNOW                          4

FUND OBJECTIVES                                 5

INVESTMENT ADVISER'S REPORT                     6

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE    11

FINANCIAL STATEMENTS                           26

REPORT OF INDEPENDENT ACCOUNTANTS             100

NOTICE TO SHAREHOLDERS                        101

--------------------------------------------------------------------------------
BOSTON 1784 FUNDS:
[SQUARE BULLET]  ARE NOT INSURED BY THE FDIC OR ANY OTHER
                 GOVERNMENTAL AGENCY;

[SQUARE BULLET]  ARE NOT GUARANTEED BY BANKBOSTON, N.A. OR ANY OF
                 ITS AFFILIATES;

[SQUARE BULLET]  ARE NOT DEPOSITS OR OBLIGATIONS OF BANKBOSTON, N.A.
                 OR ANY OF ITS AFFILIATES;

[SQUARE BULLET]  INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
                 THE PRINCIPAL AMOUNT INVESTED.

BANKBOSTON, N.A. SERVES AS INVESTMENT ADVISER, CUSTODIAN, AND SHAREHOLDER SERVICING AGENT FOR BOSTON 1784 FUNDS. BOSTON 1784 FUNDS ARE DISTRIBUTED BY
SEI INVESTMENTS DISTRIBUTION CO., AN INDEPENDENT BROKER-DEALER. FINANCIAL SERVICES COUNSELORS ARE REGISTERED REPRESENTATIVES OF BANKBOSTON INVESTOR SERVICES,INC. (MEMBER NASD/SIPC), A WHOLLY-OWNED SUBSIDIARY OF BANKBOSTON, N.A.
--------------------------------------------------------------------------------

                                                               BOSTON 1784 FUNDS

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
[PHOTO OF ALLEN CROESSMANN, MANAGING DIRECTOR AND ROBERT NESHER, PRESIDENT]

It is a pleasure to provide this Annual Report, which recounts a year of strong growth and important milestones for the Funds. In particular:
[BULLET] On November 25, 1996, we completed the reorganization of BayFunds into certain portfolios of 1784 Funds, increasing the total assets of 1784 Funds to $5.4 billion. Boston 1784 Funds had $6.5 billion in total assets as of May 31, 1997.
[BULLET] On May 27, 1997, 1784 Funds officially became Boston 1784 Funds, a name that better conveys the money management heritage of our home city. With the addition of a prime money market fund in December 1996, the Boston 1784 Funds family now totals 15 funds. That number will increase again soon, as we plan to open three new funds -- a small capitalization equity fund, a large capitalization equity fund, and a Florida tax-exempt income fund.

Before you turn to the detailed information on each fund's performance, we want to call your attention to important recognition received for the year ended May 31, 1997 by several individual funds, including:

[BULLET] BOSTON 1784 TAX-FREE MONEY MARKET FUND, which ranked 12th out of 136 funds in the Lipper Tax-Free Money Market Funds category;
[BULLET] BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND, which ranked 6th out of 133 funds in the Lipper Intermediate Municipal Bond Funds category; [BULLET] BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND, which ranked
         2nd out of 67 funds in the Lipper Other States Intermediate Municipal Funds category;
[BULLET] BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND, which ranked 1st out of 9 funds in the Lipper Massachusetts Intermediate Municipal
         Funds category; and
[BULLET] BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND, which ranked 1st out of 67 funds in the Lipper Other States Intermediate Municipal Funds category.

Please keep in mind that past performance is no guarantee of future results.

We are also pleased to announce expanded hours for the Boston 1784 Funds shareholder servicing center, making it even more convenient for you to work with a representative to buy or sell funds or to get information on your account. Simply call 1-800-BKB-1784, Monday through Friday from 8 a.m. to 8 p.m. (Eastern time), and Saturday and Sunday from 9 a.m. to 4 p.m (Eastern time). Of course, our automated system remains available 24 hours a day.

Thank you for your continued investment in Boston 1784 Funds.

                              Sincerely,
                              /S/ SIGNATURE
                              Robert Nesher
                              President
                              Boston 1784 Funds

                              /S/ SIGNATURE
                              Allen Croessmann
                              Managing Director, Investment Services
                              BankBoston, N.A.

PERFORMANCE HIGHLIGHTS OF THE FUNDS
--------------------------------------------------------------------------------
FOR THE PERIOD JUNE 1, 1996 THROUGH MAY 31, 1997

                                                                                                      INCOME
                                 TOTAL NET ASSETS  TOTAL RETURN   NAV SHARE PRICE       YIELD      DISTRIBUTIONS
                                 -------------------------------------------------------------------------------
                                      5-31-97                    5-31-97  HIGH  LOW   30-DAY  7-DAY     PER
                                   (IN MILLIONS)                                                       SHARE
----------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS
----------------------------------------------------------------------------------------------------------------
Boston 1784 Tax-Free Money Market     $845.6           3.22%      $1.00  $1.00  $1.00   N/A    3.33%   $.03
Boston 1784 U.S. Treasury Money Market 390.3           4.86        1.00   1.00   1.00   N/A    4.98     .05
Boston 1784 Prime Money Market*        123.1           5.02        1.00   1.00   1.00   N/A    5.04     .05
----------------------------------------------------------------------------------------------------------------
BOND FUNDS
----------------------------------------------------------------------------------------------------------------
Boston 1784 Short-Term Income         $194.0           6.47%      $9.98 $10.11  $9.89   5.93%   N/A    $.58
Boston 1784 Income                     334.8           8.32        9.99  10.30   9.81   6.58    N/A     .63
Boston 1784 U.S. Government
Medium-Term Income                     209.1           7.16        9.37   9.59   9.24   5.94    N/A     .59
----------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUNDS
----------------------------------------------------------------------------------------------------------------
Boston 1784 Tax-Exempt
Medium-Term Income                    $250.5           7.74%     $10.18 $10.28  $9.89   4.78%   N/A    $.50
Boston 1784 Connecticut
Tax-Exempt Income                      103.1           7.26       10.38  10.47  10.08   4.71    N/A     .51
Boston 1784 Massachusetts
Tax-Exempt Income                      147.5           7.30       10.01  10.11   9.67   4.79    N/A     .47
Boston 1784 Rhode Island
Tax-Exempt Income                       53.8           7.61       10.31  10.41   9.96   4.70    N/A     .50
----------------------------------------------------------------------------------------------------------------
STOCK FUNDS
----------------------------------------------------------------------------------------------------------------
Boston 1784 Asset Allocation          $ 35.5          14.89%     $13.40 $13.40 $11.80   N/A     N/A    $.33
Boston 1784 Growth and Income          458.0          18.33       17.54  17.54  13.94   N/A     N/A     .11
Boston 1784 Growth                     261.5           8.77       12.20  12.20   9.82   N/A     N/A     .05
Boston 1784 International Equity       503.0          10.93       13.20  13.40  11.55   N/A     N/A     .09

*UNTIL DECEMBER 9, 1996, BOSTON 1784 PRIME MONEY MARKET FUND WAS KNOWN AS BAYFUNDS MONEY MARKET PORTFOLIO.

PERFORMANCE DATA REPRESENT PAST RESULTS AND ARE NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELD FLUCTUATES. YIELD REFLECTS THE PORTFOLIO'S EARNING POWER, NET OF FUND EXPENSES. MONEY MARKET FUNDS SEEK TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE IS NO ASSURANCE THAT THIS WILL BE SO ON A CONTINUING BASIS. INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

                                                               BOSTON 1784 FUNDS
TOTAL RETURN FOR THE FISCAL YEAR
ENDED MAY 31, 1997
--------------------------------------------------------------------------------
[LINE GRAPH]
BOSTON 1784 FUNDS        TOTAL RETURN FOR THE FISCAL YEAR ENDED MAY 31, 1997

TAX-FREE MONEY MARKET                             3.22%
U.S. TREASURY MONEY MARKET                        4.66%
PRIME MONEY MARKET*                               5.02%
SHORT-TERM INCOME                                 6.47%
INCOME                                            8.32%
U.S. GOVERNEMNT MEDIUM-TERM INCOME                7.16%
TAX-EXEMPT MEDIUM-TERM INCOME                     7.74%
CONNECTICUT TAX-EXEMPT INCOME                     7.26%
MASSACHUSETTS TAX-EXEMPT INCOME                   7.30%
RHODE ISLAND TAX-EXEMPT INCOME                    7.61%
ASSET ALLOCATION                                 14.89%
GROWTH AND INCOME                                18.33%
GROWTH                                            8.77%
INTERNATIONAL EQUITY                             10.93%

*UNTIL DECEMBER 9, 1996, BOSTON 1784 PRIME MONEY MARKET FUND WAS KNOWN AS
 BAYFUNDS MONEY MARKET PORTFOLIO.

TERMS YOU NEED TO KNOW
--------------------------------------------------------------------------------

ADVISER is an organization employed by a mutual fund to give professional advice on the fund's investments and asset management practices (also called the investment adviser).

ASSETS are the investment holdings and cash owned by a mutual fund.

AVERAGE-WEIGHTED-MATURITY is an average of the maturity dates of the various securities in a mutual fund based on the dollar value of those securities. It is calculated by multiplying the market value of each portfolio security by the time remaining to its maturity, adding these calculations and then dividing the total by the market value of the portfolio.

BASIS POINT is one one-hundredth of a percentage point.

CAPITAL APPRECIATION is the increase in the market value of a mutual fund's securities, as reflected in the net asset value of the fund's shares. Capital appreciation (or growth) is a specific long-term objective of many mutual funds.

COUPON RATE is the stated interest rate on a bond.

DIVERSIFICATION is the practice of investing broadly across a number of securities to reduce risk, a hallmark of mutual fund investing.

DURATION is a weighted average term-to-maturity of a mutual fund security's cash flow.

EXPENSE RATIO is a fund's cost of doing business -- disclosed in the prospectus -- as a percentage of its assets.

INCOME is the dividends, interest, and/or short-term capital gains paid to a mutual fund's shareholders. Income is earned on a fund's investment portfolio after deducting operating expenses.

INVESTMENT OBJECTIVE is the goal -- long-term capital growth or current income, for example -- that an investor and mutual fund pursue together.

LIQUIDITY is the ability to redeem (sell back) all or part of your mutual fund shares on any business day and receive the current value (which may be more or less than the original cost).

MANAGEMENT FEE is the amount paid by a mutual fund to the adviser for its services.

NET ASSET VALUE (NAV) is the market worth of one share of a mutual fund. This figure is derived by taking a fund's total assets -- securities, cash and any accrued earnings, deducting liabilities, and dividing by the total number of shares outstanding.

PRINCIPAL is the basic amount of money you invest, not to be confused with reinvested dividends or capital gains.

TOTAL RETURN is the change in value of an investment from the beginning to the end of a period, assuming the reinvestment of all distributions. This is based on a formula set by the Securities and Exchange Commission.

YIELD is the percentage rate at which a fund's portfolio earns income, based on a formula set by the Securities and Exchange Commission.

                                                               BOSTON 1784 FUNDS
FUND OBJECTIVES
--------------------------------------------------------------------------------

MONEY MARKET FUNDS
[BULLET] BOSTON 1784 TAX-FREE MONEY MARKET FUND
         To preserve principal value and maintain a high degree of liquidity while providing current income exempt from Federal income taxes.

[BULLET] BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
         To preserve principal value and maintain a high degree of liquidity while providing current income.

[BULLET] BOSTON 1784 PRIME MONEY MARKET FUND
         To preserve principal value and maintain a high degree of liquidity while providing current income.


BOND FUNDS
[BULLET] BOSTON 1784 SHORT-TERM INCOME FUND
         To maximize current income. Preservation of capital is a secondary objective.

[BULLET] BOSTON 1784 INCOME FUND
         To maximize current income. Preservation of capital is a secondary objective.

[BULLET] BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM
         INCOME FUND
         To provide current income consistent with the preservation of capital.


TAX-EXEMPT FUNDS

[BULLET] BOSTON 1784 TAX-EXEMPT MEDIUM-TERM
         INCOME FUND
         To provide current income, exempt from Federal income taxes, consistent with the preservation of capital.

[BULLET] BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
         To provide current income, exempt from both Federal and Connecticut personal income taxes. Preservation of capital is a secondary objective.

[BULLET] BOSTON 1784 MASSACHUSETTS TAX-EXEMPT
         INCOME FUND
         To provide current income, exempt from both Federal and Massachusetts personal income taxes, consistent with the preservation of capital.

[BULLET] BOSTON 1784 RHODE ISLAND TAX-EXEMPT
         INCOME FUND
         To provide current income, exempt from Federal income tax, Rhode Island personal income tax, and Rhode Island business corporation tax. Preservation of capital is a secondary objective.


STOCK FUNDS

[BULLET] BOSTON 1784 ASSET ALLOCATION FUND
         To achieve a favorable total rate of return through current income and capital appreciation consistent with preservation of capital, derived from investing in fixed income and equity securities.

[BULLET] BOSTON 1784 GROWTH AND INCOME FUND
         To provide long-term growth of capital with a secondary objective of income.

[BULLET] BOSTON 1784 GROWTH FUND
         To provide capital appreciation. Dividend income, if any, is incidental to this objective.

[BULLET] BOSTON 1784 INTERNATIONAL EQUITY FUND
         To provide long-term growth of capital. Dividend income, if any, is incidental to this objective.

INVESTMENT ADVISER'S REPORT
--------------------------------------------------------------------------------
[PHOTO OF EDWARD G. RILEY, JR., CHIEF INVESTMENT OFFICER]

It may seem paradoxical, but over the past 12 months, investors seem to have benefited from a relatively lackluster economy -- indeed, the more lackluster, the better. Whenever the economy has appeared to strengthen, the stock and bond markets have reacted swiftly and adversely. Many investment managers, and especially bond traders, have placed the economy under a microscope, painstakingly searching for signs of inflation. They pore over labor statistics, purchasing reports, capacity utilization figures -- virtually any economic data available -- wondering if this blip or that bump will signal the beginning of a correction and the end of the bull market.
   This day-by-day (and sometimes hour-by-hour) scrutiny has resulted in increased volatility in both the stock and long-term bond markets. For example, during the first quarter of 1997, the economy grew at a vigorous 5 percent annual rate. This rapid growth rate immediately raised fears that tight labor markets would lead to inflation, which depressed stock and bond prices and contributed to the Federal Reserve Board's "preemptive" action of raising the Federal Funds rate.
   Almost as quickly, however, the markets recovered as investors focused on the next round of data, which showed that the economy was actually growing more slowly. In the meantime, however, investors had endured yet another of the roller-coaster rides that are becoming this market's hallmark.
   Among the specific factors contributing to the increase in the Federal Funds rate by the Federal Reserve Board this spring was a sharp increase in consumer spending. A mild winter in much of the country, coupled with a wave of mortgage refinancings, freed discretionary cash to fuel this spending. The Federal Reserve also carefully monitors outstanding consumer debt, and particularly credit card delinquency and bankruptcy rates -- both of which have risen significantly. Higher interest rates should reduce refinancings in the second half of the year and banks are showing signs of voluntarily reducing the availability of consumer credit. Both developments should temper economic growth.
   In the meantime, many companies increased production to meet the surge of demand in the early months of 1997, resulting in excess stock on store shelves. The decrease in consumer demand will prompt cutbacks in production to reduce inventories, which should reduce pressure on labor costs as well as fears of inflation.
   One easily overlooked economic factor impacting investors during the past 12 months has been the strong U.S. dollar. A strong dollar is both an asset and a liability. Although it encourages imports (strong dollars buy more foreign goods) and results in a competitive domestic pricing environment, which contributes to lower inflation, a strong U.S. dollar also increases the price of exports abroad, which reduces overall demand for goods and services originating in the U.S.

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------
   Although we may see temporary increases in inflation later in the year, moderate labor costs and overall price competition should keep inflation under control for the next several quarters. Inflation for the past 12 months was 2.9%, and should be comparable this year. We expect 1997 to follow the pattern established in 1996 and 1995 -- a strong first half followed by more moderate and sustainable growth in the last two quarters. As the economy decelerates and producers find it increasingly difficult to pass along cost increases to retail customers, long-term interest rates should fall later in 1997. By the end of the year, the Federal Reserve Board may actually be prompted to reduce interest rates as concerns over a too-strong recovery are replaced by recession worries.

STOCK MARKET REVIEW
Over the past 12 months, a clearly defined two-tier market has developed. The larger companies that make up the Dow Jones Industrial Average generally posted significant gains, while smaller companies, such as those traded on the NASDAQ or making up the Russell 2000, recorded steep declines. In addition, while market indices like the Dow Jones Industrial Average and the Standard & Poor's 500 soared, gains were far from across the board and were actually confined to a small number of large companies. For example, just 30 companies (6%) of the Standard & Poor's 500 were responsible for 80% of that index's performance during the past 12 months.
   The best performing stocks represented just a few industries, including pharmaceuticals, financial companies, health care, and selected technology stocks. Also faring well were companies that are often called "defensive" -- they can keep growing even when the economy weakens -- such as soft drink makers and manufacturers of non-durable consumer goods like soaps.

   [LINE GRAPH DEPICTING S&P 500 INDEX FROM MAY 31, 1996 TO MAY 31, 1997]

   6/96  665
   7/96  640
   8/96  650
   9/96  685
   10/96 705
   11/96 755
   12/96 740
   1/97  785
   2/97  790
   3/97  755
   4/97  800
   5/97  850

   While a relatively small number of companies accounted for most market gains as of May 31, 1997, and many small company stocks declined, the middle of the market remained relatively steady. These stocks continued to be supported by the four "pillars" of the stock market -- low inflation, corporate profits, low interest rates and high liquidity.

INVESTMENT ADVISER'S REPORT
--------------------------------------------------------------------------------

   LOW INFLATION -- Despite periodic inflation fears, as previously discussed, consumer and producer prices remained stable. Against this backdrop, many large companies were able to achieve relatively high "valuation levels" -- their stock prices were very high when measured by price-to-earnings and other ratios. At the same time, however, these high valuations have increased volatility. Companies and industries that failed to fulfill investors' profit expectations saw their stock prices decline rapidly -- more so than would be expected at lower valuation levels.
   CORPORATE PROFITS -- This pillar may be the least reliable. It will prove difficult for companies to sustain the robust profit increases of recent years as the economy slows and competition makes it more difficult to pass along higher labor and other costs to customers. As noted above, companies that fail to meet expectations are dealt with harshly by investors, so any widespread weakness in profits could have a far-reaching effect on overall stock market performance.
   LOW INTEREST RATES -- Normally, interest rate increases -- such as the March 1997 increase in the Federal Funds rate by the Federal Reserve Board -- would have a much more adverse impact. Yet despite modest increases in both short- and long-term interest rates during the year, market averages continued to climb, largely because of strong corporate profits and high levels of liquidity.
   LIQUIDITY -- The flow of money into stock mutual funds, particularly through 401(k) plan contributions, continues to be the strongest upward influence on stock prices. To a large extent, the gains in large-company stocks can be attributed to the preference of investors for well-known names and for index funds. As indices have soared, 401(k) plan and other new investors have simply decided to "buy the index," dramatically increasing demand for a limited supply of stocks. Growth-and-income funds and equity-income funds benefited much more from this trend than aggressive growth funds, which typically invest in small companies.

   [LINE GRAPH DEPICTING RUSSELL 2000 INDEX FROM MAY 31, 1996 TO MAY 31, 1997]

   6/96  361
   7/96  342
   8/96  324
   9/96  332
   10/96 346
   11/96 341
   12/96 355
   1/97  363
   2/97  367
   3/97  363
   4/97  340
   5/97  362

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

BOND MARKET REVIEW
   The bond market moves contrary to movements in interest rates since bond prices rise as interest rates decline -- and vice versa. Investors often think of the Federal Reserve Board as the controller of interest rates, but that's only partially true. While the Federal Reserve Board often takes no action for months at a time, bond investors (and therefore, interest rates) are extremely sensitive to weekly or even daily economic news. In recent years, interest rate movements in the bond market have usually preceded any action by the Federal Reserve Board.
   During the past year, the interest rate on the 30-year Treasury bond has fluctuated

 [LINE GRAPH DEPICTING 30-YEAR TREASURY BOND FROM MAY 31, 1996 TO MAY 31, 1997]
   6/96  7.04
   7/96  6.88
   8/96  6.72
   9/96  7.08
   10/96 6.76
   11/96 6.68
   12/96 6.58
   1/97  6.70
   2/97  6.74
   3/97  6.92
   4/97  7.16
   5/97  6.96

between 6.25% and 7.25%. While this spread may appear to represent significant volatility, economic data that generally reflected low inflation resulted in very stable interest rates. In fact, interest on the 30-year Treasury bond was between 6.50% and 7.00% for most of the year.
   Now, as bond investors focus on potential increases in labor costs and other inflation-related issues, their concerns may prompt the Federal Reserve Board to increase short-term rates still further. That said, however, the Federal Reserve Board is aware of the risks that interest rate increases pose to the stock market, and that sharp stock declines could significantly damage the economy because of the "wealth effect."
   The wealth effect refers to heightened consumer confidence that has resulted from soaring stock markets. There is a direct link between consumer confidence and economic activity. The psychological impact of a steep market decline, which would reduce consumer confidence along with the value of 401(k) portfolios, could send the economy into a recession. As a result, the Federal Reserve Board may be reluctant to force interest rates upward, and the currently favorable environment for fixed income investors may be extended. Other factors that are helping to support bond prices are high demand on the part of foreign investors, including central banks, and by Japanese investors in particular, who can borrow in Japan at low interest rates and profit from yields on U.S. bonds.
   In response to the slowing economy and continued low inflation of 2% to 3%, we expect long-term interest rates to decline by

INVESTMENT ADVISER'S REPORT
--------------------------------------------------------------------------------

0.5% to 1.0% by the end of the calendar year. Should the Federal Reserve follow this trend, declines in short-term bond rates would follow.

MONEY MARKET REVIEW
The Federal Funds rate remained unchanged at 5.25% from January 31, 1996 to March 25, 1997, when it was raised to 5.50%. This preemptive strike by the Federal Reserve Board, which was intended to curb inflation, boosted short-term rates in general and benefited money market investors in particular over the past few months.

   [LINE GRAPH DEPICTING FEDERAL FUNDS RATE FROM MAY 31, 1994 TO MAY 31, 1997]
5/94   4.75
11/94  5.50
5/95   6.00
11/95  5.70
5/96   5.25
11/96  5.25
5/97   5.50

   As the stock market has risen, many investors have become more concerned with safety of principal. The result has been a huge increase in money market assets and certificates of deposit. Approximately $450 billion has been committed to these assets in the past 21/2 years -- more than the value of all equity mutual fund purchases during the period. These developments demonstrate a "split personality" on the part of investors, as the craving for higher equity exposure and returns is balanced by insecurity and a desire for safety.
   We foresee interest rates declining over the next fiscal year and that money market investors will see their returns moderate. On the other hand, bond investors can look forward to modest gains, and the stock market's upward momentum should be sustained in the foreseeable future. Should interest rates decline significantly, the current two-tier stock market structure, with its wide performance gap between larger and smaller companies, will become less of a factor, and investors may see smaller growth companies make up some of the ground they lost during the past twelve months.


/S/ SIGNATURE
Edward G.Riley, Jr.
Chief Investment Officer
BankBoston, N.A.

                                                               BOSTON 1784 FUNDS


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

BOSTON 1784 TAX-FREE MONEY MARKET FUND
The objective of Boston 1784 Tax-Free Money Market Fund is to preserve principal value and maintain a high degree of liquidity while providing current income exempt from Federal income taxes. Since inception in June 1993, the Fund has grown to a total of $845.6 million in assets.
   The Fund is an actively managed national portfolio of investment grade money market securities. The assets of the Fund are diversified among general obligation securities and those issued to finance hospitals, education, housing, transportation, utilities, industrial development and other municipal purposes.
   For the year ended May 31, 1997, the Fund had a total return of 3.22%, compared with 2.94% for the IBC/Donoghue Stockbroker & General Purpose Tax-Free Average, and 2.94% for the Lipper Tax-Free Money Market Funds Average. Based on total return, the Fund ranked among the top 10% (12 of 136) of the Lipper Tax-Free Money Market Funds for the period from June 1, 1996 to May 31, 1997. The 7-day yield as of May 31, 1997 was 3.33%. The Fund's return and resulting ranking are after waiver of certain management fees and expenses (See Financial Highlights).
   The Fund grew by more than $296.0 million in assets during the year. This rapid increase allowed the Fund to purchase new securities in a rising interest rate environment and to maintain a high current yield. The Fund continues to seek higher yields by purchasing securities issued in states that have either low or no state income taxes. We expect the year ahead to be similar to the past twelve months, but with slightly higher yields due to the March Federal Funds rate increase.

                     BOSTON 1784 TAX-FREE MONEY MARKET FUND
    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 TAX-FREE MONEY MARKET FUND VERSUS THE IBC/DONOGHUE STOCKBROKER & GENERAL PURPOSE
      TAX-FREE AVERAGE, AND THE LIPPER TAX-FREE MONEY MARKET FUNDS AVERAGE

   ANNUALIZED TOTAL RETURN FROM INCEPTION (6/14/93)  3.12%
   ANNUAL TOTAL RETURN (6/1/96-5/31/97)              3.22%

                                  [LINE GRAPH]
                                     6/30/93    5/94    5/95    5/96      5/97
BOSTON 1784 TAX-FREE MONEY
   MARKET FUND                       $10,000  $10,221 $10,557  $10,932  $11,284
IBC/DONOGHUE STOCKBROKER &
   GENERAL PURPOSE TAX-FREE AVERAGE  $10,000  $10,176 $10,476  $10,807  $11,124
LIPPER TAX-EXEMPT MONEY MARKET
   FUNDS AVERAGE                     $10,000  $10,177 $10,477  $10,807  $11,124

   PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
The objective of Boston 1784 U.S. Treasury Money Market Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. As of May 31, 1997, the Fund had grown to $390.3 million in assets from $79.0 million in assets on May 31, 1996.
   For the year ended May 31, 1997, the Fund had a total return of 4.86%, compared with 4.79% for the IBC/Donoghue U.S. Government & Agencies Average, and 4.71% for the Lipper U.S. Treasury Money Market Funds Average. Based on total return, the Fund ranked in the top 30% (25 of 98) of the Lipper U.S. Treasury Money Market Funds for the period from June 1, 1996 to May 31, 1997. The 7-day yield as of May 31, 1997 was 4.98%. The Fund's return and resulting ranking are after waiver of certain management fees and expenses (See Financial Highlights).
   In April 1997, the Fund's `AAAm' rating was again confirmed by Standard & Poor's. The rating is based on an analysis of the Fund's credit quality, market price exposure and management. The rating signifies that in the opinion of Standard & Poor's, the Fund offers excellent safety of investment principal and superior capacity to maintain a $1.00 per share net asset value at all times. The Fund attempts to maintain these characteristics through conservative investment practices and strict internal controls. The Fund is reviewed on a weekly basis by Standard & Poor's.
   The Fund invests primarily in U.S. Government Agency securities and U.S. Treasury obligations. The year ended May 31, 1997 was a period of nearly static short-term rates. The Federal Funds rate remained unchanged at 5.25% from January 31, 1996 to March 25, 1997, when it was raised to 5.50%. The Fund had anticipated this increase in rates and was well-positioned to benefit due primarily to its large position of overnight repurchase agreements and sizeable holdings of floating-rate U.S. Government Agency securities. The Fund remains cautious, believing there is a possibility that the Federal Reserve Board may raise short-term rates sometime in the next quarter. If this increase occurs, the Fund expects to extend maturities to lock in higher yields.

                   BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
  COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 U.S. TREASURY MONEY MARKET FUND VERSUS THE IBC/DONOGHUE U.S. GOVERNMENT & AGENCIES
        AVERAGE, AND THE LIPPER U.S. TREASURY MONEY MARKET FUNDS AVERAGE

   ANNUALIZED TOTAL RETURN FROM INCEPTION (6/7/93)   4.38%
   ANNUAL TOTAL RETURN (6/1/96-5/31/97)              4.86%

   [LINE GRAPH]
                              6/30/93    5/94    5/95     5/96     5/97
BOSTON 1784U.S. TREASURY
   MONEY MARKET FUND          $10,000  $10,248  $10,741  $11,295  $11,844
IBC/DONOGHUE U.S. GOVERNMENT
   & AGENCIES AVERAGE         $10,000  $10,250  $10,726  $11,270  $11,810
LIPPER U.S. TREASURY MONEY
   MARKET FUNDS AVERAGE       $10,000  $10,246  $10,717  $11,255  $11,785

   PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

BOSTON 1784 PRIME MONEY
MARKET FUND
The objective of Boston 1784 Prime Money Market Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. As of May 31, 1997, the Fund had $123.1 million in assets. Until December 9, 1996, the Fund was known as BayFunds Money Market Portfolio.
   For the 12 months ended May 31, 1997, the Fund had a total return of 5.02%, compared with 4.87% for the IBC/Donoghue First Tier Money Market Average, and 4.79% for the Lipper Money Market Funds Average. Based on total return, the Fund ranked among the top 30% (82 of 291) of the Lipper Money Market Funds Average for the period from June 1, 1996 to May 31, 1997. The 7-day yield as of May 31, 1997 was 5.04%. The Fund's return and resulting ranking are after waiver of certain management fees and expenses (See Financial Highlights).
   The Fund invests primarily in high-quality money market instruments, including short-term U.S. Government obligations, corporate bonds, bank obligations (including certificates of deposit, bankers' acceptances and fixed-time obligations), and commercial paper. In order to increase yield, the Fund has expanded its list of approved investments by adding more asset-backed commercial paper programs, which typically pay higher yields than other commercial paper programs.
   The 12 months ended May 31, 1997 was a period of nearly static short-term rates. The Federal Funds rate remained unchanged at 5.25% from January 31, 1996 to March 25, 1997, when it was raised to 5.50%. The Fund anticipated this increase in rates and was well-positioned to benefit due primarily to its large position in overnight repurchase agreements and short average-weighted maturity. The Fund remains cautious, believing there is a possibility that the Federal Reserve Board may raise short-term rates sometime in the next quarter. If this increase occurs, the Fund expects to extend maturities to lock in higher yields.

                       BOSTON 1784 PRIME MONEY MARKET FUND
    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 PRIME MONEY MARKET FUND VERSUS THE IBC/DONOGHUE FIRST TIER MONEY MARKET AVERAGE,
                   AND THE LIPPER MONEY MARKET FUNDS AVERAGE

   ANNUALIZED TOTAL RETURN FROM INCEPTION (6/30/91)  4.28%
   ANNUAL TOTAL RETURN (6/1/96-5/31/97)              5.02%

  [LINE GRAPH]

                        6/30/91    5/92     5/93     5/94    5/95     5/96     5/97
BOSTON 1784 PRIME
   MONEY MARKET FUND    $10,000  $10,433  $10,745  $11,044  $11,577 $12,191  $12,803
IBC/DONOGHUE FIRST
   TIER AVERAGE         $10,000  $10,415  $10,711  $11,004  $11,529 $12,126  $12,716
LIPPER MONEY MARKET
   FUNDS AVERAGE        $10,000  $10,419  $10,717  $11,008  $11,530 $12,116  $12,696

 PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*UNTIL DECEMBER 9, 1996, BOSTON 1784 PRIME MONEY MARKET FUND WAS KNOWN AS BAY
 FUNDS MONEY MARKET PORTFOLIO.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

BOSTON 1784 SHORT-TERM
INCOME FUND
The objective of Boston 1784 Short-Term Income Fund is to maximize current income. Preservation of capital is a secondary objective.
   Since its inception in July 1994, the Fund has grown to a total of $194.0 million in assets. For the year ended May 31, 1997, the Fund had a total return of 6.47%, compared with 6.92% for the Lehman Brothers Mutual Fund 1- 5 Year Corporate Government Bond Index, and 6.31% for the Lipper Short Investment Grade Debt Funds Average. Based on total return, the Fund ranked among the top third (33 of 99) of the Lipper Short Investment Grade Debt Funds Average for the period from June 1, 1996 to May 31, 1997. The Fund's return and resulting ranking are after waiver of certain management fees and expenses (See Financial Highlights).
    The Fund's performance can be attributed primarily to average-weighted-maturity and durations that were slightly longer than the Lipper average and considerably shorter than the Lehman index. During the year, we shortened the maturity structure of the Fund's portfolio to bring it more in line with the Lipper average and to decrease price variability. The net result was more consistent performance. Our underperformance compared to the Lehman index can be attributed to the shorter average-weighted-maturity and duration of the Fund's portfolio. A positive factor contributing to the performance of the Fund was the increased exposure to asset-backed securities, which helped to increase yield as well as total return.
   On May 31, 1997, corporate bonds represented approximately 35% of the Fund's portfolio, Treasury securities represented 20%, asset-backed securities represented 15%, and taxable municipal securities and mortgage-backed securities each represented 7%. During the coming year, we expect to continue to invest in shorter-maturity securities to maintain price stability; to add income through asset-backed, mortgage-backed, and taxable municipal securities; and to increase the credit quality of the portfolio.

                       BOSTON 1784 SHORT-TERM INCOME FUND
    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784
     SHORT-TERM INCOME FUND VERSUS THE LEHMAN BROTHERS MUTUAL FUND 1-5 YEAR
                CORP./GOV'T. BOND INDEX, AND THE LIPPER SHORT
                      INVESTMENT-GRADE DEBT FUNDS AVERAGE

   ANNUALIZED TOTAL RETURN FROM INCEPTION (7/1/94)   6.17%
   ANNUAL TOTAL RETURN (6/1/96-5/31/97)              6.47%

   [LINE GRAPH]

                                    7/31/94    5/95     5/96     5/97
BOSTON 1784 SHORT-TERM INCOME FUND  $10,000  $10,601  $11,107  $11,826
LEHMAN MUTUAL FUND 1-5 YEAR
   GOV'T./CORP. BOND INDEX          $10,000  $10,700  $11,236  $12,014
LIPPER SHORT INVESTMENT-GRADE
   DEBT FUNDS AVERAGE               $10,000  $10,549  $11,071  $11,769

   PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                               BOSTON 1784 FUNDS

--------------------------------------------------------------------------------

BOSTON 1784 INCOME FUND
The objective of Boston 1784 Income Fund is to maximize current income. Preservation of capital is a secondary objective.
    Since its inception in July 1994, the Fund has grown to a total of $334.8 million in assets. For the year ended May 31, 1997, the Fund had a total return of 8.32%, compared with 8.32% for the Lehman Brothers Aggregate Bond Index and 7.60% for the Lipper Corporate Debt A-Rated Funds Average. Based on total return, the Fund ranked among the top third (38 of 122) of the Lipper Corporate Debt A-Rated Funds Average for the period from June 1, 1996 to May 31, 1997. The Fund's return and resulting ranking are after waiver of certain management fees and expenses (See Financial Highlights).
   The Fund's performance can be attributed to several factors, including overweighting of capital securities and Yankee bonds (dollar-denominated bonds issued in the U.S. by foreign borrowers) relative to the Lehman index and Lipper average. On May 31, 1997, the average maturity of the Fund was approximately
13.1 years with a duration of approximately 6.9 years.
   During the past year, the Fund took advantage of the opportunity to invest in capital securities issued by banks. These new securities represent long-term debt but resemble preferred stock and were very attractive on a relative-value basis. In the year ahead, the Fund expects to continue to increase its holdings of put bonds -- bonds that permit the investor to redeem the securities prior to maturity. These bonds may have significant advantages in certain interest rate settings.
   If interest rates decline, we expect to increase the Fund's holdings of Yankee bonds and foreign-pay bonds (bonds issued by non-U.S. issuers and payable in local currency). Should interest rates rise, we expect to use that opportunity to extend the overall maturity of the Fund.

                             BOSTON 1784 INCOME FUND
    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 INCOME FUND VERSUS THE LEHMAN BROTHERS AGGREGATE BOND INDEX, AND THE LIPPER
                      CORPORATE DEBT A-RATED FUNDS AVERAGE

   ANNUALIZED TOTAL RETURN FROM INCEPTION (7/1/94)   7.33%
   ANNUAL TOTAL RETURN (6/1/96-5/31/97)              8.32%

   [LINE GRAPH]

                                              7/31/94     5/95     5/96     5/97
BOSTON 1784 INCOME FUND                       $10,000  $10,934  $11,211  $12,144
LEHMAN BROTHERS AGGREGATE BOND INDEX          $10,000  $10,955  $11,435  $12,387
LIPPER CORPORATE DEBT A-RATED FUNDS AVERAGE   $10,000  $10,902  $11,280  $12,137

   PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
The objective of Boston 1784 U.S. Government Medium-Term Income Fund is current income consistent with preservation of capital. The Fund is an actively managed portfolio of U.S. Treasury and U.S. Government Agency short- to intermediate-term securities.
   Since its inception in June 1993, the Fund has grown to a total of $209.1 million in assets. For the year ended May 31, 1997, the Fund had a total return of 7.16% compared with 7.11% for the Lehman Brothers Intermediate Government Bond Index and 6.94% for the Lipper Intermediate-Term U.S. Government Funds Average. Based on total return, the Fund ranked among the top half (51 of 123) of the Lipper Intermediate-Term U.S. Government Funds Average for the period from June 1, 1996 to May 31, 1997. The Fund's return and resulting ranking are after waiver of certain management fees and expenses (See Financial Highlights).
   Much of the Fund's performance can be attributed to a strategic emphasis on mortgage-backed and agency securities. Both sectors enhanced the Fund's income, and mortgage-backed securities added to the capital appreciation portion of the Fund's return.
   The assets of the Fund are diversified among U.S. Treasury, U.S. Government Agency and mortgage-backed securities. The Fund's securities are concentrated in the 2-year to 10-year maturity range. On May 31, 1997, the average-weighted-maturity of the Fund was approximately 7.7 years, and the Fund had a duration of 5.1 years.
   In March 1997, the Federal Funds rate was increased to 5.50%, and the Federal Reserve Board may well act again. If economic growth slows and interest rates decline, we expect to extend the Fund's average-weighted-maturity and decrease holdings in mortgage-backed securities, which can underperform as investors refinance mortgages, in favor of Treasury and non-callable agency securities.

               BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
         BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND VERSUS THE
       LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX, AND THE LIPPER
                INTERMEDIATE-TERM U.S. GOVERNMENT FUNDS AVERAGE

   ANNUALIZED TOTAL RETURN FROM INCEPTION (6/7/93)   4.66%
   ANNUAL TOTAL RETURN (6/1/96-5/31/97)              7.16%

   [LINE GRAPH]

                                    6/30/93   5/94     5/95     5/96      5/97
BOSTON 1784 U.S. GOVERNMENT
   MEDIUM-TERM INCOME FUND          $10,000  $9,787   $10,646  $11,024  $11,813
LEHMAN BROTHERS INTERMEDIATE U.S.
   GOVERNMENT BOND INDEX            $10,000  $9,980   $10,887  $11,380  $12,189
LIPPER INTERMEDATE-TERM U.S.
   GOVERNMENT FUNDS AVERAGE         $10,000  $9,837   $10,720  $11,072  $11,840

   PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
The objective of Boston 1784 Tax-Exempt Medium-Term Income Fund is to provide current income exempt from Federal income tax, consistent with the preservation of capital. On May 31, 1997, the Fund's assets totaled $250.5 million.
   Total return for the year ended May 31, 1997 was 7.74%, compared with 6.23% for the Lipper Intermediate Municipal Funds Average, ranking the Fund in the top 5% (6 of 133) of its peer group. The Fund also outperformed the Lehman Brothers 7-Year Municipal Bond Index by 88 basis points, which we attribute to the Fund's emphasis on maximizing current income and maintaining a slightly longer relative average-weighted-maturity and effective duration. The Fund's return and resulting ranking are after waiver of certain management fees and expenses (See Financial Highlights).
   The Fund achieved incremental income, yield, and price stability by emphasizing both geographical and sector diversification. During the past fiscal year, the Fund emphasized both income and total return, an approach reflected in a higher average-weighted-maturity and effective duration than its Lehman benchmark and Lipper peer group. The Fund focused on bonds rated AA or higher by Moody's or Standard & Poor's with maturities ranging from 8 to 15 years. Also contributing to the Fund's performance were an overall upgrading of credit quality and liquidity, achieved by increasing exposure to general obligation state issues and purchases of bonds with modest discounts to current coupon rates.
   In the year ahead, we anticipate favorable conditions for the municipal bond market. The limited supply of new issues, coupled with increased interest on the part of individual investors along with sustained institutional demand, should reduce volatility in 1997 and ultimately result in higher returns for investors.

                 BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND VERSUS THE LEHMAN BROTHERS 7-YEAR MUNICIPAL
      BOND INDEX, AND THE LIPPER INTERMEDIATE MUNICIPAL BOND FUNDS AVERAGE

   ANNUALIZED TOTAL RETURN FROM INCEPTION (6/14/93)  5.91%
   ANNUAL TOTAL RETURN (6/1/96-5/31/97)              7.74%

   [LINE GRAPH]
                              6/30/93    5/94     5/95     5/96    5/97
BOSTON 1784 TAX-EXEMPT
   MEDIUM-TERM INCOME FUND    $10,000  $10,212  $10,986  $11,449 $12,336
LEHMAN BROTHERS 7-YEAR
   MUNICIPAL BOND INDEX       $10,000  $10,144  $10,972  $11,481 $12,267
LIPPER INTERMEDIATE MUNICIPAL
   BOND FUNDS AVERAGE         $10,000  $10,142  $10,855  $11,284 $11,986

   PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

BOSTON 1784 CONNECTICUT
TAX-EXEMPT INCOME FUND
The objective of Boston 1784 Connecticut Tax-Exempt Income Fund is current income exempt from both Federal and Connecticut personal income tax. Preservation of capital is a secondary objective. Since its inception in August 1994, the Fund has grown to $103.1 million in assets.
   Total return for the year ended May 31, 1997 was 7.26%, compared with 6.01% for the Lipper Other States Intermediate Municipal Funds Average, and the Fund ranked in the top 3% (2 of 67) of the Lipper Other States Intermediate Municipal Funds Average. The Fund also outperformed the Lehman Brothers 7-Year Municipal Bond Index's 6.83% total return for the same period. The performance reflects the Fund's emphasis on maximizing income, optimization of total return strategies, and the Fund's slightly higher relative average-weighted-maturity and effective duration. The Fund's return and resulting ranking are after waiver of certain management fees and expenses (See Financial Highlights).
   The Fund achieves incremental income, yield and price stability by emphasizing diversification across sectors and issuers within the state. During the past fiscal year, the Fund emphasized both income and total return, an approach reflected in a higher average-weighted-maturity and effective duration than its Lehman benchmark and Lipper peer group. The Fund focused on bonds rated AA or higher by Moody's or Standard & Poor's with maturities ranging from 8 to 15 years. Also contributing to the Fund's performance were an overall upgrading of credit quality and liquidity, achieved by increasing exposure to general obligation issuers and purchases of bonds with modest discounts to current coupon rates.
   In the year ahead, we anticipate favorable conditions for the municipal bond market. The limited supply of new issues, coupled with increased interest on the part of individual investors along with sustained institutional demand, should reduce volatility in 1997 and ultimately result in higher returns for investors.

                 BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND VERSUS THE LEHMAN BROTHERS 7-YEAR MUNICIPAL
  BOND INDEX, AND THE LIPPER OTHER STATES INTERMEDIATE MUNICIPAL FUNDS AVERAGE

   ANNUALIZED TOTAL RETURN FROM INCEPTION (8/1/94)   6.66%
   ANNUAL TOTAL RETURN (6/1/96-5/31/97)              7.26%

   [LINE GRAPH]
                                   8/31/94    5/95     5/96     5/97
BOSTON 1784 CONNECTICUT
   TAX-EXEMPT INCOME FUND          $10,000  $10,664  $11,103  $11,909
LEHMAN BROTHERS 7-YEAR MUNICIPAL
   BOND INDEX                      $10,000  $10,629  $11,123  $11,885
LIPPER OTHER STATES INTERMEDIATE
   MUNI FUNDS AVERAGE              $10,000  $10,540  $10,921  $11,578

   PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

BOSTON 1784 MASSACHUSETTS
TAX-EXEMPT INCOME FUND
The objective of Boston 1784 Massachusetts Tax-Exempt Income Fund is current income, exempt from both Federal and Massachusetts personal income tax, consistent with the preservation of capital. The Fund is an actively managed, state-specific portfolio of investment-grade, intermediate- to longer-term securities.
   Since its inception in June 1993, the Fund has grown to a total of $147.5 million in assets. For the year ended May 31, 1997, the Fund had a total return of 7.30%, compared with 6.85% for the Lehman Brothers 7-Year Municipal Bond Index and 6.01% for the Lipper Massachusetts Intermediate Municipal Funds Average, ranking the Fund 1 out of 9 funds in its Lipper peer group. The Fund's return and resulting ranking are after waiver of certain management fees and expenses (See Financial Highlights).
   Important factors affecting the Fund's performance included the investment in high-credit-quality bonds with current and slight discount coupons. In addition, the Fund had an average-weighted-maturity of 8.2 years and a duration of 6.2 years, both of which were slightly longer than the Lehman Brothers 7-Year Municipal Bond Index.
   As of May 31, 1997, approximately 62% of the bonds in the Fund were rated AA or higher by either Moody's or Standard & Poor's. The assets of the Fund were diversified among general obligations issued by the Commonwealth of Massachusetts and various municipalities and revenue bonds issued to finance hospitals, education, housing, transportation, utilities and industrial development.
   During the past year, the Fund focused on improving current dividend yield while maintaining holdings with relatively high credit quality. The scarcity of Massachusetts bonds continues to impede expansion of the Fund's holdings. The Fund is structured in expectation of an eventual decline in interest rate levels toward year-end. Current income will continue to be a priority.

                BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND VERSUS THE LEHMAN BROTHERS 10-YEAR
 MUNICIPAL BOND INDEX, THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX, AND THE
           LIPPER MASSACHUSETTS INTERMEDIATE MUNICIPAL FUNDS AVERAGE

   ANNUALIZED TOTAL RETURN FROM INCEPTION (6/14/93)  5.01%
   ANNUAL TOTAL RETURN (6/1/96-5/31/97)              7.30%

   [LINE GRAPH]

                                              6/30/93    5/94     5/95     5/96    5/97
BOSTON 1784 MASSACHUSETTS
   TAX-EXEMPT INCOME FUND                     $10,000  $10,126  $10,734  $11,116  $11,928
LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX   $10,000  $10,144  $10,972  $11,481  $12,267
LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX  $10,000  $10,141  $11,052  $11,575  $12,521
LIPPER MASSACHUSETTS
   INTERMEDIATE MUNICIPAL FUNDS AVERAGE       $10,000  $10,141  $10,765  $11,153  $11,823

   PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

GOING FORWARD, BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND WILL NO LONGER TRACK PERFORMANCE AGAINST THE LEHMAN 10-YEAR MUNICIPAL BOND INDEX. IN THE INVESTMENT ADVISER'S OPINION, THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A MORE APPROPRIATE BENCHMARK DUE TO THE SHORTER EXPECTED AVERAGE-WEIGHTED-MATURITY.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

BOSTON 1784 RHODE ISLAND
TAX-EXEMPT INCOME FUND
The objective of Boston 1784 Rhode Island Tax-Exempt Income Fund is current income exempt from Federal income tax, Rhode Island personal income tax and Rhode Island business corporation tax. Preservation of capital is a secondary objective. Since its inception in August 1994, the Fund has grown to $53.8 million in assets.
   Total return for the year ended May 31, 1997 was 7.61%, compared with 6.01% for the Lipper Other States Intermediate Municipal Funds Average, and the Fund ranked in the top 1% (1 of 67) of the Lipper Other States Intermediate Municipal Funds Average. The Fund also outperformed the Lehman Brothers 7-Year Municipal Bond Index's 6.83% total return by 78 basis points. The performance of the Fund reflects the Fund's emphasis on maximizing income, optimization of total return strategies and the Fund's slightly higher relative average-weighted-maturity and effective duration. The Fund's return and resulting ranking are after waiver of certain management fees and expenses (See Financial Highlights).
   The Fund achieves incremental income, yield, and price stability by emphasizing diversification across sectors and issuers within the state. During the past fiscal year, the Fund emphasized both income and total return, an approach reflected in a higher average-weighted-maturity and effective duration than its Lehman benchmark and Lipper peer group. The Fund focused on bonds rated AA or higher by Moody's or Standard & Poor's with maturities ranging from 8 to 15 years. Also contributing to the Fund's performance were an overall upgrading of credit quality and liquidity, achieved by increasing exposure to general obligation issuers and purchases of bonds with modest discounts to current coupon rates.
   In the year ahead, we anticipate favorable conditions for the municipal bond market. The limited supply of new issues, coupled with increased interest on the part of individual investors along with sustained institutional demand, should reduce volatility in 1997 and ultimately result in higher returns for investors.

                 BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 RHODE-ISLAND TAX-EXEMPT INCOME FUND VERSUS THE LEHMAN BROTHERS 7-YEAR MUNICIPAL
  BOND INDEX, AND THE LIPPER OTHER STATES INTERMEDIATE MUNICIPAL FUNDS AVERAGE

   ANNUALIZED TOTAL RETURN FROM INCEPTION (8/1/94)   6.46%
   ANNUAL TOTAL RETURN (6/1/96-5/31/97)              7.61%

   [LINE GRAPH]

                                               8/31/94   5/95     5/96     5/97
BOSTON 1784 RHODE ISLAND
   TAX-EXEMPT INCOME FUND                     $10,000  $10,552  $11,033  $11,872
LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX $10,000 $10,629 $11,123 $11,885 LIPPER OTHER STATES INTERMEDIATE
   MUNICIPAL FUNDS AVERAGE                    $10,000  $10,540  $10,921  $11,578

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

BOSTON 1784 ASSET
ALLOCATION FUND
The objective of Boston 1784 Asset Allocation Fund is to achieve a favorable total rate of return through current income and capital appreciation consistent with preservation of capital, derived from investing in fixed income and equity securities.
   During the past 12 months, the Fund's assets have increased from $16.8 million to $35.5 million. For the year ended May 31, 1997, the Fund had a total return of 14.89%, compared with 29.40% for the S&P 500 Composite Index, 8.32% for the Lehman Brothers Aggregate Bond Index, and 14.88% for the Lipper Flexible Portfolio Funds Average. The Fund's return is after waiver of certain management fees and expenses (See Financial Highlights).
   On May 31, 1997, the Fund's allocation was 53% common stocks, 40% bonds and 7% short-term money market instruments. Over the past fiscal year, new investment funds have been directed towards the purchase of bonds and common stocks in an approximate ratio of 60%/40%, which we believe will contribute significantly to the Fund's near-term total return.
   While new equity investment continued to be directed primarily towards large-capitalization global companies, this year an increasing portion of new equity investment was directed towards mid-capitalization growth stocks in the technology, capital goods and health care sectors. This change in strategy has thus far penalized relative equity returns as investors remain narrowly focused on more liquid, large companies.
   During the year ended May 31, 1997, the Fund increased its investment in bonds from 36% to 40% in response to a strong stock market and relatively attractive interest rates. The bond market has struggled with concerns that strong economic growth and low unemployment might lead to inflation. Since we believe economic growth may slow and interest rates decline, we expect to extend the average-weighted-maturity of the bond portion of the Fund.

                        BOSTON 1784 ASSET ALLOCATION FUND
    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 ASSET ALLOCATION FUND VERSUS THE S&P 500 COMPOSITE INDEX, THE LEHMAN BROTHERS
     AGGREGATE BOND INDEX, AND THE LIPPER FLEXIBLE PORTFOLIO FUNDS AVERAGE

   ANNUALIZED TOTAL RETURN FROM INCEPTION (6/14/93)  11.74%
   ANNUAL TOTAL RETURN (6/1/96-5/31/97)              14.89%

   [LINE GRAPH]
                            6/30/93   5/94     5/95     5/96    5/97
BOSTON 1784 ASSET ALLOCATION
   FUND                     $10,000  $10,016  $11,503  $13,554  $15,572
S&P 500 COMPOSITE INDEX     $10,000  $10,395  $12,489  $16,039  $20,754
LEHMAN BROTHERS AGGREGATE
   BOND INDEX               $10,000  $9,890   $11,028  $11,511  $12,469
LIPPER FLEXIBLE PORTFOLIO
   FUNDS AVERAGE            $10,000  $10,265  $11,492  $13,599  $15,622

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

BOSTON 1784 GROWTH AND
INCOME FUND
The objective of Boston 1784 Growth and Income Fund is long-term growth of capital with a secondary objective of income. The Fund is a diversified portfolio invested primarily in stocks of large- and mid-capitalization companies.
   During the past 12 months, the Fund's assets have increased to $458.0 million. For the year ended May 31, 1997, the Fund had an annualized total return of 18.33%, compared with 29.40% for the S&P 500 Composite Index, and 22.81% for the Lipper Growth and Income Average. The Fund's return is after waiver of certain management fees and expenses (See Financial Highlights).
   Two factors that contributed to the Fund's underperformance compared to the S&P 500 Composite Index were its exposure to mid-capitalization companies and the strength of the U.S. dollar. During the last 12 months, the stocks of larger companies outperformed mid-capitalization companies. Also, the performance of the S&P 500 Composite Index has become increasingly narrow, with 6% of stocks accounting for approximately 80% of the index's performance. This has been driven primarily by index fund purchases and foreign buyers of U.S. large cap companies. We believe that over the long term this trend will not continue, and the Fund's holdings in companies with stronger rates of earnings growth will achieve a deserved premium to the market.
   Currency exchange rates also negatively impacted the Fund's performance. Approximately 20% of the Fund's holdings are invested in foreign companies, primarily located in France, Germany and the United Kingdom. During the second half of the fiscal year, the U.S. dollar appreciated about 14% to 16% versus the currencies of these countries. As a result, the Fund's performance was reduced by approximately 3%. Over the near term, we believe that the U.S. dollar has achieved maximum appreciation and anticipate a more stable currency environment in the year ahead. We expect to maintain our foreign holdings at approximately current levels, investing in companies with superior growth profiles.
   In the coming year, we plan to continue investing primarily in stocks, focusing on high quality growth companies with strong revenue and earnings increases. We also expect to continue to emphasize the technology, consumer non-durables, energy and healthcare sectors. We believe that the Fund's exposure to foreign stocks will enhance performance as well as diversification.

                       BOSTON 1784 GROWTH AND INCOME FUND
    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 GROWTH AND INCOME FUND VERSUS THE S&P 500 COMPOSITE INDEX, AND THE LIPPER GROWTH
                               AND INCOME AVERAGE

   ANNUALIZED TOTAL RETURN FROM INCEPTION (6/7/93)   17.02%
   ANNUAL TOTAL RETURN (6/1/96-5/31/97)              18.33%

  [LINE GRAPH]

                                  6/30/93  5/94     5/95     5/96    5/97
BOSTON 1784 GROWTH & INCOME FUND $10,000 $10,854  $12,709  $16,054  $18,997
S&P 500 COMPOSITE INDEX          $10,000 $10,395  $12,489  $16,039  $20,754
LIPPER GROWTH & INCOME AVERAGE   $10,000 $10,483  $12,021  $15,064  $18,500

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

BOSTON 1784 GROWTH FUND
The objective of Boston 1784 Growth Fund is capital appreciation. Dividend income, if any, is incidental to this objective. The Fund is a diversified portfolio invested primarily in stocks of small- and mid-capitalization companies.
   The Fund began on March 28, 1996, and on May 31, 1996 its assets were $46.0 million. During the past 12 months, the Fund's assets have increased to $261.5 million.
   For the year ended May 31, 1997, the Fund had a total return of 8.77%, compared with 6.97% for the Russell 2000 Index and a 17.72% return for the Lipper Growth Funds Average during the same period. The Fund's return is after waiver of certain management fees and expenses (See Financial Highlights).
   The last 12 months saw the stocks of larger companies significantly outperform the stocks of smaller companies, as demonstrated by the 29.40% gain for the S&P 500 Composite Index compared to the 6.97% increase in the Russell 2000 Index. The first quarter of the fiscal year saw sharp declines in technology stocks. Small-capitalization stocks were hit hardest but improved from August through the end of January 1997, although their performance continued to lag large companies. February began a three-month decline in the stock market averages-- the steepest in five years -- with small company stocks falling the most. When the stock market began to climb in May, small company stocks led the turnaround, with the Russell 2000 Index outperforming both the Dow Jones Industrial Average and the S&P 500 Composite Index.
   The Fund's investment in foreign securities was one reason why it outperformed the Russell 2000 Index. As of May 31, 1997, foreign securities represented approximately 17% of the Fund's assets. The aggregate performance of these securities, led by two English companies, J.D. Wetherspoon and Pizza Express, was significantly higher than the Russell 2000 Index. The Fund's concentration in technology companies also produced good returns, bolstered by the Fund's holdings of Intel, Microsoft, Cisco, BAAN, and Visio Corp. The primary reason for the underperformance compared to the Lipper Growth Funds Average was the Fund's higher exposure to small capitalization equities.
   In the year ahead, we expect to continue to invest primarily in high-growth stocks, focusing on emerging companies with strong revenue and earnings increases. We expect to continue to emphasize the technology, consumer non-durables, energy and healthcare sectors. We believe that the Fund's exposure to foreign stocks will continue to enhance performance as well as diversification.

                             BOSTON 1784 GROWTH FUND
    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784
                 GROWTH FUND VERSUS THE RUSSELL 2000 INDEX AND
                        THE LIPPER GROWTH FUNDS AVERAGE

   ANNUALIZED TOTAL RETURN FROM INCEPTION (3/28/96)  18.92%
   ANNUAL TOTAL RETURN (6/1/96-5/31/97)               8.77%

   [LINE GRAPH]

                                 3/31/96    5/96     5/97
BOSTON 1784 GROWTH FUND          $10,000  $11,270  $12,258
RUSSELL 2000 INDEX               $10,000  $10,950  $11,713
LIPPER GROWTH FUNDS AVERAGE      $10,000  $10,602  $12,480

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

BOSTON 1784 INTERNATIONAL
EQUITY FUND
The objective of Boston 1784 International Equity Fund is to provide long-term growth of capital. Dividend income, if any, is incidental to this objective.
   Since May 31, 1996, the Fund's assets have increased from $362.5 million to $503.0 million. For the year ended May 31, 1997, the Fund had a total return of 10.93%, compared with 7.55% for the Morgan Stanley EAFE Index and 12.03% for the Lipper International Funds Average. The Fund's return is after waiver of certain fund expenses (See Financial Highlights).
   During the last 12 months, the international markets have offered mixed opportunities for the U.S. investor. The strong investment returns in many countries, particularly in continental Europe, were eroded by weak European currencies as the U.S. market, and therefore the dollar attracted foreign investors. In many countries, historically low interest rates supported local currency equity returns greater than the U.S. averages. However, these returns, except in the United Kingdom and the Netherlands, were generally below U.S. returns when translated into dollar terms. The position in the Netherlands continued to make, as projected, a major contribution to the Fund's performance. Despite a comparatively small portion of the Fund invested in Japanese equities and a strategy that partially protected against a drop in the yen for most of the period, the Japanese position subtracted from the otherwise competitive returns from other markets.
   The United Kingdom continues to be a favored location for businesses establishing a European foothold. Moreover, as the second largest equity market after Japan, it represents an important area of investment for the Fund. We expect it to benefit from the recovery of continental Europe, provided the pound sterling does not appreciate significantly during the next 12 months.

                      BOSTON 1784 INTERNATIONAL EQUITY FUND
       COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON
               1784 INTERNATIONAL EQUITY FUND VERSUS THE MORGAN
         STANLEY EAFE INDEX AND THE LIPPER INTERNATIONAL FUNDS AVERAGE

   ANNUALIZED TOTAL RETURN FROM INCEPTION (1/31/95)  14.14%
   ANNUAL TOTAL RETURN (6/1/96-5/31/97)              10.93%

   [LINE GRAPH]

                                          1/31/95   5/95     5/96     5/97
BOSTON 1784 INTERNATIONAL EQUITY FUND    $10,000  $11,040  $13,146  $14,583
MORGAN STANELY EAFE INDEX                $10,000  $10,862  $12,021  $12,928
LIPPER INTERNATIONAL FUNDS AVERAGE       $10,000  $10,767  $12,368  $13,856

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

   As of May 31, 1997, the Fund was invested in 35 countries with positions in more than 190 companies. The investment policy of the Fund stresses the management of risk by diversification, particularly in smaller markets. The opportunities in smaller,

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

fast-growing economies are significant. Individual stock prices can be very volatile, however, necessitating a broad exposure in a number of countries with different economic characteristics.
   We continue to emphasize the longer term growth prospects for each portfolio company and assess a "fair" price for its shares. This policy is reflected in the relatively low turnover (less than 25%) of the Fund's portfolio. Most of the portfolio changes have occurred in the more volatile markets of the less developed economies. We are more opportunistic in realizing gains in the markets of the less developed economies as these markets respond to political change. As of May 31, 1997, 88% of the Fund was invested in more mature markets and major companies which also have important business opportunities in the fast growing markets of Latin America, southeast Asia and eastern Europe.

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 TAX-FREE MONEY MARKET FUND
-------------------------------------------------------
[PIE CHART]
GENERAL OBLIGATIONS                  14%
CASH EQUIVALENTS                      9%
TAX-EXEMPT COMMERCIAL PAPER           2%
OTHER REVENUE BONDS                  28%
HOUSING BONDS                         3%
IND. DEV. & POLLUTION CONTROL BONDS  21%
HEALTH CARE BONDS                     5%
EDUCATION BONDS                       6%
TRANSPORTATION BONDS                  2%
UTILITY BONDS                        10%

% OF TOTAL PORTFOLIO INVESTMENTS
-------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
-------------------------------------------------------
MUNICIPAL BONDS -- 91.0%
  ALABAMA -- 0.2%
   Phenix City, Industrial
      Development RB, Mead
      Coated Board Project, Series B
      (A) (B) (C) (D)
       4.150%, 06/05/97             $1,600  $    1,600
                                            ----------
  ARKANSAS -- 1.3%
   Arkansas State Development
      Finance Authority RB, Higher
      Education Capital Asset
      (A) (B) (C) (E)
       3.850%, 06/05/97              5,200       5,200
   Crossett, Pollution Control RB
      (A) (B) (C) (D)
       3.850%, 06/05/97              5,400       5,400
                                            ----------
                                                10,600
                                            ----------
  CALIFORNIA -- 3.5%
   California State School Cash
      Reserve Program Authority,
      Series B (E)
       4.500%, 12/19/97              5,000       5,024
-------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
-------------------------------------------------------
   Los Angeles, American Airlines,
      Series C (A) (B) (C) (D)
       4.000%, 06/05/97            $ 4,200  $    4,200
   Los Angeles County GO TRAN,
      Series A (D)
       4.500%, 06/30/97             20,000      20,014
                                            ----------
                                                29,238
                                            ----------
  COLORADO -- 5.2%
   Colorado State Health Facility
      Authority RB, Sisters Charity
      Health, Series B (A) (B) (C) (D)
       3.850%, 06/05/97             15,000      15,000
   Colorado State Health Facility
      Authority RB, Sisters Charity
      Health, Series C (A) (B) (C) (D)
       3.850%, 06/05/97              3,900       3,900
   Denver, Childrens Hospital
      Association (A) (B) (C) (E)
       3.950%, 06/04/97             15,100      15,100
   Platte River, Platte River Power
      Authority RB, Series AA (B) (C)
       6.875%, 06/01/97              9,500       9,690
                                            ----------
                                                43,690
                                            ----------
  DISTRICT OF COLUMBIA -- 0.7%
   District of Columbia GO,
      Series B2 (A) (B) (C) (D)
       4.000%, 06/05/97              5,900       5,900
                                            ----------
  FLORIDA -- 2.0%
   Dade County, Housing Finance
      Authority, Multi-Family RB
      (A) (B) (C) (E)
       3.850%, 06/04/97              3,900       3,900
   Florida State Housing Finance
      Agency RB, Series A
      (A) (B) (C) (D)
       3.950%, 06/04/97              3,310       3,310
   Hillsborough County, Utility Bond,
      Tampa Electric Project
      (A) (B) (C)
       4.150%, 06/05/97             10,000      10,000
                                            ----------
                                                17,210
                                            ----------

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  GEORGIA -- 1.1%
   Georgia State Municipal Electric
      Authority RB, Series B
      (A) (B) (C) (D)
       3.500%, 06/04/97            $ 7,000  $    7,000
   Georgia Tech Foundation Facility
      RB, Wardlaw Project,
       Series B (A) (B) (C) (D)
       3.850%, 06/04/97              2,600       2,600
                                            ----------
                                                 9,600
                                            ----------
  ILLINOIS -- 8.4%
   Chicago GO (A) (B) (C) (D)
       3.650%, 06/04/97             25,000      25,000
   Chicago GO, Series C (B) (C) (E)
       3.600%, 08/01/97             12,500      12,500
   Chicago, Multi-Family Housing
      RB, Waveland Associates
      Project-C (A) (B) (C) (D)
       3.950%, 06/04/97             10,000      10,000
   Illinois State Educational Facility
      Authority RB, National College
      Educational Project
      (A) (B) (C) (D)
       3.900%, 06/05/97              7,600       7,600
   Illinois State Educational Facility
      Authority RB, Shedd Aquarium
      Society Project, Series B
      (B) (C) (D)
       3.850%, 11/20/97              6,000       6,000
   Lombard, Multi-Family Housing RB,
      Clover Creek Project (B) (C) (D)
       3.800%, 12/15/97             10,000      10,000
                                            ----------
                                                71,100
                                            ----------
  INDIANA -- 1.4%
   Indiana State Office Building
      Community RB (B) (C)
       8.750%, 07/01/97              2,000       2,048
   Mount Vernon, Pollution Control
      RB, Southern Indiana Gas &
      Electric Project (A) (B) (C) (E)
       4.050%, 11/01/97             10,135      10,139
                                            ----------
                                                12,187
                                            ----------
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  IOWA -- 1.5%
   Iowa School Corporation BAN,
      Series B (E)
       4.250%, 01/30/98            $12,500  $   12,548
                                            ----------
  KANSAS -- 0.6%
   Kansas City, Industrial
      Development Authority RB,
      Resh Health Services System
      Project (A) (B) (C) (E)
       4.000%, 06/04/97              4,800       4,800
                                            ----------
  KENTUCKY -- 0.9%
   Ashland, Pollution Control RB,
      Ashland Oil Project
      (A) (B) (C) (D)
       3.700%, 06/05/97              3,500       3,500
   Boone County, Pollution Control
      RB, Cincinnati Gas & Electric
      Project (A) (B) (C) (D)
       3.800%, 06/01/97              4,100       4,100
                                            ----------
                                                 7,600
                                            ----------
  LOUISIANA -- 5.6%
   Ascension Parish, Pollution
      Control RB, Shell Oil
      (A) (B) (C)
       3.750%, 06/04/97              9,500       9,500
   De Soto Parish, Pollution
      Control RB, Central Louisiana
      Electric Company Project,
      Series A (A) (B) (C) (D)
       3.750%, 06/04/97              5,110       5,110
   Louisiana State BAN, Series A (E)
       6.000%, 04/15/98              5,520       5,626
   Louisiana State GO (E)
       6.600%, 08/01/97              1,000       1,004
   Louisiana State Offshore
      Terminal Authority RB,
      Deepwater Port Project
      (A) (B) (C) (D)
       4.000%, 06/05/97             15,300      15,300
   Plaquemines, Port Harbor &
      Terminal District RB, Chevron
      Pipeline Project (A) (B) (C)
       3.900%, 09/01/97              2,500       2,501

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 TAX-FREE MONEY MARKET FUND (CONTINUED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  LOUISIANA (CONTINUED)
   Rapides Parish, Pollution Control
      RB, Central Louisiana Electric
      Project (A) (B) (C) (D)
       3.750%, 06/04/97           $  8,150  $    8,150
                                            ----------
                                                47,191
                                            ----------
  MAINE -- 1.5%
   Jay, Pollution Control RB, Solid
      Waste Disposal Project
      AMT (A) (B) (C)
       3.950%, 06/01/97             13,000      13,000
                                            ----------
  MARYLAND -- 0.1%
   Maryland State Water Quality
      Financing Administration RB,
      Revolving Land Fund, Series A
       6.550%, 09/01/97              1,000       1,024
                                            ----------
  MASSACHUSETTS -- 5.0%
   Massachusetts State Capital
      Appreciation Program GO (F)
       4.070%, 06/01/97              5,000       5,000
   Massachusetts State Health &
      Educational Facility Authority
      RB, Harvard University Issue,
      Series Q-1 (A) (B) (C) (D)
       3.650%, 06/05/97              8,000       8,000
   Massachusetts State Industrial
      Finance Agency RB
      (A) (B) (C)
       3.900%, 06/05/97              4,800       4,800
   Massachusetts State Industrial
      Finance Agency RB, Buckingham
      Brown Issue (A) (B) (C) (D)
       3.800%, 06/05/97              4,000       4,000
   Massachusetts State Industrial
      Finance Agency RB, Ocean Spray
      Cranberries Inc. TECP
       3.850%, 10/15/97              3,700       3,700
   Springfield, BAN
       4.100%, 11/21/97              2,400       2,409
   Worcester, BAN, Lot A
       4.000%, 08/28/97             11,837      11,843
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Worcester, BAN, Lot A
       3.970%, 08/28/97           $  2,625  $    2,625
                                            ----------
                                                42,377
                                            ----------
  MICHIGAN -- 4.0%
   Delta County, Economic
      Development RB
      (A) (B) (C) (D)
       4.000%, 06/05/97              4,700       4,700
   Detroit, Downtown
      Development Authority
      RB, Millender Center
      Project (A) (B) (C) (D)
       4.100%, 06/05/97             12,000      12,000
   Grand Rapids, Economic
      Development RB, Amway
      Hotel Project, Series A
      (A) (B) (C) (D)
       4.250%, 06/04/97              9,800       9,800
   Michigan State Municipal
      Authority RB, Series B
       4.500%, 07/25/97              7,500       7,506
                                            ----------
                                                34,006
                                            ----------
  MISSISSIPPI -- 1.3%
   Jackson County, Pollution
      Control Authority RB,
      Chevron USA Project
      (A) (B) (C) (E)
       4.000%, 06/05/97             10,650      10,650
                                            ----------
  MISSOURI -- 1.6%
   Kansas City, Industrial
      Development Authority
      RB (A) (B) (C) (E)
       4.000%, 06/05/97              7,200       7,200
   Missouri State Health &
      Educational Facilities
      Authority RB, Christian
      Health Services, Series B
      (A) (B) (C) (D)
       3.750%, 06/04/97              6,150       6,150
                                            ----------
                                                13,350
                                            ----------

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  NEBRASKA -- 2.4%
   Omaha, Public Power Distribution
      RB, Series A
       3.750%, 02/01/98            $20,000  $   20,013
                                            ----------
  NEW HAMPSHIRE -- 2.8%
   New Hampshire State Health
      & Higher Education Facilities
      RB, Mary Hitchcock Project,
      Series 85D (A) (B) (C) (E)
       3.850%, 06/04/97             12,600      12,600
   New Hampshire State Health &
      Higher Education Facilities RB,
      Mary Hitchcock Project,
      Series 85H (A) (B) (C) (E)
       3.850%, 06/04/97              2,700       2,700
   New Hampshire State Health &
      Higher Education Facilities
      RB, St. Paul's School Project
      (A) (B) (C) (D)
       3.900%, 06/05/97              2,000       2,000
   New Hampshire State Health &
      Higher Education Facilities RB,
      Veterans Hospital Administration
      New England Project, Series C
      (A) (B) (C) (E)
       3.850%, 06/04/97              4,000       4,000
   New Hampshire State Health &
      Higher Education Facilities RB,
      Veterans Hospital Administration
      New England Project, Series F
      (A) (B) (C) (E)
       3.850%, 06/04/97              2,000       2,000
                                            ----------
                                                23,300
                                            ----------
  NEW JERSEY -- 0.3%
   Essex County BAN, Series A
       4.500%, 09/17/97              2,775       2,779
                                            ----------
  NEW YORK -- 8.9%
   Nassau County GO BAN, Series B
       4.250%, 11/14/97             15,000      15,026
   New York State Local Government
      Assistance Corporation RB,
      Series B (A) (B) (C) (D)
       3.800%, 06/04/97             12,500      12,500

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   New York State Local Government
      Assistance Corporation
      RB (A) (B) (C) (D)
       3.800%, 06/04/97            $23,770  $   23,770
   New York State Municipal Water
      Finance Authority RB,
      Series G (A) (B) (C) (E)
       4.000%, 06/05/97             24,400      24,400
                                            ----------
                                                75,696
                                            ----------
  NORTH CAROLINA -- 2.4%
   Wake County, Industrial Facilities
      & Pollution Control RB, Carolina
      Power & Light Project,
       Series B (A) (B) (C) (D)
       4.000%, 06/04/97             10,400      10,400
   Wake County, Industrial Facilities
      & Pollution Control RB, Carolina
      Power & Light Project,
      Series C (A) (B) (C) (D)
       4.000%, 06/04/97              9,800       9,800
                                            ----------
                                                20,200
                                            ----------
  OHIO -- 2.0%
   Columbus, Sewer Authority
      RB (A) (B) (C)
       3.800%, 06/05/97             11,600      11,600
   Hamilton County BAN, Series A
       4.250%, 07/10/97              5,000       5,002
                                            ----------
                                                16,602
                                            ----------
  OREGON -- 0.6%
   Clackamas County, Hospital
      Facility RB (B) (C)
       3.550%, 10/01/97              2,800       2,800
   Portland, Terminal Facilities RB,
      Union Pacific Railroad Company
      Project (B) (C)
       3.900%, 12/01/97              2,300       2,300
                                            ----------
                                                 5,100
                                            ----------
  PENNSYLVANIA -- 1.3%
   Pennsylvania State Certificate
      of Participation
       4.600%, 06/01/97              4,270       4,270

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 TAX-FREE MONEY MARKET FUND (CONTINUED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  PENNSYLVANIA (CONTINUED)
   Pennsylvania State Intergovern-
      mental Cooperation Authority,
      Special Tax RB, Philadelphia
      Funding Project (E)
       5.000%, 06/15/97            $ 1,000  $    1,000
   Pennsylvania State TRAN, Temple
      University Funding
      Obligation (D)
       4.750%, 05/18/98              5,500       5,543
                                            ----------
                                                10,813
                                            ----------
  RHODE ISLAND -- 0.4%
   Rhode Island State Solid Waste
      Management Corporation RB (D)
       4.500%, 08/01/97              3,000       3,002
                                            ----------
  SOUTH CAROLINA -- 1.3%
   Berkeley County, Pollution
      Control RB, Mobay Chemical
      Project (A) (B) (C) (D)
       3.800%, 06/01/97              4,300       4,300
   Georgetown County, Pollution
      Control RB, International
      Paper Project (A) (B) (C)
       4.000%, 09/01/97              5,000       5,000
   York County, Pollution Control
      RB, Series 84E (A) (B) (C) (D)
       3.500%, 08/15/97              2,000       2,000
                                            ----------
                                                11,300
                                            ----------
  SOUTH DAKOTA -- 1.4%
   South Dakota State Housing
      Development Authority RB,
      Series B
       3.750%, 03/26/98             12,150      12,150
                                            ----------
  TENNESSEE -- 0.6%
   Nashville & Davidson Counties,
      Health & Education Facility
      Board RB, Vanderbilt University
      Issue (A) (B) (C) (D)
       3.650%, 01/15/98              5,500       5,500
                                            ----------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  TEXAS -- 9.3%
   Brazos, Industrial Development
      RB, Badische Corporate Port
      Authority (A) (B) (C) (D)
       3.800%, 06/01/97            $ 6,300   $   6,300
   Dallas, Independent School
      District GO (D) (F)
       3.910%, 08/15/97             12,400      12,302
   Grand Prairie, Housing Finance
      Corporate Authority, Multi-Family
      Housing RB, Lincoln Property
      Project (A) (B) (C) (E)
       3.900%, 06/04/97              5,000       5,000
   Grand Prairie, Housing Finance
      Corporate Authority, Multi-Family
      Housing RB, Winridge Grand
      Prairie Project (A) (B) (C) (E)
       3.900%, 06/04/97              7,200       7,200
   Grapevine, Industrial Development
      RB (A) (B) (C) (D)
       3.900%, 06/05/97              3,300       3,300
   Harris County, Toll Road RB,
      Series F (A) (B) (C) (D)
       3.800%, 06/04/97              5,500       5,500
   Harris County, Toll Road
      RB (B) (C)
       8.700%, 08/15/97             11,000      11,438
   Klein, Independent School
      District GO (B) (C) (D)
       6.000%, 08/01/97              1,000       1,004
   Northside, Independent School
      District Public Property
      Financial Contract GO
       4.000%, 02/15/98              1,400       1,403
   Sabine River, Industrial Development
      Authority RB, Northeast
      Texas (B) (C) (D)
       3.500%, 08/15/97              4,895       4,895
   Texas State TRAN
       4.750%, 08/29/97             20,000      20,052
                                            ----------
                                                78,394
                                            ----------

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  UTAH -- 0.5%
   Utah State Board Regents Student
      Loan RB, Series B (A) (B) (C) (E)
       3.850%, 06/04/97            $ 4,400  $    4,400
                                            ----------
  VERMONT -- 0.7%
   Vermont State Education & Health
      Facilities RB, Series D
      (A) (B) (C) (E)
       3.850%, 06/04/97              5,900       5,900
                                            ----------
  VIRGINIA -- 0.8%
   Virginia Peninsula Port Authority
      RB, Shell Oil Project
      (A) (B) (C) (D)
       4.000%, 06/05/97              7,000       7,000
                                            ----------
  WASHINGTON -- 3.9%
   Port Anacortes, Industrial
      Development TECP, Texaco
      Project (A) (B) (C)
       3.800%, 06/06/97             11,000      11,000
   Washington State Health Care
      Facilities Authority RB, Sisters
      of Providence Project,
      Series C (A) (B) (C) (D)
       4.000%, 06/05/97             17,600      17,600
   Washington State Public Power
      Supply System RB, Nuclear
      Project No. 1, Series C
       7.250%, 07/01/97              1,500       1,504
   Washington State Public Power
      Supply System RB, Nuclear
      Project No. 2, Series A
       3.750%, 07/01/97              1,000         998
       4.800%, 07/01/97              2,000       2,001
                                            ----------
                                                33,103
                                            ----------
  WISCONSIN -- 2.1%
   Germantown, School District GO
       4.250%, 04/01/98              3,480       3,486
   Menomonie, Area School
      District TRAN
       4.000%, 09/05/97              4,000       4,001

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Pleasant Prairie, Industrial
      Development RB, Wisconsin
      Electric Power Project
       (A) (B) (C) (E)
       3.900%, 06/05/97            $ 9,000  $    9,000
   Racine GO, Series B
       3.700%, 12/15/97              1,165       1,165
                                            ----------
                                                17,652
                                            ----------
  WYOMING -- 3.4%
   Albany County, Pollution
      Control RB, Union Pacific
      Railroad Project (B) (C) (D)
       3.900%, 12/01/97              2,200       2,200
   Uinta County, Pollution Control
      RB, Chevron USA Project
      (A) (B) (C)
       4.000%, 06/05/97             25,050      25,050
   University of Wyoming RB (E)
       4.000%, 06/01/97              1,615       1,615
                                            ----------
                                                28,865
                                            ----------
TOTAL MUNICIPAL BONDS
   (Cost $769,440)                             769,440
                                            ----------

TAX-EXEMPT MUNICIPAL TRUST CERTIFICATES -- 1.8%
   Koch Financial Corporation,
      Series 1996-1, Class A1
       3.700%, 10/06/97              8,881       8,881
   Koch Financial Corporation,
      Series 1997A-1
       4.100%, 05/06/98              6,500       6,500
                                            ----------
TOTAL TAX-EXEMPT MUNICIPAL
   TRUST CERTIFICATES
   (Cost $15,381)                               15,381
                                            ----------

CASH EQUIVALENTS -- 2.9%
   Clipper Blue Tax-Exempt Trust,
      Series 1994-1, Class A (A) (B) (C)
       4.510%, 06/06/97              4,307       4,307
   Clipper Blue Tax-Exempt Trust,
      Series 1995-1, Class A (A) (B) (C)
       4.310%, 06/06/97              5,663       5,663

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 TAX-FREE MONEY MARKET FUND (CONTINUED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  CASH EQUIVALENTS (CONTINUED)
   Clipper Blue Tax-Exempt Trust,
      Series 1995-2 (A) (B) (C)
       4.310%, 06/06/97           $  7,223    $  7,223
   Clipper Connecticut Tax-Exempt Trust,
      Series 1995-1 (A) (B) (C)
       3.910%, 06/06/97              7,341       7,341
                                              --------
TOTAL CASH EQUIVALENTS
   (Cost $24,534)                               24,534
                                              --------

TRI-PARTY REPURCHASE AGREEMENT -- 7.2%
   Paine Webber
      5.54%, dated 05/30/97, matures
      06/02/97, repurchase price
      $61,055,181 (collateralized by
      various U.S. Treasury Notes
      ranging in par value $100,000-
      $35,775,000, 4.75%-7.12%,
      09/30/98-10/31/98: total market
      value $62,248,393)            61,027      61,027
                                              --------
TOTAL TRI-PARTY REPURCHASE AGREEMENT
   (Cost $61,027)                               61,027
                                              --------
TOTAL INVESTMENTS -- 102.9%
   (Cost $870,382)                             870,382
                                              --------
OTHER ASSETS AND LIABILITIES, NET -- (2.9%)    (24,770)
                                              --------

NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 845,738,605
   outstanding shares of beneficial interest   845,738
Accumulated net realized loss
   on investments                                 (126)
                                              --------
TOTAL NET ASSETS -- 100.0%                    $845,612
                                              ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                    $1.00
                                              ========

(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1997. THE MATURITY DATE SHOWN IS THE RESET DATE.
(B) PUT, DEMAND OR PRE-REFUNDED FEATURE EXISTS REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY.
(C) THE MATURITY DATE SHOWN IS THE LESSER OF THE PUT, DEMAND, PRE-REFUNDED OR MATURITY DATE.
(D) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR COMMERCIAL BANK OR OTHER FINANCIAL INSTITUTION.
(E) SECURITIES ARE HELD IN CONNECTION WITH BOND INSURANCE.
(F) ZERO COUPON SECURITY -- THE RATE REPORTED IS THE EFFECTIVE YIELD
    AS OF MAY 31, 1997.
AMT--ALTERNATIVE MINIMUM TAX
BAN--BOND ANTICIPATION NOTE
GO--GENERAL OBLIGATION
RB--REVENUE BOND
TECP--TAX EXEMPT COMMERCIAL PAPER
TRAN--TAX AND REVENUE ANTICIPATION NOTE

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
-------------------------------------------------------
[PIE CHART]

U.S. TREASURY OBLIGATIONS              19%
U.S. GOVERNMENT AGENCY OBLIGATIONS     32%
CASH EQUIVALENTS                       49%

% OF TOTAL PORTFOLIO INVESTMENTS

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 19.4%
   U.S. Treasury Bills (B)
       5.790%, 08/21/97           $    890  $      879
       5.210%, 09/18/97              2,000       1,969
       5.349%, 11/13/97              6,000       5,860
       5.133%, 11/13/97              2,500       2,441
       5.399%, 11/28/97              5,000       4,870
       5.130%, 12/11/97              8,000       7,780
       5.508%, 02/05/98                500         482
       5.729%, 03/05/98              5,000       4,791
       5.864%, 05/28/98              8,000       7,556
   U.S. Treasury Notes
       5.625%, 08/31/97              5,000       4,997
       5.625%, 10/31/97             14,000      14,011
       7.375%, 11/15/97              5,000       5,039
       5.375%, 11/30/97             15,000      14,979
                                            ----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $75,654)                               75,654
                                            ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 32.7%
   Federal Farm Credit Bank (A)
       5.530%, 06/26/97              2,000       2,000

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Federal Farm Credit Bank
      Discount Notes (B)
       5.574%, 08/11/97             $2,000  $    1,979
       5.788%, 09/24/97              5,000       4,911
   Federal Home Loan Bank
       5.740%, 06/23/97              2,000       2,000
       5.725%, 02/05/98              3,000       3,003
       6.020%, 04/15/98              1,500       1,498
       6.185%, 04/21/98              2,500       2,501
   Federal Home Loan Bank (A)
       5.370%, 05/28/98              3,200       3,200
   Federal Home Loan Bank
      Discount Notes (B)
       5.572%, 08/21/97              4,000       3,951
       5.712%, 11/06/97              3,150       3,074
   Federal Home Loan Mortgage
      Corporation Discount Notes (B)
       5.635%, 06/30/97              5,000       4,978
       5.689%, 08/06/97              3,910       3,870
   Federal National Mortgage
      Association
       8.800%, 07/25/97              1,250       1,256
       6.070%, 04/23/98              3,000       2,997
   Federal National Mortgage
      Association (A)
       5.360%, 11/14/97              1,000       1,000
       5.420%, 12/14/98              1,850       1,847
   Federal National Mortgage
      Association Discount Notes (B)
       5.427%, 06/11/97              5,100       5,093
       5.571%, 06/18/97              5,000       4,987
       5.645%, 07/02/97              5,000       4,976
       5.665%, 07/03/97              4,000       3,980
       5.666%, 07/10/97              4,000       3,976
       5.645%, 07/17/97              4,000       3,972
       5.632%, 07/18/97              4,000       3,971
       5.635%, 07/18/97              5,000       4,964
       5.652%, 07/22/97              4,000       3,969
       5.586%, 08/27/97              4,000       3,948
       5.839%, 10/06/97              4,000       3,921
   Federal National Mortgage
      Association (A)
       7.650%, 06/11/97              1,600       1,602

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 U.S. TREASURY MONEY MARKET FUND (CONTINUED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
   Student Loan Marketing
      Association (A)
       5.510%, 06/03/97          $     250  $      250
       5.340%, 06/03/97              1,000       1,000
       5.330%, 06/03/97              1,000       1,000
       5.405%, 06/03/97              2,500       2,499
       5.350%, 06/03/97              8,623       8,617
       5.350%, 06/03/97              5,750       5,744
       5.370%, 06/03/97              1,100       1,100
       5.360%, 06/03/97             11,600      11,589
   Student Loan Marketing
      Association Discount Note (B)
       5.632%, 06/30/97              2,700       2,688
                                            ----------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $127,911)                             127,911
                                            ----------

TRI-PARTY REPURCHASE AGREEMENTS -- 49.1%
   Dean Witter
      5.54%, dated 05/30/97,
      matures 06/02/97, repurchase
      price $38,017,543 (collateralized
      by various U.S. Treasury Bills
      ranging in par value $7,824,000-
      $9,446,000, 07/17/97-09/11/97;
      U.S. Treasury Notes ranging in
      par value $612,000-$95,344,000,
      5.75%-8.50%, 10/31/97-07/15/06;
      U.S. Treasury Bonds ranging in
      par value $157,000-$50,312,000,
      7.875%-11.25%, 02/15/15-02/15/21:
      total market value
      $38,760,033)                  38,000      38,000
   Greenwich Capital
      5.54%, dated 05/30/97,
      matures 06/02/97, repurchase
      price $38,017,543 (collateralized
      by various U.S. Treasury Bonds
      ranging in par value $605,000-
      $82,037,000, 10.375%-14.00%,
      11/15/10-02/15/15: total market
      value $38,760,546)            38,000      38,000

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   J.P. Morgan
      5.53%, dated 05/30/97, matures
      06/02/97, repurchase price
      $38,017,512 (collateralized
      by various U.S. Treasury Bills
      ranging in par value $23,399,000-
      $29,035,000, 06/19/97-10/23/97;
      U.S. Treasury Notes ranging in
      par value $20,716,000-$111,671,000,
      5.625%-7.75%, 06/30/97-07/15/06:
      total market value
      $38,770,208)                 $38,000    $ 38,000
   Lehman Brothers
      5.43%, dated 05/30/97, matures
      06/02/97, repurchase price
      $39,559,751 (collateralized by
      various U.S. Treasury Bonds
      ranging in par value $936,000-
      $29,379,000, 8.25%-13.75%,
      08/15/03-08/15/05: total
      market value $40,326,408)     39,542      39,542
   Prudential Securities
      5.54%, dated 05/30/97, matures
      06/02/97, repurchase price
      $38,017,543 (collateralized by
      various U.S. Treasury Bills
      ranging in par value $10,000-
      $4,350,000, 06/05/97-04/30/98;
      U.S. Treasury Notes ranging in
      par value $2,000-$30,330,000,
      4.75%-9.25%, 05/31/97-05/15/07;
      U.S. Treasury Bonds ranging in
      par value $2,000-$9,961,000,
      6.00%-14.00%, 11/15/02-02/15/27;
      U.S. Treasury Interest & Principal
      STRIPS ranging in par value $1,000-
      $87,249,000, 08/15/97-08/15/25;
      U.S. Treasury Inflation Protected
      Security par value $1,550,000, 3.375%,
      01/15/07: total market value
      $38,760,032)                  38,000      38,000
                                              --------
TOTAL TRI-PARTY REPURCHASE AGREEMENTS
   (Cost $191,542)                             191,542
                                              --------

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                                VALUE (000)
------------------------------------------------------

TOTAL INVESTMENTS -- 101.2%
   (Cost $395,107)                            $395,107
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET -- (1.2%)                                (4,813)
                                              --------

NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 390,283,254
   outstanding shares of beneficial interest   390,283
Undistributed net investment income                 11
                                              --------
TOTAL NET ASSETS -- 100.0%                    $390,294
                                              ========

------------------------------------------------------
DESCRIPTION                                VALUE (000)
------------------------------------------------------

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                    $1.00
                                             =========

(A) VARIABLE RATE SECURITY -- THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1997. THE MATURITY DATE SHOWN IS THE RESET DATE.
(B) ZERO COUPON SECURITY -- THE RATE REPORTED IS THE EFFECTIVE YIELD AS OF
    MAY 31, 1997.
STRIPS -- SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 PRIME MONEY MARKET FUND
------------------------------------------------------
[PIECHART]

U.S. GOVERNMENT AGENCY OBLIGATIONS      6%
CASH EQUIVALENTS                        6%
COMMERCIAL PAPER                       56%
CORPORATE BONDS                        22%
MUNICIPAL BONDS                        10%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
COMMERCIAL PAPER -- 58.5%
   Alpine Securitization
       5.527%, 06/12/97             $5,000   $   4,992
   Asset Securitization
       5.647%, 08/08/97              5,000       4,947
   Barton Capital
       5.567%, 06/02/97              5,000       4,999
   Ciesco
       5.601%, 06/09/97              5,000       4,994
   Clipper Receivables
       5.584%, 06/30/97              5,000       4,978
   Corporate Receivable
       5.570%, 06/16/97              5,000       4,988
   Dekalb County Georgia,
      Emory University
       5.700%, 06/10/97              4,200       4,200
   Delaware Funding
       5.588%, 06/16/97              5,000       4,988
   Deutsche Bank Financial
       5.470%, 06/06/97              3,800       3,797
   Ford Motor Credit
       5.604%, 07/23/97              5,000       4,960
   Greenwich Funding
       5.620%, 06/06/97              5,000       4,996
   Merrill Lynch
       5.617%, 07/22/97              5,000       4,961

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   New York City, New York FGIC
       5.750%, 06/03/97             $1,600   $   1,600
       5.700%, 07/09/97              3,000       3,000
   Receivables Capital
       5.620%, 06/16/97              4,580       4,569
   USAA Capital
       5.630%, 06/23/97              5,000       4,983
                                             ---------
TOTAL COMMERCIAL PAPER
   (Cost $71,952)                               71,952
                                             ---------

CORPORATE BONDS -- 22.9%
   Associates Corporation of
      North America
       6.625%, 11/15/97              2,020       2,024
   Bank of New York
       5.375%, 10/10/97              2,000       1,996
   Beneficial
       8.650%, 06/10/97              2,000       2,001
   Caterpillar Financial Services
       7.280%, 06/05/97              2,000       2,000
   Chrysler Financial
       7.320%, 03/30/98              1,900       1,917
   Community Health System (A)
       5.850%, 06/01/97              1,050       1,050
   First Fidelity Bancorp
       8.500%, 04/01/98              5,000       5,095
   General Motors Acceptance
       7.125%, 07/01/97              1,000       1,001
       6.300%, 08/01/97              1,000       1,001
       7.250%, 10/17/97              1,300       1,306
       7.500%, 11/04/97                600         604
   Sears Roebuck Acceptance
       7.300%, 06/12/97                200         200
       7.250%, 08/05/97              3,000       3,008
   Societe Generale
       5.600%, 07/22/97              5,000       5,000
                                             ---------
TOTAL CORPORATE BONDS
   (Cost $28,203)                               28,203
                                             ---------

MUNICIPAL BONDS -- 10.8%
   Illinois State Student Assistance
      Revenue Bond (A) (B)
       5.690%, 06/01/97              5,000       5,000

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  MUNICIPAL BONDS (CONTINUED)
   Maryland State Health and Higher
      Education Revenue Bond (A) (B)
       5.750%, 06/01/97             $4,300    $  4,300
   Olathe Kansas Industrial
      Revenue Bond (A) (B)
       5.650%, 06/01/97              4,000       4,000
                                              --------
TOTAL MUNICIPAL BONDS
   (Cost $13,300)                               13,300
                                              --------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.5%
   Federal Home Loan Bank
       5.670%, 03/05/98              4,000       4,000
   Student Loan Marketing
      Association
       5.710%, 02/19/98              4,000       4,000
                                              --------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $8,000)                                 8,000
                                              --------

TRI-PARTY REPURCHASE AGREEMENT -- 6.0%
   Lehman Brothers
      5.43%, dated 05/30/97, matures
      06/02/97, repurchase price
      $7,410,681 (collateralized by
      various U.S. Treasury Bonds ranging
      in par value $936,000-$29,379,000,
      8.25%-13.75%, 08/15/03-08/15/05:
      total market value
      $7,552,389)                    7,407       7,407
                                              --------

------------------------------------------------------
DESCRIPTION                                VALUE (000)
------------------------------------------------------

TOTAL TRI-PARTY REPURCHASE AGREEMENT
   (Cost $7,407)                                 7,407
                                              --------
TOTAL INVESTMENTS -- 104.7%
   (Cost $128,862)                             128,862
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET -- (4.7%)                                (5,763)
                                              --------

NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 123,103,823
   outstanding shares of beneficial interest   123,104
Accumulated net realized loss
   on investments                                   (5)
                                              --------
TOTAL NET ASSETS -- 100.0%                    $123,099
                                              ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                    $1.00
                                              ========

(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF
    NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1997. THE MATURITY DATE SHOWN IS THE RESET DATE.
(B) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR COMMERCIAL BANK OR OTHER FINANCIAL INSTITUTION.
FGIC -- FINANCIAL GUARANTY INSURANCE CAPITAL

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 SHORT-TERM INCOME FUND
------------------------------------------------------
[PIE CHART]
U.S. TREASURY OBLIGATIONS              20%
CASH EQUIVALENTS                        7%
MUNICIPAL BONDS                         7%
ASSET-BACKED SECURITIES                15%
U.S. GOVERNMENT MORTGAGE-BACKED BONDS   7%
U.S. GOVERNMENT AGENCY OBLIGATIONS      3%
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS  6%
CORPORATE BONDS                        35%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 19.4%
   U.S. Treasury Notes
       7.125%, 10/15/98             $1,000  $    1,014
       5.875%, 01/31/99              1,000         996
       6.375%, 04/30/99              1,500       1,505
       6.875%, 07/31/99              2,000       2,025
       6.875%, 08/31/99              9,000       9,113
       7.750%, 11/30/99              4,000       4,130
       7.125%, 02/29/00              6,200       6,317
       6.750%, 04/30/00              3,000       3,030
       6.625%, 06/30/01              2,500       2,511
       6.375%, 09/30/01              3,000       2,985
       6.250%, 10/31/01              4,000       3,961
                                            ----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $37,750)                               37,587
                                            ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.6%
   Federal Home Loan Bank
       6.200%, 09/29/99              1,000         995
   Federal Home Loan Mortgage
      Corporation
       6.375%, 12/23/03              1,100       1,071
   Federal National Mortgage
      Association
       9.550%, 12/10/97              1,000       1,019
       6.850%, 05/26/00              1,000       1,003

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Federal National Mortgage
      Association (A)
       6.550%, 06/13/01             $1,000  $    1,000
                                            ----------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $5,058)                                 5,088
                                            ----------
U.S. GOVERNMENT MORTGAGE-
  BACKED BONDS -- 6.7%
   Federal Deposit Insurance Corporation
       REMIC Trust, Series 1996
      C-1, Class 1-A
       6.750%, 07/25/26              1,889       1,872
   Federal Home Loan Mortgage
      Corporation REMIC, Series 41,
      Class B
       7.250%, 04/25/24                723         732
   Federal Home Loan Mortgage
      Corporation, Series 1836,
      Class K
       6.500%, 09/15/07              3,168       3,156
   Federal Home Loan Mortgage
      Corporation
       8.000%, 01/01/02                399         406
   Federal National Mortgage
      Association
       8.500%, 07/01/98                664         680
   Federal National Mortgage
      Association REMIC,
      Series 1988-10, Class B
       8.950%, 05/25/03              1,180       1,217
   Federal National Mortgage
      Association REMIC,
      Series 1993-175, Class PM
       5.500%, 04/25/04              5,000       4,963
                                            ----------
TOTAL U.S. GOVERNMENT MORTGAGE-
   BACKED BONDS
   (Cost $13,015)                               13,026
                                            ----------

MUNICIPAL BONDS -- 6.9%
   Jacksonville, Florida, Health
      Facilities Authority, Taxable
      RB, National Benevolent
      Project, Series B (A)
       6.510%, 10/01/98              1,565       1,565

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  MUNICIPAL BONDS (CONTINUED)
   New York State Dormitory
      Authority Taxable RB
       6.550%, 04/01/00             $2,500  $    2,484
   New York State Mortgage
      Agency RB
       5.930%, 10/01/98              2,000       2,000
   Pennsylvania Housing Finance
      Agency RB
       7.000%, 10/01/06              2,500       2,519
   San Berarndino California
      Public Safety Authority
      RB, Series B
       7.800%, 07/01/00              4,690       4,854
                                            ----------
TOTAL MUNICIPAL BONDS
   (Cost $13,396)                               13,422
                                            ----------

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -- 5.9%
   Advanta Home Equity Loan
      Trust, Series 1993-2
       6.150%, 10/25/09                200         197
   Associates Manufactured
      Housing Pass Thru, Series
      1997-1, Class A
       6.600%, 06/15/28              5,000       4,998
   CoreStates Home Equity Loan
      Trust, Series 1996-1
       6.200%, 04/15/04              1,042       1,042
   Crown Home Equity Loan
      Trust, Series 1996-1
       6.810%, 06/25/11              2,000       1,962
   Green Tree Financial, Series 1993-3
       5.200%, 10/15/18                443         443
   IMC Home Equity Loan Trust,
      Series 1996-1
       6.030%, 09/25/10              1,500       1,467
   Prudential Home Mortgage
      Securities, Series 1993-31
       6.000%, 08/25/00              1,350       1,330
                                            ----------
TOTAL NON-AGENCY MORTGAGE-
   BACKED OBLIGATIONS
   (Cost $11,450)                               11,439
                                            ----------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
ASSET-BACKED SECURITIES -- 14.7%
   Centrex Auto Trust, Series 1996-A
       6.750%, 10/15/04             $1,647  $    1,645
   Chase Manhattan Auto Owner
      Trust, Series 1996-C, Class A3
       5.950%, 11/15/00              5,000       4,953
   CIT RV Owners Trust,
      Series 1995-A
       6.250%, 01/15/11                500         497
   Firstplus Home Improvement
      Loan Trust, Series 1996-3
       6.850%, 09/20/07              1,500       1,499
   Fleetwood Credit Corporation
      Grantor Trust, Series 1995-B
       6.550%, 05/16/11              1,225       1,218
   Ford Credit Grantor Trust,
       Series 1994-A
       6.350%, 05/15/99                709         712
   General Motors Acceptance
      Corporation Grantor Trust,
      Series 1995-A
       7.150%, 03/15/00                260         263
   Green Tree Recreational,
      Equipment & Consumer Trust,
      Series 1996-A
       5.550%, 02/15/18                831         821
   MS Auto Grantor Trust,
      Series 1995-1
       6.200%, 07/01/01                595         594
   Nationscredit Grantor Trust,
      Series 1997-1
       6.750%, 08/15/13              5,000       4,989
   Premier Auto Trust
       6.450%, 05/02/98              1,051       1,052
       6.250%, 08/06/01              3,000       2,988
   Reliance Auto Receivables
      Trust, Series 1996-A
       6.100%, 07/15/02              1,976       1,970
   Sears Credit Account Master
      Trust, Series 1996-4
       6.450%, 10/15/06              1,000         986
   Security Pacific Acceptance
      Corporation, Series 1991-3
       7.250%, 12/15/11                 44          45
   Standard Credit Card Master
      Trust, Series 1995-6-B
       6.900%, 06/07/98              4,000       4,033

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 SHORT-TERM INCOME FUND  (CONTINUED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  ASSET-BACKED SECURITIES (CONTINUED)
   University Support Services,
      Series 1993-A
       7.980%, 08/20/08             $   97  $       98
                                            ----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $28,424)                               28,363
                                            ----------

CORPORATE OBLIGATIONS -- 35.5%
  FINANCE -- 22.6%
   Bankamerica Capital III
       6.386%, 01/15/27              5,000       4,931
   Caterpillar Financial Services (A)
       5.913%, 07/09/97                450         450
   Chase Manhattan
       7.625%, 01/15/03              2,000       2,055
   Cigna
       7.900%, 12/14/98              1,000       1,026
   Equitable Companies
       6.750%, 12/01/00              1,320       1,325
   First National Bank of Commerce
       6.500%, 01/14/00              5,000       4,981
   Ford Capital
      10.125%, 11/15/00              4,000       4,405
   General Motors Acceptance
      Corporation
       7.875%, 03/07/01              2,000       2,063
   General Motors Acceptance
      Corporation  (A)
       5.961%, 07/24/97              1,500       1,500
   Heller Financial
       6.500%, 11/01/01              2,000       1,968
   Manufacturers Hanover
       8.500%, 02/15/99              1,500       1,547
   MBNA America Bank NA
       5.945%, 09/09/99              5,000       5,004
   Nationsbank Capital Trust III (A)
       6.366%, 01/15/27              2,500       2,433
   Smith Barney Holdings
       7.500%, 05/01/02              5,000       5,100
   Travelers Property Casualty
       6.750%, 04/15/01              5,000       4,975
                                            ----------
                                                43,763
                                            ----------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  INDUSTRIAL -- 11.5%
   American General
       7.700%, 10/15/99             $5,000  $    5,125
   Aristar
       6.750%, 05/15/99              1,500       1,507
   Celulosa Arauco
       7.250%, 06/11/98              5,000       5,037
   Dow Capital Guaranteed:
      Dow Chemical
       7.375%, 07/15/02              1,250       1,262
   Exxon Capital
       6.500%, 07/15/99              2,000       2,005
   Mckesson
       6.600%, 03/01/00              5,000       4,988
   Middletown Trust
      10.875%, 07/15/98              1,365       1,411
   Sears Roebuck
       9.500%, 06/01/99              1,000       1,056
                                            ----------
                                                22,391
                                            ----------
  UTILITY -- 1.4%
   Narragansett Electric
       6.630%, 08/12/99              1,000         999
   New York State Electric & Gas
       6.250%, 09/01/97              1,750       1,750
                                            ----------
                                                 2,749
                                            ----------
TOTAL CORPORATE OBLIGATIONS
   (Cost $68,771)                               68,903
                                            ----------

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------
DESCRIPTION                        PAR (000) VALUE (000)
--------------------------------------------------------
TRI-PARTY REPURCHASE AGREEMENT -- 7.2%
   J.P. Morgan
      5.53%, dated 05/30/97, matures
      06/02/97, repurchase price
      $14,049,570 (collateralized by
      various U.S. Treasury Bills
      ranging in par value $23,399,000-
      $29,035,000, 06/19/97-10/23/97;
      U.S. Treasury Notes ranging in
      par value $20,716,000-$111,671,000,
      5.625%-7.75%, 06/30/97-07/15/06:
      total market value
      $14,308,563)                   $14,043    $ 14,043
                                                --------
TOTAL TRI-PARTY REPURCHASE AGREEMENT
   (Cost $14,043)                                 14,043
                                                --------
TOTAL INVESTMENTS -- 98.9%
   (Cost $191,907)                               191,871
                                                --------
OTHER ASSETS AND LIABILITIES,
   NET -- 1.1%                                     2,162
                                                --------

--------------------------------------------------------
DESCRIPTION                                  VALUE (000)
--------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 19,439,689
   outstanding shares of beneficial interest    $207,341
Undistributed net investment income                    2
Accumulated net realized loss
   on investments                                (13,276)
Net unrealized depreciation
   on investments                                    (34)
                                                --------
TOTAL NET ASSETS -- 100.0%                      $194,033
                                                ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                 $9.98
                                                ========

(A) VARIABLE RATE SECURITY -- THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1997.
RB -- REVENUE BOND
REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 INCOME FUND
------------------------------------------------------
[PIECHART]
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS 17%
U.S. TREASURY OBLIGATIONS               17%
CASH EQUIVALENTS                         3%
PREFERRED STOCKS                         6%
ASSET-BACKED SECURITIES                  9%
YANKEE BONDS                            14%
U.S. GOVERNMENT AGENCY OBLIGATIONS       2%
CORPORATE OBLIGATIONS                   25%
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS   7%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 2.2%
   Federal Home Loan Mortgage
      Corporation
       7.740%, 06/01/04             $2,000  $    2,011
       8.530%, 02/02/05              5,000       5,206
                                            ----------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $7,004)                                 7,217
                                            ----------

U.S. TREASURY OBLIGATIONS -- 17.0%
   U.S. Treasury Bonds
       6.000%, 08/15/99              5,990       5,958
       7.500%, 11/15/24                500         531
       6.000%, 02/15/26              2,700       2,375
       6.750%, 08/15/26              2,000       1,946
       6.500%, 11/15/26              6,200       5,848
   U.S. Treasury Notes
       7.875%, 01/15/98              2,000       2,026
       9.250%, 08/15/98              1,000       1,037
       5.875%, 10/31/98              3,500       3,492
       5.875%, 01/31/99              6,850       6,824
       5.875%, 02/28/99              5,700       5,675
       6.375%, 04/30/99              1,300       1,304
       5.750%, 10/31/00              4,000       3,920

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
       5.625%, 11/30/00             $1,920  $    1,872
       5.500%, 12/31/00              7,175       6,960
       5.625%, 02/28/01              2,500       2,432
       6.250%, 02/15/07              5,000       4,858
                                            ----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $57,564)                               57,058
                                            ----------

U.S. AGENCY MORTGAGE-BACKED
  OBLIGATIONS -- 17.2%
   Federal Home Loan Mortgage
      Corporation
       7.750%, 09/01/05                975         984
   Federal Home Loan Mortgage
      Corporation REMIC
       6.500%, 07/15/20              1,510       1,450
   Federal National Mortgage
      Association
       6.500%, 05/01/11              4,611       4,496
       7.000%, 03/01/27              5,003       4,869
   Federal National Mortgage
      Association REMIC
       7.000%, 09/18/14              5,000       4,851
       6.000%, 12/25/16              3,000       2,790
       7.000%, 03/25/19                292         293
       7.000%, 10/25/23              4,805       4,527
   Government National Mortgage
      Association
       7.000%, 10/15/23              1,659       1,612
       8.000%, 06/15/25                464         474
       8.000%, 07/15/25                444         453
       8.000%, 09/15/25                356         363
       8.000%, 10/15/25                450         460
       8.000%, 01/15/26                195         199
       8.000%, 02/15/26                649         663
       7.500%, 04/15/26              4,599       4,580
       8.000%, 04/15/26                374         382
       8.000%, 05/15/26                305         312
       7.000%, 06/15/26              6,432       6,275
       8.000%, 06/15/26              1,107       1,128
       7.500%, 12/15/26              2,944       2,932
       7.500%, 02/15/27              1,975       1,967
       8.000%, 03/15/27              6,441       6,562
       7.125%, 01/15/29              5,167       5,027
                                            ----------

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
TOTAL U.S. AGENCY MORTGAGE-
   BACKED OBLIGATIONS
   (Cost $56,820)                           $   57,649
                                            ----------

ASSET-BACKED SECURITIES -- 9.1%
   Asset Securitization,
      Series 1997-D4, Class A1D
       7.490%, 04/14/27            $10,000      10,187
   Fingerhut Master Trust,
      Series 1996-1, Class A
       6.450%, 02/20/02              1,720       1,717
   First Deposit Master Trust,
      Series 1993-2, Class A
       5.750%, 06/15/01              1,000         998
   Fleetwood Credit Corporation
      Grantor Trust,
      Series 1995-B, Class A
       6.550%, 05/16/11              1,837       1,827
   Green Tree Financial Corporation,
      Series 1995-5, Class M1
       7.650%, 09/15/26              5,000       4,852
   Nomura Asset Securities
      Corporation, Series 1996-MD5,
      Class A1B
       7.120%, 04/13/36              5,000       4,992
   Premier Auto Trust,
      Series 1996-1, Class A3
       6.000%, 10/06/99              2,020       2,014
   Premier Auto Trust,
      Series 1996-4, Class A3
       6.200%, 11/06/00              2,020       2,011
   Prime Credit Card Master Trust,
      Series 1992-2, Class A2
       7.450%, 11/15/02              1,430       1,461
   Shawmut National Grantor Trust,
      Series 1992-A, Class A (B)
       5.550%, 11/15/97                  0           0
   Standard Credit Card Master Trust,
      Series 1993-3
       5.500%, 02/07/00                500         493
                                            ----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $30,644)                               30,552
                                            ----------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
  OBLIGATIONS -- 7.0%
   AFC Home Equity Loan Trust,
      Series 1996-3, Class 1A4
       7.540%, 12/25/27             $4,999  $    5,088
   Equitable Life Assurance Society
      of the U.S., Series 174, Class A1
       7.240%, 05/15/06              5,000       5,063
   Merrill Lynch Mortgage Investors,
      Series 1989-H, Class B
      10.000%, 01/15/10              3,759       3,954
   Merrill Lynch Mortgage Investors,
      Series 1994-G, Class A3
       8.350%, 05/15/14              5,000       5,301
   Oakwood Mortgage Investors,
      Series 1995-B, Class A3
       6.900%, 01/15/21              4,040       3,897
                                            ----------
TOTAL NON-AGENCY MORTGAGE-
   BACKED OBLIGATIONS
   (Cost $22,828)                               23,303
                                            ----------

CORPORATE OBLIGATIONS -- 24.6%
  FINANCE -- 15.2%
   BankAmerica Capital III
       6.386%, 01/15/27              5,000       4,931
   BankAmerica Institutional Capital
      Series A
       8.070%, 12/31/26              5,000       4,956
   Chase Capital I
       7.670%, 12/01/26              5,000       4,794
   First Union (A)
       6.550%, 10/15/35              7,000       6,781
   General Motors Acceptance
      Corporation
       8.250%, 02/28/02              5,000       5,250
   HSBC Americas
       7.000%, 11/01/06              2,500       2,434
   Lehman Brothers Holdings
       8.800%, 03/01/15              7,300       8,012
   Lehman Brothers Holdings (A)
       8.050%, 01/15/19              2,140       2,153
   Merrill Lynch & Company
       7.000%, 01/15/07              5,000       4,913

AS OF MAY 31, 1997

STATEMENT OF NET ASSETS
BOSTON 1784 INCOME FUND  (CONTINUED)
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  CORPORATE OBLIGATIONS (CONTINUED)
   Travelers Capital II
       7.750%, 12/01/36           $  5,000     $ 4,781
   Vesta Insurance Group
       8.750%, 07/15/25              1,855       1,962
                                               -------
                                                50,967
                                               -------
  INDUSTRIAL -- 9.4%
   Chrysler
      10.950%, 08/01/17              1,840       1,950
   Diamond Shamrock (A)
       7.650%, 07/01/26              8,000       8,220
   Ford Motor
       8.875%, 01/15/22              5,000       5,581
   General Motors
       9.125%, 07/15/01              5,000       5,388
   J.C. Penney
       7.400%, 04/01/37             10,000      10,138
                                               -------
                                                31,277
                                               -------
TOTAL CORPORATE OBLIGATIONS
   (Cost $82,645)                               82,244
                                               -------

YANKEE BONDS -- 13.7%
   Alcoa Aluminio S.A.
       7.500%, 12/16/08              5,000       4,912
   Endesa - Chile Empresa
      Nacional Electric
       7.325%, 02/01/37              5,000       4,950
   Endesa - Chile Overseas
       7.200%, 04/01/06              5,000       4,875
   Guangdong International Trust
       8.750%, 10/24/16              5,000       5,181
   Hyundai Semiconductor,
      Tranche B
       8.250%, 05/15/04              1,500       1,491
   Mayne Nickless Limited
       6.250%, 02/01/06              4,715       4,373
   Midland Bank
       7.650%, 05/01/25              5,000       5,162
   Sociedad Quimica y Minera
       7.700%, 09/15/06              5,000       5,016

------------------------------------------------------
DESCRIPTION               PAR (000)/SHARES VALUE (000)
------------------------------------------------------
   Wharf International
      Finance Limited
       7.625%, 03/13/07           $ 10,000     $ 9,850
                                               -------
TOTAL YANKEE BONDS
   (Cost $46,684)                              $45,810
                                               -------

PREFERRED STOCKS -- 5.9%
   American Re Capital             368,343       9,485
   Hartford Capital II             200,000       5,150
   MCI Capital I                   200,000       5,050
                                               -------
TOTAL PREFERRED STOCKS
   (Cost $19,660)                               19,685
                                               -------

TRI-PARTY REPURCHASE AGREEMENT -- 2.6%
   J.P. Morgan
      5.53%, dated 05/30/97, matures
      06/02/97, repurchase price
      $8,796,041 (collateralized by
      various U.S. Treasury Bills
      ranging in par value $23,399,000-
      $29,035,000, 06/19/97-10/23/97;
      U.S. Treasury Notes ranging in par
      value $20,716,000-$111,671,000,
      5.625%-7.75%, 06/30/97-07/15/06:
      total market value
      $8,953,562)                    8,792       8,792
                                               -------
TOTAL TRI-PARTY REPURCHASE AGREEMENT
   (Cost $8,792)                                 8,792
                                               -------
TOTAL INVESTMENTS -- 99.3%
   (Cost $332,641)                             332,310
                                               -------
OTHER ASSETS AND LIABILITIES,
   NET-- 0.7%                                    2,468
                                               -------

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                                VALUE (000)
------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 33,511,602
   outstanding shares of beneficial interest  $337,856
Undistributed net investment income                107
Accumulated net realized loss
   on investments                               (2,854)
Net unrealized depreciation
   on investments                                 (331)
                                              --------
TOTAL NET ASSETS-- 100.0%                     $334,778
                                              ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                    $9.99
                                              ========

(A) PUT OR DEMAND FEATURES EXISTS REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY.
(B)  PAR VALUE AND MARKET VALUE ROUND TO ZERO.
REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 GOVERNMENT MEDIUM-TERM INCOME FUND
------------------------------------------------------
[PIE CHART]
CASH EQUIVALENTS                        9%
U.S. GOVERNMENT MORTGAGE-BACKED BONDS  42%
U.S. GOVERNMENT AGENCY OBLIGATIONS     16%
U.S. GOVERNMENT GUARANTEED SECURITIES   9%
U.S. TREASURY OBLIGATIONS              24%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 23.7%
   U.S. Treasury Bonds
      11.250%, 02/15/15            $   700  $    1,006
       7.250%, 05/15/16              4,500       4,628
       6.000%, 02/15/26              1,140       1,003
   U.S. Treasury Notes
       6.000%, 08/31/97              3,700       3,706
       6.250%, 03/31/99              2,812       2,816
       8.000%, 08/15/99              4,000       4,140
       8.000%, 05/15/01              2,000       2,104
       6.625%, 07/31/01              7,163       7,195
       7.500%, 11/15/01              1,600       1,660
       6.250%, 01/31/02              2,000       1,979
       5.875%, 02/15/04              2,500       2,404
       7.875%, 11/15/04              3,000       3,217
       6.500%, 10/15/06              3,000       2,961
       3.375%, 01/15/07             10,097       9,924
       6.625%, 05/15/07                500         494
   U.S. Treasury STRIPS (B)
      10.390%, 08/15/10              1,000         405
                                            ----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $49,913)                               49,642
                                            ----------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 15.9%
   Costa Rica Aid
       7.360%, 08/01/01             $1,980  $    2,012
   Federal Farm Credit Bank
       5.420%, 08/04/98              3,000       2,983
       8.650%, 10/01/99              1,900       1,999
       7.350%, 03/24/05                350         357
   Federal Home Loan Bank
       7.660%, 07/20/04                350         367
   Federal Home Loan Mortgage
      Corporation
       8.530%, 02/02/05              1,000       1,041
   Federal National Mortgage
      Association
       7.550%, 06/10/04              1,500       1,503
       6.580%, 03/01/06              1,000         963
       8.000%, 07/01/07                390         400
       6.500%, 05/01/11              2,305       2,248
       8.000%, 02/06/12              2,500       2,486
   Federal National Mortgage
      Association (A)
       5.360%, 08/22/97              1,000       1,001
   Housing Urban Development
       8.240%, 08/01/02              2,000       2,131
   International Bank for
      Reconstruction & Development
       9.150%, 08/05/97              1,000       1,006
   Student Loan Marketing
      Association
       6.277%, 02/25/00              2,500       2,482
   Student Loan Marketing
      Association (A)
       5.405%, 04/21/98              5,000       5,001
       5.350%, 08/20/98              2,500       2,495
       5.350%, 11/10/98              2,000       1,996
   Tennessee Valley Authority
      Principal STRIPS (B)
       7.813%, 04/15/42              2,500         879
                                            ----------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $33,684)                               33,350
                                            ----------

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED BONDS -- 42.4%
   Federal Deposit Insurance
      Corporation REMIC Trust,
      Series 1996 C-1, Class 1-A
       6.750%, 07/25/26           $  4,724   $   4,681
   Federal Home Loan Mortgage
      Corporation
       7.000%, 07/15/03              1,400       1,368
       7.000%, 10/01/03                198         199
       7.340%, 11/03/06              1,000         990
   Federal Home Loan Mortgage
      Corporation Gold
       7.000%, 12/01/10              2,219       2,207
   Federal Home Loan Mortgage
      Corporation REMIC
       7.000%, 06/15/22              4,000       3,782
   Federal Home Loan Mortgage
      Corporation, Series 1836,
      Class K
       6.500%, 09/15/07              2,899       2,888
   Federal National Mortgage
      Association
       7.785%, 02/01/19              4,995       5,163
      10.000%, 10/01/20              3,225       3,518
      10.000%, 12/01/20              5,623       6,133
   Federal National Mortgage
      Association REMIC,
      Series 1993-175, Class PM
       5.500%, 04/25/04              5,000       4,963
   Goldman Sachs Trust
       8.500%, 02/20/21             10,000      10,282
   Government National Mortgage
      Association
       8.500%, 10/15/04                123         128
       8.500%, 01/15/06                 97         101
       9.000%, 11/15/17              1,585       1,692
       7.000%, 10/15/23                872         848
       8.000%, 05/15/25                419         427
       8.000%, 08/15/25                364         371
       8.000%, 11/15/25                350         357
       8.000%, 12/15/25                583         595
       8.000%, 01/15/26                418         427
       8.000%, 02/15/26                339         346

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
       7.500%, 04/15/26           $  7,151  $    7,121
       8.000%, 04/15/26                282         288
       8.000%, 05/15/26              1,805       1,841
       8.000%, 06/15/26                771         786
       7.500%, 02/15/27              6,918       6,889
       7.125%, 01/15/29              6,346       6,174
   Government National Mortgage
      Association REMIC
       6.500%, 04/16/22              2,392       2,377
   Merrill Lynch Trust
       9.450%, 06/01/18             10,000      10,544
   Ryland Acceptance Four,
      Series 32, Class B
       8.600%, 05/01/16                850         870
                                            ----------
TOTAL U.S. GOVERNMENT MORTGAGE-
   BACKED BONDS
   (Cost $88,688)                               88,356
                                            ----------

U.S. GOVERNMENT GUARANTEED BONDS -- 8.8%
   Global Industries
       7.250%, 07/15/22             12,328      12,313
   Private Export Funding Corporation
       5.500%, 03/15/01              2,500       2,400
   Rochester New York US
      Government Note, Series 1991-A
       5.930%, 08/01/99                100          99
       6.620%, 10/01/05              1,740       1,694
   Sulphur Carriers
       8.300%, 10/15/09              1,872       1,973
                                            ----------
TOTAL U.S. GOVERNMENT GUARANTEED BONDS
   (Cost $18,204)                               18,479
                                            ----------

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 GOVERNMENT MEDIUM-TERM INCOME FUND (CONTINUED)
----------------------------------------------------------
DESCRIPTION                      PAR (000)     VALUE (000)
----------------------------------------------------------
TRI-PARTY REPURCHASE AGREEMENT -- 8.7%
   J.P. Morgan
      5.53%, dated 05/30/97, matures
      06/02/97, repurchase price
      $18,238,315 (collateralized by
      various U.S. Treasury Bills
      ranging in par value $23,399,000-
      $29,035,000, 06/19/97-10/23/97;
      U.S. Treasury Notes ranging in par
      value $20,716,000-$111,671,000,
      5.625%-7.75%, 06/30/97-07/15/06:
      total market value
      $18,592,564)                     $18,230    $ 18,230
                                                  --------
TOTAL TRI-PARTY REPURCHASE AGREEMENT
   (Cost $18,230)                                   18,230
                                                  --------
TOTAL INVESTMENTS -- 99.5%
   (Cost $208,719)                                 208,057
                                                  --------
OTHER ASSETS AND LIABILITIES,
   NET -- 0.5%                                       1,084
                                                  --------
----------------------------------------------------------
DESCRIPTION                                     VALUE (000)
----------------------------------------------------------


NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 22,329,068
   outstanding shares of beneficial interest      $216,595
Distributions in excess of
   net investment income                              (548)
Accumulated net realized loss
   on investments                                   (6,244)
Net unrealized depreciation
   on investments                                     (662)
                                                  --------
TOTAL NET ASSETS -- 100.0%                        $209,141
                                                  ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                        $9.37
                                                  ========

(A) VARIABLE RATE SECURITY -- THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1997.
(B) ZERO COUPON SECURITY -- THE RATE REPORTED IS THE EFFECTIVE YIELD AS OF
    MAY 31, 1997.
REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT
STRIPS--SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
------------------------------------------------------
[PIE CHART]
HEALTH CARE BONDS                                   9%
CASH EQUIVALENTS                                    6%
TRANSPORTATION BONDS                                5%
WATER AND SEWER BONDS                               5%
GENERAL OBLIGATION BONDS                           25%
ALTERNATE MINIMUM TAX BOND                          3%
INDUSTRIAL DEVELOPMENT & POLLUTION CONTROL BONDS    3%
OTHER REVENUE BONDS                                18%
RESOURCE RECOVERY BONDS                             2%
EDUCATION BONDS                                     2%
HOUSING BONDS                                       9%
UTILITY BONDS                                      13%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
MUNICIPAL BONDS -- 92.5%
  ALABAMA -- 0.4%
   Alabama State Housing Finance
      Authority RB,
      Series D-1 (B)
       6.000%, 10/01/16             $1,000  $    1,012
                                            ----------
  ALASKA -- 0.4%
   Alaska State Industrial
      Development & Export
      Authority RB,
      Series B (A)
       5.850%, 04/01/05              1,000       1,034
                                            ----------
  CALIFORNIA -- 8.0%
   Burbank Wastewater Treatment
      RB, Series A (B)
       5.500%, 06/01/15              1,500       1,483
   California Health Facilities
      RB, Downey
      Community Hospital
       5.750%, 05/15/15              3,150       3,071
   California State GO
       5.750%, 03/01/08              3,000       3,146
       5.250%, 06/01/11              1,000         994
   California State Home Mortgages
      RB, Series A (B)
       5.850%, 08/01/16              2,000       2,007

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   California State Housing
      Finance Agency Home
      Mortgage RB (B)
       5.950%, 08/01/10             $1,830  $    1,862
   California State Unlimited
      Tax GO (B)
       5.250%, 10/01/10              3,000       3,000
   Los Angeles, Metropolitan
      Transportation Authority
      Sales Tax RB (B)
       5.700%, 07/01/12              1,135       1,161
   Los Angeles, Series A (B)
       5.800%, 09/01/09              1,250       1,302
   San Francisco, City & County
      Sewer RB,
      Series A (B)
       5.700%, 10/01/11              1,000       1,026
   Tri City California Hospital
      RB, Series A (B)
       5.625%, 02/15/17              1,085       1,077
                                            ----------
                                                20,129
                                            ----------
  COLORADO -- 0.4%
   Goldsmith, Metropolitan
      District GO (B)
       6.125%, 12/01/12              1,000       1,040
                                            ----------
  CONNECTICUT -- 5.4%
   Connecticut State GO, Series A
       5.250%, 03/01/14              1,690       1,675
   Connecticut State Health &
      Educational Facilities RB
      University of Hartford,
      Series D (A)
       6.750%, 07/01/12              1,000       1,007
   Connecticut State Housing
      Finance Authority RB (A)
       5.900%, 05/15/15              1,000       1,005
   Connecticut State Housing
      Finance Authority RB
      Housing Mortgage Finance
      Program, Series B-4,
      Sub B-4 (A)
       7.300%, 11/15/03              3,435       3,602

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND (CONTINUED)
----------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
----------------------------------------------------------
  CONNECTICUT (CONTINUED)
   Connecticut State Resource
      Recovery Authority RB
      Mid-Connecticut System
      Project, Series A (B) (C)
       5.500%, 11/15/11             $3,000  $    3,007
   Connecticut State Resource
      Recovery Authority RB
      Wallingford Resources
      Project, Series 1, AMT
       6.625%, 11/15/01              1,990       2,112
   South Central Connecticut
      Regional Water Authority
      RB, Water Systems
      Revenue 11th, Series (B)
       5.750%, 08/01/12              1,000       1,022
                                            ----------
                                                13,430
                                            ----------
  DISTRICT OF COLUMBIA -- 1.4%
   District of Columbia Georgetown
      University RB, Series A (B) (C)
       5.950%, 04/01/14              1,000       1,010
   District of Columbia GO,
      Series B (B)
       6.000%, 06/01/08              2,305       2,412
                                            ----------
                                                 3,422
                                            ----------
  FLORIDA -- 2.4%
   Dade County, Series EE (B)
       5.625%, 10/01/14              2,560       2,595
   Dade County, Special Obligation
      RB, Courthouse
      Center Project
       5.900%, 04/01/10              1,500       1,536
   Florida State GO
       5.700%, 06/01/14              2,000       2,025
                                            ----------
                                                 6,156
                                            ----------
  GEORGIA -- 0.5%
   Municipal Electric Authority of
      Georgia RB, 6th Crossover
      Project, Series 1 (B)
       7.000%, 01/01/08              1,000       1,151
                                            ----------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  ILLINOIS -- 3.7%
   Chicago, O'Hare International
      Airport RB (B)
       5.625%, 01/01/12             $2,000  $    2,007
   Illinois State GO (B)
       5.700%, 04/01/11              2,000       2,042
   Illinois State, Dedicated Tax
      Civic Center RB,
      Series A (B)
       6.000%, 12/15/15              1,000       1,009
   Illinois State, Health Facilities
      Authority RB,
      OSF Healthcare System Project
       6.000%, 11/15/13              2,250       2,258
   Illinois State GO
       5.700%, 04/01/11              2,000       2,027
                                            ----------
                                                 9,343
                                            ----------
  INDIANA -- 1.1%
   Marion County, Indiana Methodist
      Hospital of Indiana RB
       6.500%, 09/01/13              2,450       2,695
                                            ----------
  LOUISIANA -- 1.7%
   Orleans, Levee District
      RB, Series A (B)
       5.950%, 11/01/14              4,080       4,167
                                            ----------
  MAINE -- 0.4%
   Maine Municipal Bond Bank (A)
      RB, Series A
       5.700%, 11/01/13              1,090       1,102
                                            ----------
  MARYLAND -- 2.4%
   Maryland State GO
       5.600%, 03/15/08              4,275       4,462
   Maryland State, State and Local
      Facilities GO, First Series
       5.000%, 03/01/10              1,500       1,470
                                            ----------
                                                 5,932
                                            ----------
  MASSACHUSETTS -- 14.5%
   Boston, Water & Sewer Commission
      RB, Series A (A)
       6.100%, 11/01/06              3,950       4,222

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  MASSACHUSETTS (CONTINUED)
   Boston City Hospital Project
      RB, Series B (B)
       5.750%, 02/15/13             $2,800  $    2,807
   Holyoke GO Series A (B)
       5.600%, 06/15/10              1,365       1,387
   Massachusetts Bay Transportation
      RB, Series B (A)
       5.800%, 03/01/11              1,800       1,858
   Massachusetts Municipal
      Wholesale Electric RB
      Series D (B)
       6.000%, 07/01/05              1,625       1,718
       6.000%, 07/01/11              2,650       2,766
   Massachusetts State Cons
      Ln GO, Series B (B)
       5.500%, 06/01/11              2,000       2,017
   Massachusetts State GO, Series D
       5.750%, 05/01/12              2,000       2,040
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Dana Farber Cancer
      Project, Series G-1
       6.250%, 12/01/08              1,000       1,069
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Medical, Academic &
      Scientific Project, Series A
       6.200%, 01/01/03              1,140       1,204
       6.250%, 01/01/05              1,060       1,138
   Massachusetts State Health &
      Educational Facilities Authority
      RB, New England Deaconess
      Hospital Project, Series D (A)
       6.625%, 04/01/12              1,000       1,057
   Massachusetts State Health &
      Educational Facilities Authority
      RB, New England Medical
      Center Project, Series F (B)
       6.500%, 07/01/12              1,000       1,068
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Suffolk University
      Project, Series C (B)
       5.850%, 07/01/16              1,000         999

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Massachusetts State Housing
      Finance Agency RB
      Series A (B)
       5.600%, 07/01/07            $   600   $     617
   Massachusetts State Housing
      Finance Agency RB
      Series 44
       5.900%, 12/01/13              1,000       1,005
   Massachusetts State Housing
      Finance Agency RB
      Series A (B)
       5.700%, 07/01/08                600         617
   Massachusetts State Housing
      Finance Agency RB
      Series E (B)
       6.250%, 11/15/12              2,600       2,685
   Massachusetts State Industrial
      Finance Agency Resource
      Recovery RB,
      Refusetech Project, Series A
       6.150%, 07/01/02              1,595       1,659
       6.300%, 07/01/05              3,220       3,365
   Massachusetts State Industrial
      Finance Agency Revenue
      Assumption Bond, College Issue (B)
       5.875%, 07/01/11              1,090       1,119
                                            ----------
                                                36,417
                                            ----------
  MICHIGAN -- 0.6%
   Michigan State Hospital Finance
      Authority RB,
      Oakwood Hospital Obligation
      Group Project, Series A
       5.400%, 11/01/07              1,500       1,532
                                            ----------
  MISSOURI -- 1.2%
   St. Charles County, Public Water
      Supply District #2 Certificate of
      Participation, Series A (B)
       5.500%, 12/01/14              3,000       3,008
                                            ----------

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND  (CONTINUED)
-----------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
-----------------------------------------------------------
  NEW HAMPSHIRE -- 0.6%
   New Hampshire State Higher
      Education and Health Facilities RB
       5.800%, 10/01/12             $1,000  $      975
   New Hampshire State Housing
      Finance Authority RB,
      Series B (A)
       5.850%, 07/01/10                500         506
                                            ----------
                                                 1,481
                                            ----------
  NEW YORK -- 8.7%
   Metropolitan Transit Authority,
      Commuter Facilities Revenue
      Bond, Series A (A)
       5.750%, 07/01/11              1,000       1,033
   New York City GO, Series A
       6.250%, 08/01/08              2,000       2,110
       7.500%, 03/15/09                 65          69
   New York City GO, Series B
       6.200%, 08/15/06              1,250       1,314
   New York City GO, Series C
       6.500%, 08/01/05              2,500       2,647
   New York City GO, Series D
       6.000%, 02/15/09              1,000       1,026
   New York City GO, Series F
       6.500%, 02/15/07              2,865       3,058
   New York City GO, Series G
       5.750%, 02/01/06              2,000       2,038
        5.750%, 02/01/07             2,000       2,035
   New York State GO, Series B (A)
       5.625%, 08/15/08              3,000       3,101
   New York State Housing Finance
      Agency RB, Housing Project
      Mortgage, Series A (B)
       5.800%, 11/01/09              1,750       1,785
   New York State Urban
      Development  RB, Youth
      Facilities Project (A)
       5.700%, 04/01/14              1,505       1,518
                                            ----------
                                                21,734
                                            ----------
  NORTH CAROLINA -- 2.0%
   North Carolina State Eastern
      Municipal Power Agency
      RB
       6.000%, 01/01/14              4,000       3,980

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------

   North Carolina State Eastern
      Municipal Power Agency RB,
      Series D
       5.875%, 01/01/14             $1,035  $    1,016
                                            ----------
                                                 4,996
                                            ----------
  OHIO -- 3.3%
   Cleveland, Water Works RB
      Series F-92 A (B)
       6.500%, 01/01/21              2,000       2,193
   Franklin County, Hospital
      RB (B)
       5.750%, 05/15/12              2,100       2,132
   Ohio State Building Authority
      RB, Adult Correctional
      Facilities Project (B)
       5.700%, 10/01/06              1,000       1,054
   Ohio State Public Facilities
      Commission Higher Education
      Series II-A RB
       5.000%, 05/01/08              2,900       2,867
                                            ----------
                                                 8,246
                                            ----------
  PENNSYLVANIA -- 5.8%
   Pennsylvania Higher Education
      Health Services RB,
      Series A
       5.750%, 01/01/12              1,300       1,320
   Pennsylvania Housing Finance
      Agency Single Family Mortgage
      RB, Series 50A
       6.000%, 10/01/13              2,000       2,028
   Pennsylvania State GO, First
      Series (B)
       5.125%, 03/15/12              2,000       1,953
   Pennsylvania State Higher
      Educational Facilities RB
      College & Universities,
      Series A
       5.900%, 09/01/14              1,750       1,787
   Pennsylvania State Intergovern-
      mental Cooperative Authority
      Special Tax RB, City
      of Philadelphia Funding
      Project (A) (B)
       5.600%, 06/15/15              1,000         989

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  PENNSYLVANIA (CONTINUED)
   Pennsylvania State Turnpike
      Commission Oil Franchise
      RB, Series A (B)
       5.500%, 12/01/12             $1,450  $    1,459
   Philadelphia Water and Waste
      RB (B)
       5.650%, 06/15/12              5,000       4,950
                                            ----------
                                                14,486
                                            ----------
  PUERTO RICO -- 3.4%
   Puerto Rico Commonwealth GO
       5.750%, 07/01/17              2,000       2,010
   Puerto Rico Commonwealth
      Highway & Transportation
      Authority RB,
      Series V (B)
       6.375%, 07/01/07              2,210       2,392
   Puerto Rico Industrial, Medical
      & Environmental RB
      PepsiCo Project
       6.250%, 11/15/13              1,000       1,068
   Puerto Rico Municipal Finance
      Agency RB,
      Series A (B)
       5.600%, 07/01/05              2,000       2,093
   Puerto Rico Public Buildings
      Authority Public Education
      and Health Facilities RB
      Series M (A)
       5.750%, 07/01/15              1,000       1,000
                                            ----------
                                                 8,563
                                            ----------
  RHODE ISLAND -- 6.1%
   Bristol County, Water Authority
      RB, Series A (B)
       5.200%, 12/01/13              1,080       1,031
   Pawtucket GO (B)
       5.625%, 04/15/07              1,600       1,670
   Rhode Island Depositors
      Economic Protection
      RF, Series B (B)
       5.800%, 08/01/09              1,000       1,056
   Rhode Island Depositors
      Economic RB (B)
       6.625%, 08/01/19              2,000       2,213

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Rhode Island Housing & Mortgage
      Finance RB, Series 7B AMT
       6.700%, 10/01/12             $1,750  $    1,831
   Rhode Island Housing & Mortgage
      Finance RB, Series 15B (C)
       6.200%, 10/01/06              1,110       1,149
   Rhode Island Housing & Mortgage
      Finance RB, Series 15B
       6.100%, 10/01/05                500         521
   Rhode Island Housing & Mortgage
      Finance RB, Series 19A
       5.700%, 04/01/15              2,500       2,497
   Rhode Island Housing & Mortgage
      Finance RB, Series A (B)
       5.700%, 07/01/07              1,000       1,030
   Rhode Island State Health &
      Educational Building Corporation
      RB (B)
       5.600%, 10/01/12              1,000       1,001
   Rhode Island State Student Loan
      Authority RB, Series B AMT (A)
       6.900%, 12/01/03              1,300       1,393
                                            ----------
                                                15,392
                                            ----------
  SOUTH CAROLINA -- 0.5%
   South Carolina State Public Service
      Authority RB, Series B (A)
       5.875%, 01/01/14              1,150       1,177
                                            ----------
  TEXAS -- 4.3%
   Dallas-Fort Worth, Regional
      Airport RB, Series A (B)
       5.800%, 11/01/07              2,000       2,098
   Tarrant County, Health Facilities
      RB, Harris Methodist
      Health System Project,
      Series A (B)
       5.125%, 09/01/12              2,700       2,589
   Texas State GO, Series A
       5.700%, 10/01/07              1,500       1,543
       5.750%, 10/01/08              1,280       1,325
   University of Texas RB
      Perm Series A
       6.250%, 07/01/13              3,100       3,236
                                            ----------
                                                10,791
                                            ----------

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND  (CONTINUED)
-----------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
-----------------------------------------------------------
  UTAH -- 1.1%
   Intermountain Power Agency,
      Power Supply RB,
      Series A (B)
       6.500%, 07/01/08             $2,500  $    2,797
                                            ----------
  VERMONT -- 0.7%
   Vermont Educational & Health
      Buildings RB, Medical
      Center Hospital of Vermont
      Project (B)
       5.750%, 09/01/07              1,800       1,847
                                            ----------
  VIRGINIA -- 2.0%
   Norfolk, Industrial Development
      Authority RB, Daughters
      Charity-DePaul Project
       6.500%, 12/01/07              3,000       3,240
   Virginia State Housing
      Development Authority
      RB, Series H
       5.700%, 11/01/07              1,655       1,698
                                            ----------
                                                 4,938
                                            ----------
  WASHINGTON -- 7.7%
   Washington State Public
      Power RB (B)
       6.300%, 07/01/09              2,000       2,105
   Washington State Public Power
      Supply Systems Nuclear Power
      Project No. 1 RB (B)
       5.400%, 07/01/12              7,800       7,478
   Washington State Public Power
      Supply Systems Nuclear Power
      Project No. 2 RB, (B)
       5.550%, 07/01/10              2,500       2,456

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Washington State Public Power
      Supply Systems Nuclear Power
      Project No. 2 RB Series A
       6.100%, 07/01/06             $1,030   $   1,087
       6.000%, 07/01/12              1,000       1,004
   Washington State Public Power
      Supply Systems Nuclear Power
      Project No. 2 RB,
      Series A (A) (B)
       5.500%, 07/01/04              3,000       3,086
   Washington State Public
      Power Supply RB (B)
       6.250%, 07/01/12              2,000       2,068
                                            ----------
                                                19,284
                                            ----------
  WISCONSIN -- 1.8%
   Wisconsin Housing & Economic
      Development Home Ownership
      RB, Series E (A)
       5.900%, 09/01/16              1,000         999
   Wisconsin State GO, Series A
       5.800%, 05/01/07              1,355       1,424
   Wisconsin State Housing &
      Economic Development
      RB, Series C (A)
       5.800%, 11/01/13              2,125       2,122
                                            ----------
                                                 4,545
                                            ----------
TOTAL MUNICIPAL BONDS
   (Cost $224,939)                             231,847
                                            ----------

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
CASH EQUIVALENTS -- 0.5%
   Federated Tax-Free Money
      Market Fund                 $    592   $     592
   Fidelity Tax-Exempt Money
      Market Fund                      592         592
                                              --------
TOTAL CASH EQUIVALENTS
   (Cost $1,184)                                 1,184
                                              --------

TRI-PARTY REPURCHASE AGREEMENT -- 5.6%
   J.P. Morgan
      5.53%, dated 05/30/97, matures
      06/02/97, repurchase price
      $13,951,007 (collateralized by
      various U.S. Treasury Bills
      ranging in par value $23,399,000-
      $29,035,000, 06/19/97-10/23/97;
      U.S. Treasury Notes ranging in par
      value $20,716,000-$111,671,000,
      5.625%-7.75%, 06/30/97-07/15/06:
      total market value
      $14,222,883)                  13,945      13,945
                                              --------
TOTAL TRI-PARTY REPURCHASE AGREEMENT
   (Cost $13,945)                               13,945
                                              --------
TOTAL INVESTMENTS -- 98.6%
   (Cost $240,068)                             246,976
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET -- 1.4%                                   3,550
                                              --------
------------------------------------------------------
DESCRIPTION                                VALUE (000)
------------------------------------------------------


NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 24,606,751
   outstanding shares of beneficial interest  $242,171
Accumulated net realized gain
   on investments                                1,447
Net unrealized appreciation
   on investments                                6,908
                                              --------
TOTAL NET ASSETS -- 100.0%                    $250,526
                                              ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                   $10.18
                                              ========

(A) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR COMMERCIAL BANK OR OTHER FINANCIAL INSTITUTION.
(B) SECURITIES ARE HELD IN CONNECTION WITH BOND INSURANCE.
(C) WHEN ISSUED SECURITY.
AMT--ALTERNATIVE MINIMUM TAX
GO--GENERAL OBLIGATION
RB--REVENUE BOND

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
------------------------------------------------------
[PIE CHART]
HOUSING BONDS                                      10%
UTILITY BONDS                                       3%
EDUCATION BONDS                                     3%
WATER AND SEWER BONDS                               3%
INDUSTRIAL DEVELOPMENT & POLLUTION CONTROL BONDS   27%
HEALTH CARE BONDS                                  14%
OTHER REVENUE BONDS                                 7%
RESOURCE RECOVERY BONDS                             5%
CASH EQUIVALENTS                                    8%
GENERAL OBLIGATION BONDS                           13%
TRANSPORTATION BONDS                                2%
ALTERNATIVE MINIMUM TAX BONDS                       5%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
MUNICIPAL BONDS -- 90.7%
  CONNECTICUT -- 76.0%
   Bridgeport GO (B)
       5.450%, 03/01/11             $1,550   $   1,552
   Bridgeport GO (B)
       8.750%, 08/15/05                500         625
   Bridgeport GO, Series A
       6.125%, 03/01/05              2,000       2,120
   Bristol Resource Recovery Bond,
      Ogden Martin System Project
       6.500%, 07/01/14              3,000       3,157
   Connecticut State Airport
      Revenue Bond, Bradley
      International Airport (B)
       7.650%, 10/01/12              2,000       2,292
   Connecticut State Clean Water
      Funding Revenue Bond
       5.600%, 06/01/09                750         772
       7.000%, 01/01/11                300         330
   Connecticut State Development
      Bond (B)
       6.550%, 06/15/09                500         547
   Connecticut State Development
      Bond, Duncaster Project
       6.700%, 09/01/07              3,350       3,593
   Connecticut State Development
      Bond, Pfizer Project
       6.550%, 02/15/13                250         270

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Connecticut State Development
      Bond, Series A (B)
       6.000%, 11/15/08            $   500   $     521
   Connecticut State Health &
      Educational Facilities Bond,
      Bridgeport Hospital, Series A (B)
       6.500%, 07/01/05                250         272
       6.550%, 07/01/06                400         436
       6.500%, 07/01/12                500         534
   Connecticut State Health &
      Educational Facilities Bond,
      Bridgeport Hospital, Series C (B)
       5.250%, 07/01/15              1,000         956
   Connecticut State Health &
      Educational Facilities Bond,
      Choate Rosemary Hall, Series A (B)
       6.800%, 07/01/15                750         822
   Connecticut State Health &
      Educational Facilities Bond,
      Connecticut State University
      System, Series A (B)
       5.125%, 11/01/12                500         487
   Connecticut State Health &
      Educational Facilities Bond,
      Danbury Hospital, Series E (B)
       6.500%, 07/01/05                500         538
   Connecticut State Health &
      Educational Facilities Bond,
      Greenwich Hospital, Series A (B)
       5.750%, 07/01/16              2,000       2,007
   Connecticut State Health &
      Educational Facilities Bond,
      New Britian Hospital, Series B (B)
       6.000%, 07/01/09                500         526
   Connecticut State Health &
      Educational Facilities Bond,
      New Haven Hospital, Series H (B)
       5.625%, 07/01/16              1,000         992
   Connecticut State Health &
      Educational Facilities Bond,
      New Horizons Village Project (B)
       7.050%, 11/01/09              1,000       1,146
   Connecticut State Health &
      Educational Facilities Bond,
      Newington Children's Hospital,
      Series A (B)
       5.850%, 07/01/07              1,110       1,172

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
CONNECTICUT (CONTINUED)
   Connecticut State Health &
      Educational Facilities Bond,
      Sacred Heart University,
      Series A (A)
       6.600%, 07/01/07            $   300  $      330
   Connecticut State Health &
      Educational Facilities Bond,
      Sharon Health Care Project (B)
       6.000%, 11/01/09              1,000       1,055
   Connecticut State Health &
      Educational Facilities Bond,
      St. Raphael Hospital, Series F (B)
       6.200%, 07/01/14                500         518
   Connecticut State Health &
      Educational Facilities Bond,
      Stamford Hospital (B)
       5.400%, 07/01/09              2,000       2,013
   Connecticut State Health &
      Educational Facilities Bond,
      University of Hartford, Series D (A)
       6.750%, 07/01/12              2,750       2,771
   Connecticut State Health &
      Educational Facilities Bond,
      Wadsworth Nursing Home (B)
       7.125%, 11/01/14                500         566
   Connecticut State Higher
      Education Revenue Bond,
      Family Education Loan Program,
      Series A AMT
       7.000%, 11/15/05                625         660
   Connecticut State Higher
      Education Revenue Bond,
      Series A
       6.500%, 11/15/00                255         268
   Connecticut State Housing Finance
      Authority Revenue Bond,
      SubSeries A-3 (A)
       5.950%, 05/15/17              1,000       1,001
   Connecticut State Housing
      Finance Authority Revenue
      Bond, SubSeries E-1 (A)
       5.900%, 05/15/15              3,200       3,216
   Connecticut State Housing
      Finance Bond, Housing Mortgage
      Finance Program, Series A (A)
       5.950%, 05/15/11              3,215       3,303

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
       6.200%, 05/15/14            $   650  $      661
   Connecticut State Housing
      Finance Bond, Housing
      Mortgage Finance Program,
      Series B
       6.050%, 11/15/03                500         526
       6.350%, 11/15/06                400         422
   Connecticut State Housing Finance
      Bond, Housing Mortgage
      Finance Program, Series B (B)
       7.200%, 11/15/01                500         509
   Connecticut State Housing
      Finance Bond, Housing
      Mortgage Finance Program,
      Series B1 (B)
       7.550%, 11/15/08                155         161
   Connecticut State Housing
      Finance Bond, Housing
      Mortgage Finance Program,
      SubSeries B1 (A)
       6.000%, 05/15/08                300         314
       6.000%, 11/15/15              2,000       2,013
   Connecticut State Housing
      Finance Bond, Housing
      Mortgage Finance Program,
      SubSeries B4 (A)
       7.300%, 11/15/03              1,000       1,049
   Connecticut State Housing
      Finance Bond, Housing
      Mortgage Finance Program,
      Series C-1 (A)
       6.000%, 11/15/10              1,010       1,031
   Connecticut State Resource
      Recovery Bond, Bridgeport
      Resources, Series A
       7.625%, 01/01/09                600         619
   Connecticut State Resource
      Recovery Bond, Mid-Connecticut
      System Project, Series A (B)
       5.375%, 11/15/10              2,000       1,990
   Connecticut State Resource
      Recovery Bond, Mid-Connecticut
      System Project, Series A (B)
       5.500%, 11/15/11              1,500       1,504
   Connecticut State Resource
      Recovery Bond, Series A AMT
       8.000%, 11/15/08              1,500       1,601

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND (CONTINUED)
----------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
----------------------------------------------------------
  CONNECTICUT (CONTINUED)
   Connecticut State Resource
      Recovery Bond, Wallingford
      Project, Series A AMT (A)
       7.125%, 11/15/08            $   250    $    256
   Connecticut State Resource
      Recovery Bond, Wallingford
      Resources Project, Series 1-
      Sub AMT
       6.700%, 11/15/02                800         859
   Connecticut State Special
      Tax Bond (B)
       5.250%, 01/01/11                500         492
   Connecticut State Special Tax
      Bond, Transportation
      Infrastructure, Series A
       5.400%, 09/01/09                500         505
       5.700%, 06/01/12              1,160       1,179
   Connecticut State Special
      Tax Bond, Transportation
      Infrastructure, Series A (B)
       5.600%, 06/01/13              1,000       1,004
   Connecticut State Special Tax
      Bond, Transportation
      Infrastructure, Series B (B)
       6.100%, 09/01/08                500         542
       5.500%, 10/01/11              4,920       4,920
       5.600%, 10/01/12              1,000       1,008
       5.600%, 10/01/13              1,000       1,004
   Connecticut State, Certificates
      of Participation, Middletown
      Courthouse Facilities Project (B)
       6.250%, 12/15/08              1,500       1,598
   Connecticut State, Series A GO
       6.500%, 03/15/07                750         814
   Connecticut State, Series C GO
       5.800%, 08/15/08              1,500       1,568
   Eastern Connecticut, Resource
      Recovery Bond, Wheelabrator
      Libson Project, Series A
       5.500%, 01/01/14              2,775       2,615
   Hartford GO (B)
       5.700%, 10/01/12                500         505
       5.750%, 10/01/13              1,000       1,010

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   New Haven Revenue Bond,
      Air Right Packaging Facility (B)
       6.500%, 12/01/15             $2,000  $    2,128
   South Central Connecticut
      Regional Water Authority
      Revenue Bond, Series A (B)
       6.000%, 08/01/09                985       1,037
       6.000%, 08/01/10              1,045       1,095
   Stratford GO (B)
       5.600%, 04/15/12                440         437
                                            ----------
                                                78,344
                                            ----------
  GUAM -- 1.8%
   Guam Government Limited
      Obligation Highway, Series A (B)
       6.250%, 05/01/07                750         805
   Guam Power Authority Revenue
      Bond, Series A (B)
       5.900%, 10/01/08              1,000       1,060
                                            ----------
                                                 1,865
                                            ----------
  PUERTO RICO -- 11.1%
   Puerto Rico Commonwealth,
      Aqueduct & Sewer
      Revenue Bond (A)
       6.000%, 07/01/09                250         268
   Puerto Rico Commonwealth,
      Unlimited Tax GO
       5.750%, 07/01/17              2,700       2,714
   Puerto Rico Commonwealth,
      Highway & Transportation
      Revenue Bond, Series X (A)
       5.300%, 07/01/04                700         709
   Puerto Rico Industrial, Medical
      & Environmental Revenue
      Bond, Abbott Chemicals Project
       6.500%, 07/01/09                500         501
   Puerto Rico Industrial, Medical
      & Environmental Revenue
      Bond, PepsiCo Project
       6.250%, 11/15/13              2,750       2,938
   Puerto Rico Municipal Finance
      Agency Revenue Bond,
      Series A (B)
       6.000%, 07/01/09              2,650       2,802

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------

  PUERTO RICO (CONTINUED)
   Puerto Rico Telephone Revenue
      Bond, Series L
       5.750%, 01/01/08             $1,000    $  1,024
       6.000%, 01/01/12                500         512
                                              --------
                                                11,468
                                              --------
  RHODE ISLAND -- 1.8%
   Providence Rhode Island
      Series A (B)
       5.700%, 07/15/12              1,825       1,846
                                              --------
TOTAL MUNICIPAL BONDS
   (Cost $90,775)                               93,523
                                              --------

CASH EQUIVALENTS -- 4.4%
   Federated Tax-Free Money
      Market                         2,252       2,252
   Fidelity Tax-Exempt Money
      Market Fund                    2,251       2,251
                                              --------
TOTAL CASH EQUIVALENTS
   (Cost $4,503)                                 4,503
                                              --------
TRI-PARTY REPURCHASE AGREEMENT -- 3.7%
   J.P. Morgan
      5.53%, dated 05/30/97, matures
      06/02/97, repurchase price
      $3,843,598 (collateralized by
      various U.S. Treasury Bills
      ranging in par value $23,399,000-
      $29,035,000, 06/19/97-10/23/97;
      U.S. Treasury Notes ranging in par
      value $20,716,000-$111,671,000,
      5.625%-7.75%, 06/30/97-07/15/06:
      total market value
      $3,898,441)                    3,842       3,842
                                              --------
TOTAL REPURCHASE AGREEMENT
   (Cost $3,842)                                 3,842
                                              --------

------------------------------------------------------
DESCRIPTION                                VALUE (000)
------------------------------------------------------
TOTAL TRI-PARTY INVESTMENTS-- 98.8%
   (Cost $99,120)                             $101,868
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET-- 1.2%                                    1,236
                                              --------

NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 9,933,161
   outstanding shares of beneficial interest   100,326
Accumulated net realized gain
   on investments                                   30
Net unrealized appreciation
   on investments                                2,748
                                              --------
TOTAL NET ASSETS -- 100.0%                    $103,104
                                              ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                   $10.38
                                              ========

(A) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR COMMERCIAL BANK OR OTHER FINANCIAL INSTITUTION.
(B) SECURITIES ARE HELD IN CONNECTION WITH BOND INSURANCE.
AMT -- ALTERNATIVE MINIMUM TAX
GO -- GENERAL OBLIGATION

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
------------------------------------------------------
[PIE CHART]
RESOURCE RECOVERY BONDS                 1%
CASH EQUIVALENTS                        5%
ALT. MIN. TAX BONDS                     2%
WATER & SEWER BONDS                    14%
GENERAL OBLIGATION BONDS               31%
HEALTH CARE BONDS                      11%
HOUSING BONDS                           9%
TRANSPORTATION BONDS                   13%
EDUCATION BONDS                        11%
UTILITY BONDS                           3%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
MUNICIPAL BONDS -- 93.3%
  MASSACHUSETTS -- 91.9%
   Boston, Massachusetts GO,
      Series A (B)
       5.650%, 02/01/09             $1,500   $   1,539
   Chelsea, GO,
      School Loan Project (B)
       6.000%, 06/15/02              1,000       1,057
       6.000%, 06/15/04                650         692
       5.700%, 06/15/06              1,000       1,047
   Holyoke, GO,
      Series A (B)
       5.600%, 06/15/11              1,000       1,012
       5.500%, 06/15/16                815         810
   Lawrence, GO
       5.375%, 09/15/05                410         415
   Lawrence, GO (B)
       6.250%, 02/15/09              1,475       1,586
   Lowell, GO (B)
       5.500%, 01/15/10              1,140       1,149
       5.500%, 08/01/11              2,740       2,754
       5.500%, 08/01/12              1,720       1,716
       6.625%, 04/01/15              1,000       1,070
   Lynn, Water &
      Sewer Commission RB (B)
       5.250%, 12/01/05                475         485

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Massachusetts Bay Transportation
      Authority Revenue Bond,
      Series A
       5.500%, 03/01/07             $1,500   $   1,552
       5.800%, 03/01/10 (A)          2,640       2,732
   Massachusetts Bay Transportation
      Authority Revenue Bond,
      Series A (B)
       5.750%, 03/01/18              3,325       3,362
   Massachusetts Bay Transportation
      Authority Revenue Bond,
      Series B (A)
       6.000%, 03/01/12              4,000       4,155
   Massachusetts Bay Transportation
      Authority Revenue Bond,
      Series D (A)
       5.600%, 03/01/08              1,885       1,965
   Massachusetts Municipal Wholesale
      Electric Power Supply System
      Revenue Bond, Series B (B)
       6.750%, 07/01/05              1,000       1,102
   Massachusetts State Educational
      Loan Authority Revenue Bond,
      Issue E, Series B (B)
       6.000%, 01/01/12                450         454
       6.300%, 07/01/12              1,000       1,027
   Massachusetts State GO,
      Series A
       5.500%, 02/01/11              3,500       3,535
   Massachusetts State GO,
      Series B
       5.500%, 11/01/07              1,000       1,041
       6.500%, 08/01/08              5,315       5,953
       6.000%, 08/01/13              3,000       3,120
   Massachusetts State GO,
      Series B (B)
       5.875%, 08/01/10              2,000       2,067
   Massachusetts State GO
       5.750%, 06/01/16              3,000       3,052
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue Bond, Baystate Medical
      Center Project, Series D
       6.000%, 07/01/15              2,000       2,040

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  MASSACHUSETTS (CONTINUED)
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue Bond, Brigham &
      Women's Hospital Project,
      Issue D (A)
       6.750%, 07/01/13             $1,500   $   1,586
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue Bond, Dana Farber
      Cancer Project, Series E
       6.250%, 10/01/09              1,000       1,050
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue Bond, Dana Farber
      Cancer Project, Series F (B)
       6.000%, 12/01/15              1,445       1,478
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue Bond, Dana Farber
      Cancer Project, Series G-1
       6.250%, 12/01/09              1,175       1,248
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue Bond, Emerson
      Hospital Project, Series D (B)
       5.800%, 08/15/18              3,000       2,974
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue Bond, Harvard University
      Project, Series M (A)
       5.750%, 12/01/11              1,000       1,027
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue Bond, Massachusetts
      General Hospital, Series G (B)
       5.375%, 07/01/11              2,000       1,995
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue Bond, New England
      Deaconess Hospital Project,
      Series C (A)
       7.200%, 04/01/11                830         875
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue Bond, Newton-Wellesley
      Hospital Project, Issue E (B)
       5.875%, 07/01/15              3,000       3,037

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue Bond, Northeastern
      University Project, Series E (B)
       6.500%, 10/01/12             $1,000   $   1,070
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue Bond, Smith College
      Project, Series D
       5.750%, 07/01/16              2,600       2,613
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue Bond, Tufts University
      Project, Series F (B)
       5.950%, 08/15/18              3,000       3,041
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue Bond, Williams
      College, Series F (A)
       5.750%, 07/01/19              1,000       1,006
   Massachusetts State Housing
      Finance Agency Revenue
      Bond, Housing Project, Series A
       6.300%, 10/01/13              4,950       5,142
   Massachusetts State Housing
      Finance Agency Revenue
      Bond, Residential Development
      Project, Series A (B)
       6.875%, 11/15/11              1,750       1,873
   Massachusetts State Housing
      Finance Agency Revenue Bond,
       Series A (B)
       5.850%, 12/01/08              1,245       1,281
   Massachusetts State Housing
      Finance Agency Revenue Bond,
      Single Family Housing Project,
      Series 14 (B)
       7.700%, 12/01/14              1,895       1,971
   Massachusetts State Housing
      Finance Authority, Series A (B)
       6.100%, 07/01/15              2,000       2,020
   Massachusetts State Industrial
      Finance Agency Revenue Bond,
      Babson College Project,
      Series A (B)
       6.375%, 10/01/09              1,000       1,073
       5.750%, 10/01/15              1,000       1,014

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND (CONTINUED)
------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------------
  MASSACHUSETTS (CONTINUED)
   Massachusetts State Industrial
      Finance Agency Revenue Bond,
      College of Holy Cross (B)
       5.500%, 03/01/16             $1,500   $   1,481
   Massachusetts State Municipal
      Wholesale Electric Revenue
      Bond, Series D (B)
       6.000%, 07/01/05              1,000       1,058
   Massachusetts State Municipal
      Wholesale Electric Revenue
      Bond, Series E (B)
       6.000%, 07/01/11              2,500       2,588
   Massachusetts State Port Authority
      Revenue Bond, Series A
       6.000%, 07/01/13              1,050       1,068
   Massachusetts State Resource
      Recovery Revenue Bond,
      Refusetech Project, Series A
       6.150%, 07/01/02                900         936
       6.300%, 07/01/05              1,000       1,045
   Massachusetts State Special
      Obligation Revenue Bond,
      Series A
       5.500%, 06/01/07              2,000       2,035
       5.750%, 06/01/11              2,780       2,818
       5.750%, 06/01/12                700         708
   Massachusetts State Water
      Authority Revenue Bond,
      Series B (B)
       5.500%, 03/01/17              3,500       3,408
   Massachusetts State Water
      Pollution Abatement Trust
      Revenue Bond, New Bedford
      Project, Series A
       5.700%, 02/01/12              1,450       1,477
       5.700%, 02/01/15              3,000       3,019
   Massachusetts State Water
      Pollution Abatement Trust
      Revenue Bond, Pooled Loan
      Program, Series 1
       5.600%, 08/01/13              2,090       2,103

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Massachusetts State Water
      Pollution Abatement Trust
      Revenue Bond, Pooled Loan
      Program, Series 2
       6.125%, 02/01/07            $   730    $    797
   Massachusetts State Water
      Pollution Abatement Trust
      Revenue Bond, Series A
       5.450%, 02/01/13              1,000         996
   Massachusetts State Water
      Resource Authority Revenue
      Bond, Series B (A)
       5.875%, 11/01/04              1,000       1,059
       6.250%, 11/01/10              3,175       3,350
   Massachusetts State Water
      Resource Authority Revenue
      Bond, Series C (A)
       6.000%, 11/01/05              2,000       2,128
       6.000%, 12/01/11              2,000       2,118
   Massachusetts State GO,
       Series B (B)
       5.400%, 11/01/07              2,000       2,058
   Nantucket Islands Land Bank,
      GO, Series E
       7.000%, 07/01/05              1,505       1,622
   Nantucket, GO
       6.800%, 12/01/11              1,425       1,557
   Rockport, GO (B)
       6.800%, 12/15/99              1,100       1,195
   Southbridge, GO (B)
       6.375%, 01/01/12                500         528
   Springfield, GO (B)
       5.300%, 08/01/11              1,000         983
   University of Lowell Building
      Authority Revenue Bond,
      Fifth Series A (B)
       5.625%, 11/01/14              3,000       3,060
   Worcester, GO (B)
       6.250%, 10/01/08                430         465
                                            ----------
                                               135,523
                                            ----------

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  PUERTO RICO -- 1.4%
   Commonwealth of Puerto
      Rico GO (B)
       5.500%, 07/01/13             $1,000    $  1,008
   Commonwealth of Puerto
      Rico GO, Series A
       6.000%, 07/01/06              1,000       1,050
                                              --------
                                                 2,058
                                              --------
TOTAL MUNICIPAL BONDS
   (Cost $135,629)                             137,581
                                              --------

TRI-PARTY REPURCHASE AGREEMENT -- 5.1%
   J.P. Morgan
      5.53%, dated 05/30/97, matures
      06/02/97, repurchase price
      $7,590,519 (collateralized by
      various U.S. Treasury Bills
      ranging in par value $23,399,000-
      $29,035,000, 06/19/97-10/23/97;
      U.S. Treasury Notes ranging in par
      value $20,716,000-$111,671,000,
      5.625%-7.75%, 06/30/97-07/15/06:
      total market value
      $7,754,042)                    7,587       7,587
                                              --------
TOTAL TRI-PARTY REPURCHASE AGREEMENT
   (Cost $7,587)                                 7,587
                                              --------
TOTAL INVESTMENTS -- 98.4%
   (Cost $143,216)                             145,168
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET-- 1.6%                                    2,291
                                              --------

------------------------------------------------------
DESCRIPTION                                VALUE (000)
------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 14,736,305
   outstanding shares of
   beneficial interest                        $146,849
Accumulated net realized loss
   on investments                               (1,342)
Net unrealized appreciation
   on investments                                1,952
                                              --------
TOTAL NET ASSETS -- 100.0%                    $147,459
                                              ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                   $10.01
                                              ========

(A) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR COMMERCIAL BANK OR OTHER FINANCIAL INSTITUTION.
(B) SECURITIES ARE HELD IN CONNECTION WITH BOND INSURANCE.
AMT--ALTERNATIVE MINIMUM TAX
GO--GENERAL OBLIGATION

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
------------------------------------------------------
[PIE CHART]
HEALTH CARE BONDS                                   9%
CASH EQUIVALENTS                                    4%
TRANSPORTATION BONDS                                2%
WATER AND SEWER BONDS                               8%
GENERAL OBLIGATION BONDS                           22%
INDUSTRIAL DEVELOPMENT & POLLUTION CONTROL BONDS    7%
EDUCATION BONDS                                     8%
ALTERNATIVE MINIMUM TAX BONDS                       8%
HOUSING BONDS                                      12%
OTHER REVENUE BONDS                                20%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
MUNICIPAL BONDS -- 93.4%
  RHODE ISLAND -- 84.6%
   Bristol County, Water
      Authority RB (B)
       5.200%, 12/01/14             $1,000      $  955
   Cranston GO (B)
       6.100%, 06/15/10              1,000       1,066
       6.100%, 06/15/15              1,000       1,046
   Cumberland GO (B)
       5.900%, 10/01/06                500         525
   Exeter West Greenwich
      Regional School District GO (B)
       5.400%, 11/15/10              1,000       1,010
   Kent County, Water
      Authority RB (B)
       6.000%, 07/15/08                500         529
   North Providence GO,
      Series A (B)
       6.000%, 07/01/12              1,100       1,156
       6.050%, 07/01/13                500         527
   Pawtucket GO (B)
       5.625%, 04/15/07                750         783
       5.750%, 04/15/08                500         522
   Providence GO (B)
       4.950%, 01/15/03                500         502
       5.050%, 01/15/05              1,090       1,089
       5.100%, 01/15/06              1,085       1,084

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Providence, Housing Development
      RB, Barbara Jordan Apartments
      Project, Series A (B)
       6.500%, 07/01/09            $   450      $  472
   Providence, Public Building
      Authority GO, Series A (B)
       5.400%, 12/15/11                500         498
   Rhode Island Clean Water
      Agency RB, Safe Drinking
      Water Project, Series A (B)
       6.500%, 01/01/09                500         544
   Rhode Island Clean Water
      Agency RB, Series A (B)
       6.600%, 10/01/08                500         544
       6.750%, 10/01/13                500         543
   Rhode Island Clean Water
      Protection RB (B)
       5.875%, 10/01/15                865         875
   Rhode Island Convention Center
      Authority RB, Series A (B)
       5.500%, 05/15/13              1,000         989
   Rhode Island Depositor's
      Economic Protection Agency
      RB, Series A (B)
       6.625%, 08/01/19              4,300       4,757
       6.500%, 08/01/07                500         556
   Rhode Island Depositor's
      Economic Protection Agency
      RB, Series B (B)
       5.800%, 08/01/12              1,000       1,040
   Rhode Island Health &
      Educational Building RB,
      Kent Hospital Project (B)
       7.000%, 07/01/10                500         545
   Rhode Island Health &
      Educational Building RB,
      Landmark Medical Project (B)
       5.600%, 10/01/12              1,000       1,001
   Rhode Island Health &
      Educational Building RB,
      New England Institutional
      Project (B)
       5.900%, 03/01/10                400         405
   Rhode Island Health &
      Educational Building RB,
      Rhode Island School Design (B)
       5.625%, 06/01/16              2,000       1,985

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  RHODE ISLAND (CONTINUED)
   Rhode Island Health &
      Educational Building RB,
      Roger Williams Hospital
      Project
       7.750%, 07/01/16             $1,000      $1,042
   Rhode Island Health &
      Educational Building RB,
      Roger Williams Hospital
      Project (B)
       6.500%, 11/15/08                500         533
       7.200%, 11/15/14              1,500       1,742
   Rhode Island Health &
      Educational Building RB,
      Salve Regina Project (B)
       6.200%, 03/15/08              1,000       1,054
   Rhode Island Housing &
      Mortgage Financing RB,
      Series 2
       7.700%, 10/01/10                500         523
   Rhode Island Housing &
      Mortgage Financing RB,
      Series 7-B
       6.700%, 10/01/12                750         785
   Rhode Island Housing &
      Mortgage Financing RB,
      Series 13
       6.700%, 10/01/15              2,000       2,088
   Rhode Island Housing &
      Mortgage Financing RB,
      Series 19-A
       5.700%, 04/01/15              1,500       1,498
   Rhode Island Housing &
      Mortgage Financing RB,
      Series A (A)
       5.650%, 10/01/07              1,000       1,003
   Rhode Island Housing &
      Mortgage Financing RB,
      Series E-1 (B)
       7.500%, 10/01/11                965       1,019
   Rhode Island Industrial
      Development RB, Cre
      Corporation Project, AMT (A)
       6.500%, 03/01/14                500         514

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Rhode Island Industrial
      Facilities RB
       6.000%, 11/01/14             $2,850     $ 2,943
   Rhode Island Port Authority
      & Economic Development
      RB, Shepard Building Project,
      Series B (B)
       6.500%, 06/01/08                500         548
       6.750%, 06/01/15                515         559
   Rhode Island Student Loan
      Authority RB, Series A (A)
       6.550%, 12/01/00                500         531
   Rhode Island Student Loan
      Authority RB, AMT, Series B (A)
       6.850%, 12/01/02                500         534
       7.000%, 12/01/04              1,390       1,487
   Villa Excelsior, Housing
      Development Mortgage RB (B)
       6.650%, 07/01/12                480         504
   Warwick GO, Series A (B)
       6.600%, 11/15/06                500         542
   Westerly GO (B)
       5.850%, 09/15/08                450         472
                                              --------
                                                45,469
                                              --------
  PUERTO RICO -- 8.8%
   Puerto Rico Commonwealth GO
       5.750%, 07/01/17              1,000       1,005
   Puerto Rico Highway &
      Transportation Authority
      RB, Series V
       6.375%, 07/01/07              1,135       1,206
   Puerto Rico Industrial, Medical
      & Environmental Pollution
      Control RB, PepsiCo Project,
      Series A
       6.250%, 11/15/13                500         534
   Puerto Rico Public Education &
      Health Facilities RB, Series M (A)
       5.750%, 07/01/15              2,000       2,000
                                              --------
                                                 4,745
                                              --------
TOTAL MUNICIPAL BONDS
   (Cost $48,783)                               50,214
                                              --------

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND (CONTINUED)
-----------------------------------------------------------
DESCRIPTION                            PAR (000) VALUE (000)
-----------------------------------------------------------
CASH EQUIVALENTS -- 3.6%
   Federated Tax-Free Money
      Market Fund                          $967     $   967
   Fidelity Tax-Exempt Money
      Market Fund                           967         967
                                                    -------
TOTAL CASH EQUIVALENTS
   (Cost $1,934)                                      1,934
                                                    -------

TRI-PARTY REPURCHASE AGREEMENT -- 0.0%
   J.P. Morgan
      5.53%, dated 05/30/97, matures
      06/02/97, repurchase price
      $10,966 (collateralized by
      various U.S. Treasury Bills
      ranging in par value $23,399,000-
      $29,035,000, 06/19/97-10/23/97;
      U.S. Treasury Notes ranging in par
      value $20,716,000-$111,671,000,
      5.625%-7.75%, 06/30/97-07/15/06:
      total market value
      $11,138)                               11          11
                                                    -------
TOTAL TRI-PARTY REPURCHASE AGREEMENT
   (Cost $11)                                            11
                                                    -------
TOTAL INVESTMENTS -- 97.0%
   (Cost $50,728)                                    52,159
                                                    -------
OTHER ASSETS AND LIABILITIES,
   NET -- 3.0%                                         1,593
                                                    -------

-----------------------------------------------------------
DESCRIPTION                                     VALUE (000)
-----------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 5,211,092
   outstanding shares of beneficial interest        $52,145
Accumulated net realized gain
   on investments                                       176
Net unrealized appreciation
   on investments                                     1,431
                                                    -------
TOTAL NET ASSETS -- 100.0%                           $53,752
                                                    =======
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                        $10.31
                                                    =======

(A) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR COMMERCIAL BANK, OTHER FINANCIAL INSTITUTION, OR GOVERNMENT AGENCY.
(B) SECURITIES ARE HELD IN CONNECTION WITH BOND INSURANCE.
AMT--ALTERNATIVE MINIMUM TAX
GO--GENERAL OBLIGATION
RB--REVENUE BOND

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 ASSET ALLOCATION FUND
------------------------------------------------------
[PIE CHART]
COMMON STOCK                           54%
PREFERRED STOCK                         1%
ASSET-BACKED SECURITIES                 2%
CORPORATE OBLIGATIONS                   4%
MEDIUM-TERM NOTES                       3%
U.S. GOVERNMENT MORTGAGE-BACKED BONDS   2%
U.S. TREASURY OBLIGATIONS              27%
CASH EQUIVALENTS                        7%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
COMMON STOCKS -- 53.2%
  AEROSPACE & DEFENSE -- 1.6%
   Raytheon                         12,000  $      573
                                            ----------
  AIR TRANSPORTATION -- 1.7%
   AMR (A)                           6,000         596
                                            ----------
  BANKS -- 2.3%
   Norwest                          15,000         802
                                            ----------
  BASIC INDUSTRIES -- 2.2%
   E.I. du Pont de Nemours           2,500         272
   Willamette Industries             7,000         521
                                            ----------
                                                   793
                                            ----------
  CAPITAL GOODS/MACHINERY
    CONSTRUCTION -- 5.8%
   Dover                            12,000         687
   General Electric                 12,000         724
   W.W. Grainger                     8,000         642
                                            ----------
                                                 2,053
                                            ----------
  CONSUMER NON-DURABLES/
    WHOLESALE TRADE -- 4.0%
   Nestle ADR                       12,000         735
   Procter & Gamble                  5,000         689
                                            ----------
                                                 1,424
                                            ----------

------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
  ENERGY -- 7.4%
   Exxon                            10,000    $    592
   Mobil                             5,000         699
   Noble Affiliates                 11,000         463
   Schlumberger                      7,400         882
                                              --------
                                                 2,636
                                              --------
  FINANCIAL SERVICES -- 6.3%
   Allstate                         10,000         736
   American International Group      6,000         812
   Federal National Mortgage
      Association                   16,000         698
                                              --------
                                                 2,246
                                              --------
  HEALTH CARE -- 7.2%
   Bristol-Myers Squibb              9,000         660
   Genzyme (A)                      20,000         477
   Johnson & Johnson                12,000         719
   Merck                             8,000         719
                                              --------
                                                 2,575
                                              --------
  MEDICAL PRODUCTS & SERVICES-- 1.4%
   Boston Scientific (A)             9,000         480
                                              --------
  METALS & MINING -- 1.6%
   Phelps Dodge                      7,000         585
                                              --------
  RAILROADS -- 1.4%
   Burlington Northern Santa Fe      6,000         498
                                              --------
  SEMI-CONDUCTORS/INSTRUMENTS -- 1.2%
   AMP                              10,000         411
                                              --------
  TECHNOLOGY -- 7.1%
   Computer Associates
      International                 10,000         548
   Ericsson Telephone ADR (A)       20,000         713
   Hewlett Packard                  12,000         618
   Lucent Technologies              10,014         637
                                              --------
                                                 2,516
                                              --------
  WHOLESALE -- 2.0%
   Sysco                            20,000         698
                                              --------
TOTAL COMMON STOCKS
   (Cost $14,846)                               18,886
                                              --------

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 ASSET ALLOCATION FUND (CONTINUED)
------------------------------------------------------
DESCRIPTION               PAR (000)/SHARES VALUE (000)
------------------------------------------------------
PREFERRED STOCKS -- 0.6%
  INSURANCE -- 0.6%
   Hartford Capital II Preferred     8,000  $      206
                                            ----------
TOTAL PREFERRED STOCKS
   (Cost $200)                                     206
                                            ----------

U.S. TREASURY OBLIGATIONS -- 27.3%
   U.S. Treasury Bonds
       8.125%, 08/15/19            $   100         113
       7.250%, 08/15/22                500         514
       7.125%, 02/15/23                300         304
   U.S. Treasury Notes
       5.875%, 10/31/98              1,000         998
       5.000%, 01/31/99                100          98
       5.500%, 04/15/00                200         196
       6.250%, 05/31/00                500         498
       6.125%, 07/31/00              1,100       1,092
       6.125%, 09/30/00              1,000         991
       5.625%, 11/30/00                250         244
       6.500%, 08/15/05              1,500       1,485
       5.625%, 02/15/06                200         186
       6.500%, 10/15/06              2,000       1,974
       3.375%, 01/15/07              1,009         992
                                            ----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $9,793)                                 9,685
                                            ----------

U.S. GOVERNMENT MORTGAGE-
  BACKED BONDS -- 2.1%
   Federal National Mortgage
      Association
       6.500%, 03/01/11                580         566
   Government National Mortgage
      Association
       7.500%, 06/15/23                167         167
                                            ----------
TOTAL U.S. GOVERNMENT MORTGAGE-
   BACKED BONDS
   (Cost $737)                                     733
                                            ----------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
MEDIUM TERM NOTES -- 2.8%
   Federal National Mortgage
      Association
       7.070%, 06/25/01               $500  $      502
       7.240%, 01/04/07                500         491
                                            ----------
TOTAL MEDIUM TERM NOTES
   (Cost $999)                                     993
                                            ----------

CORPORATE OBLIGATIONS -- 4.3%
  FINANCE -- 2.0%
   Allstate
       5.875%, 06/15/98                100         100
   Chase Manhattan
       8.000%, 06/15/99                200         206
   Ford Motor Credit
       6.750%, 05/15/05                100          97
   General Motors Acceptance
       6.625%, 04/24/00                 75          75
       6.625%, 10/01/02                200         197
   Private Export Funding
       8.400%, 07/31/01                 25          26
                                            ----------
                                                   701
                                            ----------
  INDUSTRIAL -- 2.3%
   AT&T
       7.000%, 05/15/05                200         199
   Ford Motor
       7.250%, 10/01/08                250         248
   General Motors
       7.100%, 03/15/06                 75          75
   Walt Disney
       6.750%, 03/30/06                300         293
                                            ----------
                                                   815
                                            ----------
TOTAL CORPORATE OBLIGATIONS
   (Cost $1,538)                                 1,516
                                            ----------

ASSET-BACKED SECURITIES -- 2.2%
   Asset Securitization, Series
      1996-Md6, Class A1b
       6.880%, 11/13/26                250         248

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  ASSET BACKED SECURITIES (CONTINUED)
   Ford Credit Grantor, Series
      1994-B, Class A
       7.300%, 10/15/99             $   26     $    27
   Premier Auto Trust, Series
      1993-4, Class A2
       4.650%, 02/02/99                 24          25
   Sears Credit Account Master
      Trust, Series 1996-4, Class A
       6.450%, 10/15/06                500         493
                                               -------
TOTAL ASSET-BACKED SECURITIES
   (Cost $804)                                     793
                                               -------

NON-AGENCY MORTGAGE-BACKED
  OBLIGATIONS -- 0.3%
   Associates Manufactured Housing
      Pass Thru, Series 1997-1 Class A-3
       6.600%, 06/15/28                115         115
                                               -------
TOTAL NON-AGENCY MORTGAGE-
   BACKED OBLIGATIONS
   (Cost $115)                                     115
                                               -------

TRI-PARTY REPURCHASE AGREEMENT -- 6.6%
   J.P. Morgan
      5.53%, dated 05/30/97, matures
      06/02/97, repurchase price
      $2,365,971 (collateralized by
      various U.S. Treasury Bills
      ranging in par value $23,399,000-
      $29,035,000, 06/19/97-10/23/97;
      U.S. Treasury Notes ranging in par
      value $20,716,000-$111,671,000,
      5.625%-7.75%, 06/30/97-07/15/06:
      total market value
      $2,399,040)                    2,365       2,365
                                               -------
TOTAL TRI-PARTY REPURCHASE AGREEMENT
   (Cost $2,365)                                 2,365
                                               -------

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
TOTAL INVESTMENTS -- 99.4%
   (Cost $31,397)                             $35,292
                                              -------
OTHER ASSETS AND LIABILITIES,
   NET -- 0.6%                                     230
                                               -------

NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 2,650,583
   outstanding shares of beneficial interest    31,083
Undistributed net investment income                191
Accumulated net realized gain
   on investments                                  353
Net unrealized appreciation on investments       3,895
                                               -------
TOTAL NET ASSETS -- 100.0%                     $35,522
                                               =======
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                   $13.40
                                               =======

(A) NON-INCOME PRODUCING SECURITY.
ADR--AMERICAN DEPOSITORY RECEIPT

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 GROWTH AND INCOME FUND
------------------------------------------------------
[PIE CHART]
TECHNOLOGY                             19%
TELEPHONES & TELECOMMUNICATIONS         2%
CASH EQUIVALENTS                        6%
BASIC INDUSTRIES                        4%
CAPITAL GOODS/MACHINERY                 4%
CONSUMER DURABLES                       3%
CONSUMER NON-DURABLES                   5%
ENERGY                                 12%
ENTERTAINMENT                           2%
FINANCIAL SERVICES                      3%
HEALTH CARE                             9%
INSURANCE                               5%
MERCHANDISE STORES                      7%
REAL ESTATE INVESTMENT TRUSTS           7%
RESTAURANTS                            12%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
COMMON STOCKS -- 94.6%
  BASIC INDUSTRIES -- 4.1%
   AK Steel Holding                120,000  $    4,665
   E.I. duPont de Nemours           50,000       5,444
   Nucor                           150,000       8,850
                                            ----------
                                                18,959
                                            ----------
  CAPITAL GOODS/MACHINERY
  CONSTRUCTION -- 4.4%
   Crown Cork & Seal                75,000       4,369
   General Electric                 80,000       4,830
   Hardinge                        109,375       2,844
   NN Ball and Roller              100,000       1,162
   Owens-Illinois (A)               66,200       2,044
   UCAR International (A)          102,500       4,920
                                            ----------
                                                20,169
                                            ----------
  CONSUMER DURABLES -- 2.6%
   Cintas                           30,000       1,860
   Newell                          125,000       4,781
   Rentokil Group                1,300,000       5,007
                                            ----------
                                                11,648
                                            ----------

------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
  CONSUMER NON-DURABLES -- 4.8%
   Coca Cola                       158,112  $   10,791
   Gillette                         60,000       5,332
   Northland Cranberries           116,000       1,508
   Wolford AG                       40,000       4,193
                                            ----------
                                                21,824
                                            ----------
  ENERGY -- 12.0%
   Amoco                            45,000       4,022
   Arakis Energy (A)               600,000       2,287
   Chesapeake Energy (A)           150,000       2,119
   El Paso Natural Gas              50,000       2,962
   Enron                           150,000       6,112
   Exxon                           150,000       8,887
   Mobil                            50,000       6,994
   Nuevo Energy (A)                 75,000       3,272
   Occidental Petroleum            250,000       5,812
   Schlumberger                     75,000       8,934
   Tejas Gas (A)                    80,000       3,750
                                            ----------
                                                55,151
                                            ----------
  ENTERTAINMENT -- 2.3%
   Walt Disney                      90,000       7,369
   ITT (A)                          50,000       2,981
                                            ----------
                                                10,350
                                            ----------
  FINANCIAL SERVICES -- 3.2%
   BankAmerica                      40,000       4,675
   Household International          50,000       4,912
   Litchfield Financial (A)        178,500       2,901
   National Investment Fund         50,000       2,279
                                            ----------
                                                14,767
                                            ----------
  HEALTH CARE -- 8.9%
   Abbott Laboratories              84,633       5,332
   Bausch & Lomb                   100,000       4,025
   Cardinal Health                 100,000       5,825
   Eli Lilly                        50,000       4,650
   Johnson & Johnson               100,000       5,987
   Medtronic                        60,000       4,440
   Merck                            60,000       5,393
   Sangstat Medical (A)             25,000         625
   Sofamor/Danek Group (A)         100,000       4,600
                                            ----------
                                                40,877
                                            ----------

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
  INSURANCE -- 5.0%
   Allstate                        100,000  $    7,363
   American International Group     40,000       5,415
   Chubb                            50,000       3,050
   St. Paul                        100,000       7,163
                                            ----------
                                                22,991
                                            ----------
  MERCHANDISE STORES -- 6.6%
   Bed Bath and Beyond (A)         300,000       8,513
   Grand Optical Photoservice       50,000       7,468
   Home Depot                      142,300       8,965
   Moebel Walther                  100,000       5,354
                                            ----------
                                                30,300
                                            ----------

REAL ESTATE INVESTMENT TRUSTS -- 6.8%
   Felcor Suite Hotels             200,000       7,450
   Golf Trust of America           100,000       2,725
   Health & Retirement
      Property Trust               100,000       1,850
   Health Care                     100,000       2,400
   Hospitality Properties Trust    120,000       3,810
   Redwood Trust                    35,000       1,999
   RFS Hotel Investors             381,000       7,096
   Storage USA                      50,000       1,906
   Winston Hotels                  150,000       1,969
                                            ----------
                                                31,205
                                            ----------
  RESTAURANTS -- 12.5%
   Lone Star Steakhouse &
      Saloon (A)                   400,000       9,200
   Outback Steakhouse (A)           70,000       1,628
   Papa John's International (A)   228,000       7,268
   Pizza Express                 1,381,000      15,413
   Rainforest Cafe (A)             350,000       8,575
   Wetherspoon J.D.                700,000      15,082
                                            ----------
                                                57,166
                                            ----------

------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
  TECHNOLOGY -- 19.3%
   Cambridge Technology
      Partners (A)                 249,000   $   7,595
   Cisco Systems (A)                75,000       5,081
   Donnelly Enterprise
      Solutions (A)                147,500       1,420
   Intel                           105,000      15,908
   Micron Electronics (A)          200,000       3,037
   Microsoft (A)                   110,000      13,640
   Motorola                         75,000       4,978
   Oracle (A)                      150,000       6,994
   Robotic Vision Systems (A)      500,000       5,813
   SAP AG (A)                      100,000      18,198
   Security Dynamics Tech (A)      150,000       5,531
                                            ----------
                                                88,195
                                            ----------
  TELEPHONES & TELECOMMUNICATIONS -- 2.1%
   AT&T                            100,000       3,688
   Ascend Communications (A)        50,000       2,787
   U.S. West Media Group (A)       150,000       2,981
                                            ----------
                                                 9,456
                                            ----------
TOTAL COMMON STOCKS
   (Cost $290,665)                             433,058
                                            ----------

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 GROWTH AND INCOME FUND (CONTINUED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
TRI-PARTY REPURCHASE AGREEMENT -- 6.5%
   J.P. Morgan
      5.53%, dated 05/30/97, matures
      06/02/97, repurchase price
      $29,932,493 (collateralized by
      various U.S. Treasury Bills
      ranging in par value $23,399,000-
      $29,035,000, 06/19/97-10/23/97;
      U.S. Treasury Notes ranging in par
      value $20,716,000-$111,671,000,
      5.625%-7.75%, 06/30/97-07/15/06:
      total market value
      $30,502,087)                 $29,919      29,919
                                              --------
TOTAL TRI-PARTY REPURCHASE AGREEMENT
   (Cost $29,919)                               29,919
                                              --------
TOTAL INVESTMENTS -- 101.1%
   (Cost $320,584)                             462,977
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET-- (1.1%)                                 (5,025)
                                              --------

------------------------------------------------------
DESCRIPTION                                VALUE (000)
------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 26,112,042
   outstanding shares of beneficial interest  $306,942
Undistributed net investment income                657
Accumulated net realized gain on
   investments                                   7,960
Net unrealized appreciation on
   investments                                 142,393
                                              --------
TOTAL NET ASSETS-- 100.0%                     $457,952
                                              ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                   $17.54
                                              ========

(A) NON-INCOME PRODUCING SECURITY.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 GROWTH FUND
------------------------------------------------------
[PIE CHART]
TECHNOLOGY                             16%
TELEPHONES & TELECOMMUNICATIONS         5%
TRANSPORTATION                          1%
UTILITIES                               1%
CASH EQUIVALENTS                        5%
BASIC INDUSTRIES                        5%
CAPITAL GOODS/CONSTRUCTION              5%
CONSUMER DURABLES                       6%
CONSUMER NON-DURABLES                   7%
ENERGY                                 11%
FINANCIAL SERVICES                      5%
HEALTH CARE                            15%
INSURANCE                               2%
MERCHANDISE STORES                      3%
RESTAURANTS                            13%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
COMMON STOCKS -- 94.9%
  BASIC INDUSTRIES -- 4.5%
   AK Steel Holding                 75,000  $    2,916
   Nucor                            75,000       4,425
   Willamette Industries            60,000       4,470
                                            ----------
                                                11,811
                                            ----------
  CAPITAL GOODS/CONSTRUCTION-- 6.5%
   Elbit Vision Systems Ltd (A)     45,000         517
   Gildmeister Italiana Itl        500,000       1,528
   Hardinge                         50,000       1,300
   Ionics Incorporated (A)          15,650         747
   Manitowoc                        41,000       1,835
   NN Ball and Roller              100,000       1,162
   Praxair                          50,000       2,631
   Sealed Air (A)                   28,050       1,287
   UCAR International (A)           75,000       3,600
   United Waste Systems (A)         24,600         944
   Vivid Technologies (A)           75,000       1,406
                                            ----------
                                                16,957
                                            ----------

------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
  CONSUMER DURABLES -- 5.5%
   Applied Graphics
      Technologies (A)              75,000  $    2,475
   Bolder Technologies (A)          35,000         437
   Cintas                           25,000       1,550
   Danaher                          25,000       1,212
   Dekalb Genetics, Class B         13,050         928
   GTS Duratek (A)                  15,000         129
   Kaydon                           50,000       2,481
   Miller Herman                    73,800       2,638
   Rentokil Group                  680,000       2,618
                                            ----------
                                                14,468
                                            ----------
  CONSUMER NON-DURABLES -- 6.7%
   Coca Cola                        26,675       1,821
   DSI Toys (A)                    100,000         806
   Gillette                         23,275       2,069
   Jones Apparel Group (A)          25,100       1,177
   Liz Claiborne                    33,075       1,509
   Nautica Enterprises (A)          62,450       1,468
   Northland Cranberries           250,000       3,250
   Q-Zar (A)                       400,000       1,175
   Robert Half International (A)    56,450       2,420
   Wolford AG                       16,000       1,677
                                            ----------
                                                17,372
                                            ----------
  ENERGY -- 11.2%
   American Oilfield Divers (A)    100,000       1,137
   Arakis Energy (A)               400,000       1,525
   Baker Hughes                     18,050         677
   Chesapeake Energy (A)            75,000       1,059
   Clayton Williams Energy (A)      57,500         776
   GeoScience (A)                   80,000         740
   Global Marine (A)               112,000       2,520
   Halliburton                      25,825       1,998
   Helmerich & Payne                16,200         909
   KCS Energy                       75,000       3,122
   Maverick Tube (A)                60,000       1,815
   Noble Affiliates                 27,900       1,175
   Nuevo Energy (A)                 53,100       2,316
   Offshore Energy
      Development (A)              200,000         962
   St. Mary Land & Exploration     100,000       3,175

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 GROWTH FUND (CONTINUED)
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Stone Energy (A)                 75,000  $    2,100
   Tejas Gas (A)                    20,000         937
   Tosco                            21,900         714
   Williams Companies               34,425       1,519
                                            ----------
                                                29,176
                                            ----------
  FINANCIAL SERVICES -- 5.8%
   BankAmerica                       9,425       1,102
   Euronet Services (A)            127,200       1,399
   Fifth Third Bancorp               9,112         704
   Finova Group                     10,775         803
   Green Tree Financial             45,650       1,598
   Household International          20,000       1,965
   MBNA                             23,812         807
   Polish National Investment
      Fund (A)                      50,000       2,279
   Redwood Trust                    50,000       2,856
   Star Banc                        42,600       1,757
                                            ----------
                                                15,270
                                            ----------
  HEALTH CARE -- 14.8%
   Accumed International (A)       100,000         400
   Arterial Vascular (A)            60,000       1,253
   Aviron (A)                       50,000         563
   Bausch & Lomb                    25,000       1,006
   Biosite Diagnostics (A)          70,000         621
   Boston Biomedica (A)             62,500         523
   Cardinal Health                  39,642       2,309
   Columbia Laboratories (A)       325,000       6,338
   Darya Varia Laboratoria (A)     500,000         648
   Dentsply International           47,500       2,387
   Enamelon (A)                    120,000       2,115
   Healthcare Compare (A)           75,000       3,703
   Healthsouth Rehabilitation (A)   21,800         499
   Johnson & Johnson                30,000       1,796
   Medtronic                        23,725       1,756
   Merck                            20,000       1,798
   Omnicare                        100,000       2,863
   Sabratek Corp (A)               100,000       2,663
   Sangstat Medical (A)            125,000       3,125
   Sonus Pharmaceuticals (A)        32,500         869
   Ventana Medical Systems (A)      50,000         656
   World Heart (A)                 100,000         313
   Zoll Medical Corp (A)            50,000         444
                                            ----------
                                                38,648
                                            ----------

------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
  INSURANCE -- 1.7%
   American International Group     10,175  $    1,377
   MGIC Investment                  21,825       1,942
   Preferred Employers
      Holdings (A)                  60,000         420
   Travelers                        14,500         796
                                            ----------
                                                 4,535
                                            ----------
  MERCHANDISE STORES -- 3.8%
   Bed Bath and Beyond (A)         207,500       5,888
   Grand Optical Photoservice       12,000       1,792
   Moebel Walther AG                40,000       2,142
                                            ----------
                                                 9,822
                                            ----------
  RESTAURANTS -- 13.1%
   Lone Star Steakhouse &
      Saloon (A)                   250,000       5,750
   Papa John's International (A)    75,000       2,391
   Pizza Express                   779,000       8,694
   Rainforest Cafe (A)             275,000       6,738
   Wetherspoon J.D.                500,000      10,773
                                            ----------
                                                34,346
                                            ----------
  TECHNOLOGY -- 15.9%
   Andrew (A)                       40,837       1,113
   Baan ADR (A)                     40,000       2,410
   Barringer Technologies (A)       25,000         370
   Barringer Technologies
      Warrant (A)                   25,000          38
   Cambridge Technology
      Partners (A)                  45,000       1,373
   Cisco Systems (A)                55,950       3,791
   Dell Computer (A)                37,400       4,208
   I2 Technologies (A)              95,000       4,061
   Intel                            31,850       4,825
   Iona Technologies PLC            75,000       1,294
   Microsoft (A)                    17,850       2,213
   Robotic Vision Systems (A)      249,000       2,895
   SAP AG                           10,000       1,820
   Security Dynamics
      Technologies (A)              75,000       2,766
   Sterling Software (A)            10,900         362
   Thermo Electron (A)              30,262       1,044
   Viisage Technology (A)          107,500       1,263
   Visio (A)                       100,000       5,750
                                            ----------
                                                41,596
                                            ----------

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION               PAR (000)/SHARES VALUE (000)
------------------------------------------------------
  TELEPHONES & TELECOMMUNICATIONS-- 4.3%
   Asia Pacific Wire & Cable (A)   100,000    $  1,013
   Ciena (A)                         2,000          94
   Cincinnati Bell                  28,075       1,727
   Geotek Communications (A)       200,000         894
   Teleport Communications
      Group (A)                     50,000       1,513
   Transcrypt International (A)    200,000       2,475
   Worldcom (A)                    120,000       3,555
                                              --------
                                                11,271
                                              --------
  TRANSPORTATION -- 0.5%
   Wisconsin Central
      Transportation (A)            36,500       1,319
                                              --------
  UTILITIES -- 0.6%
   AES (A)                          13,700         983
   Calpine (A)                      30,000         615
                                              --------
                                                 1,598
                                              --------
TOTAL COMMON STOCKS
   (Cost $200,983)                             248,189
                                              --------

TRI-PARTY REPURCHASE AGREEMENT -- 5.2%
   J.P. Morgan
      5.53%, dated 05/30/97, matures
      06/02/97, repurchase price
      $13,624,642 (collateralized by
      various U.S. Treasury Bills
      ranging in par value $23,399,000-
      $29,035,000, 06/19/97-10/23/97;
      U.S. Treasury Notes ranging in par
      value $20,716,000-$111,671,000,
      5.625%-7.75%, 06/30/97-07/15/06:
      total market value
      $13,880,163)                 $13,618      13,618
                                              --------
TOTAL TRI-PARTY REPURCHASE AGREEMENT
   (Cost $13,618)                               13,618
                                              --------

------------------------------------------------------
DESCRIPTION                                VALUE (000)
------------------------------------------------------

TOTAL INVESTMENTS -- 100.1%
   (Cost $214,601)                            $261,807
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET -- (0.1%)                                  (320)
                                              --------
NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 21,425,370
   outstanding shares of beneficial interest   200,067
Distributions in excess of net
   investment income                              (353)
Accumulated net realized gain on
   investments                                  14,567
Net unrealized appreciation on
   investments                                  47,206
                                              --------
TOTAL NET ASSETS -- 100.0%                    $261,487
                                              ========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                   $12.20
                                              ========

(A) NON-INCOME PRODUCING SECURITY.
ADR--AMERICAN DEPOSITORY RECEIPT

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 INTERNATIONAL EQUITY FUND
------------------------------------------------------
[PIE CHART]
SWITZERLAND                             6%
UNITED KINGDOM                         14%
CANADA                                  2%
EMERGING MARKETS                       12%
FRANCE                                  8%
GERMANY                                 6%
HONG KONG                               5%
JAPAN                                  23%
NETHERLANDS                             9%
OTHER EUROPE                            8%
OTHER PACIFIC RIM                       7%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
FOREIGN COMMON STOCKS -- 94.6%
  ARGENTINA -- 0.8%
   Banco Frances Rio Plata ADR      30,000  $      986
   Cia Naviera Perez, Series B     130,478         997
   Transportadora de Gas del
      Sur ADR                       84,000       1,060
   YPF SA ADR                       37,000       1,110
                                            ----------
                                                 4,153
                                            ----------
  AUSTRALIA -- 2.7%
   Brambles Industries             124,000       2,233
   Broken Hill Proprietary         143,680       2,063
   M.I.M. Holdings               1,900,000       2,836
   News Corporation                460,000       2,042
   Sydney Harbour Casino
      Holdings (A)               1,600,000       2,606
   Woolworths                      540,000       1,678
                                            ----------
                                                13,458
                                            ----------
  BRAZIL -- 0.2%
   Light Servicos de Electric    1,863,000         936
                                            ----------
  CANADA -- 1.8%
   Northern Telecom                 19,000       1,589
   Northern Telecom ADR             20,000       1,680
   Philip Environmental (A)        210,000       3,071
   Renaissance Energy (A)           44,000       1,381

------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   United Dominion Industries       53,000  $    1,370
                                            ----------
                                                 9,091
                                            ----------
  CHILE -- 1.1%
   Banco de Santiago ADR            38,000         936
   Chilectra ADR                    42,000       1,136
   CIA Telecom Chile ADR            35,000       1,199
   Embotelladora Andina.
      Series A ADR                  29,000         616
   Embotelladora Andina,
      Series B ADR                  29,000         620
   Empresa Nacional de
      Electricidad ADR              48,400       1,089
                                            ----------
                                                 5,596
                                            ----------
  CHINA -- 0.6%
   Cheung Kong Infrastructure      270,000         855
   China Resources Enterprise      248,000         871
   Guangdong Investment            842,000       1,114
                                            ----------
                                                 2,840
                                            ----------
  FRANCE -- 8.1%
   Accor                            31,146       4,312
   Alcatel Aslthom                  48,900       5,289
   AXA-UAP                          40,000       2,392
   BIC                              15,000       2,207
   Castorama Dubois Investisse      22,671       3,119
   Cie Generale des Eaux            17,000       2,089
   Groupe Danone                     5,753         865
   L'Oreal                          15,364       5,571
   LVMH                             18,070       4,372
   Promodes                         20,900       7,072
   Synthelabo                       20,000       2,336
   Television Francaise             11,800       1,127
                                            ----------
                                                40,751
                                            ----------
  GERMANY -- 4.9%
   Degussa                          95,000       4,617
   Deutsche Pfandbrief &
      Hypobank                      38,060       2,272
   Fresenius National Medical
      Care ADR                     135,000       3,898
   GEA AG                            1,000         417
   Gehe AG                          66,750       4,769
   Hoechst                         145,000       5,651
   Sap AG                           17,000       3,032
                                            ----------
                                                24,656
                                            ----------

                                                              BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
  GREECE -- 0.2%
   Ergo Bank                        12,000  $      846
                                            ----------
  HONG KONG -- 5.2%
   HSBC Holdings                   214,800       6,515
   Hutchison Whampoa               486,000       4,046
   New World Development           490,000       3,111
   Sun Hung Kai Properties         320,080       3,935
   Swire Pacific, Series A         519,500       4,358
   Television Broadcasts               500           2
   Wharf Holdings                  940,000       4,210
                                            ----------
                                                26,177
                                            ----------
  HUNGARY -- 0.5%
   Gedeon Richter                   27,000       1,895
   OTP Bank GDR                     19,000         446
                                            ----------
                                                 2,341
                                            ----------
  INDIA -- 0.8%
   Hindalco Industries GDR          26,000         858
   Indus Credit and Invest GDR (A) 103,000       1,197
   State Bank of India GDR          45,000       1,131
   Videsh Sanchar GDR (A)           40,000         824
                                            ----------
                                                 4,010
                                            ----------
  INDONESIA -- 0.7%
   Indofood (F)                    540,000       1,216
   PT Gudang Garam (F)             320,000       1,382
   Telekom Indonesia (F)           545,000         919
                                            ----------
                                                 3,517
                                            ----------
  IRELAND -- 0.3%
   CRH (UK)                         25,436         251
   CRH                             132,259       1,301
                                            ----------
                                                 1,552
                                            ----------
  ITALY -- 2.5%
   Edison SPA                      808,500       3,833
   Luxottica Group ADR              56,500       3,630
   Seat SPA (A)                    986,000         293
   Stet Societa' Finanziara
      Telefonica SPA               986,000       4,977
                                            ----------
                                                12,733
                                            ----------

------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
  JAPAN -- 21.9%
   Asahi Chemical Industries       450,000   $   2,505
   Bank of Tokyo -
      Mitsubishi Bank               79,500       1,379
   Canon Sales                     209,000       4,794
   Citizen Watch                   360,000       2,731
   Daiichi Pharmaceutical          220,000       3,780
   Dainippon Ink & Chemical        600,000       2,216
   Fuji Bank                       140,000       1,804
   Fujitsu                         320,000       3,903
   Hitachi                         450,000       4,793
   House Food                      200,000       3,385
   Inax                             85,000         592
   Ito Yokado                       77,000       4,392
   Kao                             310,000       4,208
   Keyence                             140          20
   Marui                           200,000       3,728
   Matsushita Electric             190,000       3,574
   Mitsubishi Heavy Industries     509,000       3,664
   Mori Seiki                      280,000       4,354
   NGK Spark Plug                  360,000       3,897
   Nippon Comsys                    56,700         774
   Nippon Express                  405,000       3,149
   Nippon Steel                  1,000,000       2,929
   Ricoh                           400,000       5,257
   Sanwa Bank                      150,000       1,920
   Sanyo Electric                  781,000       3,294
   Secom                            65,000       4,679
   Sharp                           269,000       3,466
   Shimano                         120,000       2,299
   Shin-Etsu Chemical              210,000       5,268
   TDK                              50,000       3,840
   Tokio Marine & Fire Insurance   310,000       3,648
   Toppan Printing                 320,000       4,398
   Toyota Motor                    150,000       4,304
   York Benimaru                    44,000       1,395
                                            ----------
                                               110,339
                                            ----------
  MALAYSIA -- 0.7%
   Public Bank                     385,000         604
   Renong Berhad                   870,000       1,247
   Sime Darby Berhad               450,000       1,469
                                            ----------
                                                 3,320
                                            ----------

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 INTERNATIONAL EQUITY FUND (CONTINUED)
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
  MEXICO -- 1.2%
   Cemex ADR                       120,000  $      978
   Desc de C.V. ADR                 37,370         995
   Grupo Industrial Maseca ADR      70,500       1,057
   Grupo Televisa ADR (A)           40,500       1,159
   Industrial Penoles              171,000         800
   Panamerican Beverage, Series A   32,300         937
                                            ----------
                                                 5,926
                                            ----------
  NETHERLANDS -- 9.0%
   Getronics                       204,904       6,983
   Hunter Douglas                   58,520       5,161
   Koninklijke Ahold               112,542       8,543
   Nutricia Vereenigde Bedrijven    46,541       7,250
   Philips Electronics              87,600       4,790
   Randstad Holdings                75,000       7,531
   Wolters Kluwer                   42,162       5,070
                                            ----------
                                                45,328
                                            ----------
  NORWAY -- 0.2%
   Norsk Hydro                      23,300       1,164
                                            ----------
  PAKISTAN -- 0.2%
   Hub Power Company GDR (A)        50,000       1,169
                                            ----------
  PERU -- 0.7%
   Banco Wiese ADR                 160,000       1,120
   CPT Telefoncia del Peru          43,800       1,111
   Credicorp                        50,400       1,140
                                            ----------
                                                 3,371
                                            ----------
  PHILIPPINES -- 0.6%
   Ayala Land, Series B            625,000         498
   Manila Electric, Series B       178,778       1,004
   Philippine Long Distance
      Telephone ADR                 10,000         579
   Philippine National Bank         45,250         299
   SM Prime Holdings             1,500,000         427
                                            ----------
                                                 2,807
                                            ----------
  POLAND -- 0.4%
   Elektrim                        155,000       1,384
   Mostostal Export                137,000         458
   Mostostal Export Rights (A)       2,740           1
                                            ----------
                                                 1,843
                                            ----------

------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
  PORTUGAL -- 0.7%
   Banco Comercial Portugues        35,000 $       612
   Inparsa-Industria e Participacoe 14,000         119
   Jeronimo Martins                 24,399       1,657
   Sonae Investimentos              28,000       1,050
                                            ----------
                                                 3,438
                                            ----------
  SINGAPORE -- 2.6%
   City Developments               261,100       2,429
   Development Bank of
      Singapore                    263,837       3,303
   Fraser & Neave                  206,720       1,648
   Keppel                          343,000       1,583
   Keppel, Series A                 85,750         384
   Singapore Press Holdings        180,000       3,588
                                            ----------
                                                12,935
                                            ----------
  SOUTH KOREA -- 0.6%
   Cho Hung Bank GDS               163,000         958
   Korea Fund                      159,903       2,199
                                            ----------
                                                 3,157
                                            ----------
  SPAIN -- 2.4%
   Empresa Nacional de
      Electricidad                  67,000       5,119
   Gas Natural, Series E            30,400       5,798
   Repsol SA                        28,000       1,172
                                            ----------
                                                12,089
                                            ----------
  SWEDEN -- 2.7%
   Atlas Copco, Series A           238,000       6,387
   Atlas Copco, Series B            15,000         396
   Ericsson LM, Series B           200,000       7,019
                                            ----------
                                                13,802
                                            ----------
  SWITZERLAND -- 5.4%
   ABB                               4,830       6,629
   Adecco SA                        10,000       3,760
   Nestle SA                         1,560       1,940
   Novartis                          5,400       7,327
   Roche Holding Genusscheine          850       7,557
   Roche Holding Warrants (A)          740          52
                                            ----------
                                                27,265
                                            ----------

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
  TAIWAN -- 0.4%
   Taipei Fund (A)                     140    $  1,553
   Taipei Fund Units (A)                36         403
                                              --------
                                                 1,956
                                              --------
  THAILAND -- 0.6%
   Bangkok Bank                     64,000         568
   BEC World                        94,000         819
   Electricity Generating Public   300,000         653
   PTT Exploration                  62,000         860
                                              --------
                                                 2,900
                                              --------
  TURKEY -- 0.2%
   Aksa                          3,600,000         287
   Aksa Rights (A)               1,500,000         109
   Arcelik AS                    3,652,197         408
   Eczacibasi                      660,000          31
   Tat Konserve Sanayii          2,099,998         164
   Tat Konserve
      Sanayii Rights (A)         1,399,999          99
   Turk Garanti Bankasi          1,999,930          81
                                              --------
                                                 1,179
                                              --------
  UNITED KINGDOM -- 13.5%
   Astec                         1,198,000       2,870
   Azlan Group                     350,400       3,452
   Bank of Scotland                650,000       4,087
   BOC Group                       215,000       3,607
   British-Borneo Petrol Syndicate 125,000       2,596
   British Aerospace               140,000       2,845
   Granada Group                   229,645       3,254
   Inchcape                        743,000       3,530
   Invesco                         681,000       3,714
   Morgan Crucible                 409,005       3,047
   Premier Farnell                 108,969         839
   Rank Group                      500,000       3,508
   Reckitt & Colman                209,000       2,939
   Reuters Holdings                261,000       2,928
   Securicor                       584,978       2,746
   Shell Transportation & Trading  225,000       4,432
   Smithkline Beecham              262,389       4,512

------------------------------------------------------
DESCRIPTION               PAR (000)/SHARES VALUE (000)
------------------------------------------------------
   Standard Chartered              288,318    $  4,562
   WPP Group                       985,000       3,866
   Zeneca Group                    152,000       4,607
                                              --------
                                                67,941
                                              --------
  VENEZUELA -- 0.2%
   Corimon SA ADR (A)               66,410           0
   Sivensa ADR                     310,000       1,125
                                               -------
                                                 1,125
                                              --------
TOTAL FOREIGN STOCKS
   (Cost $396,974)                             475,711
                                              --------

FOREIGN PREFERRED STOCKS -- 1.5%
  AUSTRALIA -- 0.0%
   News Corporation                 41,200         155
                                              --------
  BRAZIL -- 0.8%
   Brahma                        1,200,000         874
   Brasmotor SA                  3,610,000         806
   Petroleo Brasilerios          4,700,000       1,120
   Telefonos de Sao Paulo        2,960,000       1,031
                                              --------
                                                 3,831
                                              --------
  GERMANY -- 0.7%
   GEA AG                            8,000       3,300
                                              --------
TOTAL FOREIGN PREFERRED STOCKS
   (Cost $6,069)                                 7,286
                                              --------

CONVERTIBLE BOND -- 0.1%
  JAPAN -- 0.1%
   Fuji International
       0.250%, 02/01/02          JY 81,000         675
                                              --------
TOTAL CONVERTIBLE BOND
   (Cost $718)                                     675
                                              --------

AS OF MAY 31, 1997
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BOSTON 1784 INTERNATIONAL EQUITY FUND (CONTINUED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
TRI-PARTY REPURCHASE AGREEMENT -- 0.3%
   J.P. Morgan
      5.53%, dated 05/30/97, matures
      06/02/97, repurchase price
      $1,564,721 (collateralized by
      various U.S. Treasury Bills
      ranging in par value $23,399,000-
      $29,035,000, 06/19/97-10/23/97;
      U.S. Treasury Notes ranging in par
      value $20,716,000-$111,671,000,
      5.625%-7.75%, 06/30/97-07/15/06:
      total market value
      $1,585,080)                   $1,564    $  1,564
                                              --------
TOTAL TRI-PARTY REPURCHASE AGREEMENT
   (Cost $1,564)                              $  1,564
                                              --------
TOTAL INVESTMENTS -- 96.5%
   (Cost $405,325)                             485,236
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET -- 3.5%                                  17,812
                                              --------

------------------------------------------------------
DESCRIPTION                                VALUE (000)
------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 38,121,872
   outstanding shares of beneficial interest  $413,294
Undistributed net investment income              4,625
Accumulated net realized gain
   on investments                                5,184
Net unrealized appreciation on
   foreign currency and translation
   of other assets and liabilities in
   foreign currency                                 34
Net unrealized appreciation
   on investments                               79,911
                                              --------
TOTAL NET ASSETS -- 100.0%                    $503,048
                                              ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                   $13.20
                                              ========

(A) NON-INCOME PRODUCING SECURITY.
ADR -- AMERICAN DEPOSITORY RECEIPT.
GDR -- GLOBAL DEPOSITORY RECEIPT
GDS -- GLOBAL DEPOSITORY SHARE
JY -- JAPANESE YEN

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------


                     THIS PAGE IS LEFT INTENTIONALLY BLANK.

STATEMENTS OF OPERATIONS (000)                                 BOSTON 1784 FUNDS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED MAY 31, 1997 (EXCEPT WHERE NOTED)

                                                                             BOSTON       BOSTON
                                                 BOSTON        BOSTON         1784         1784        BOSTON
                                                  1784          1784          PRIME        PRIME        1784        BOSTON
                                                TAX-FREE    U.S. TREASURY     MONEY        MONEY     SHORT-TERM      1784
                                              MONEY MARKET  MONEY MARKET     MARKET       MARKET       INCOME       INCOME
                                                  FUND          FUND        FUND (1)     FUND (2)       FUND         FUND
============================================================================================================================
INCOME:
  DIVIDEND INCOME                               $    --       $    --        $   --       $    --       $   --     $ 1,409
  INTEREST INCOME                                26,051        13,763         2,688        11,531        9,064      19,026
  LESS: FOREIGN TAXES WITHHELD                       --            --            --            --           --          --
                                                -------       -------        ------       -------       ------     -------
    TOTAL INCOME                                 26,051        13,763         2,688        11,531        9,064      20,435
                                                -------       -------        ------       -------       ------     -------

EXPENSES:
  INVESTMENT ADVISORY FEES                        2,808         1,020           191           837          708       2,130
  LESS: WAIVER OF INVESTMENT ADVISORY FEES         (145)         (141)          (49)           --           --        (301)
  LESS: REIMBURSEMENT OF EXPENSES BY ADVISER         --            --            --            --           --          --
  ADMINISTRATOR FEES                                632           212            37           205          123         259
  LESS: WAIVER OF ADMINISTRATOR FEES                 --           (51)           --            --          (49)         --
  SHAREHOLDER SERVICING FEES                         --           207            48           107           --          --
  12B-1 FEES                                         --            --            --            --          353         720
  LESS: WAIVER OF 12B-1 FEES                         --            --            --            --         (353)       (720)
  TRANSFER AGENT FEES & EXPENSES                    113           234            39            61           63          58
  FUND ACCOUNTING FEES                               10            10            --            66            8          11
  REGISTRATION FEES                                  95             6             6            27           22          24
  TRUSTEE FEES                                       27            14             1             8            4          10
  PRINTING                                           53            19            20             8            4          24
  AMORTIZATION OF DEFERRED
    ORGANIZATIONAL COSTS                             13            13            --            --            3           3
  PROFESSIONAL FEES                                  77            27            13            17            9          28
  CUSTODIAN FEES                                     50            44             4            22           19          33
  OTHER EXPENSES                                     33             9            --            27            1          13
                                                -------       -------        ------       -------       ------     -------
    TOTAL EXPENSES, NET OF WAIVERS                3,766         1,623           310         1,385          915       2,292
                                                -------       -------        ------       -------       ------     -------
NET INVESTMENT INCOME                            22,285        12,140         2,378        10,146        8,149      18,143
                                                -------       -------        ------       -------       ------     -------
  NET REALIZED GAIN (LOSS) ON INVESTMENTS           (94)           20            --             4         (896)     (2,487)
  NET REALIZED GAIN FROM FORWARD FOREIGN
    CURRENCY CONTRACTS AND FOREIGN
    CURRENCY TRANSACTIONS                            --            --            --            --           --          --
  NET CHANGE IN UNREALIZED APPRECIATION
    ON INVESTMENTS                                   --            --            --            --          506       4,925
  NET CHANGE IN UNREALIZED
    DEPRECIATION ON FORWARD FOREIGN
    CURRENCY CONTRACTS, FOREIGN CURRENCIES
    AND TRANSLATION OF OTHER ASSETS
    AND LIABILITIES IN FOREIGN CURRENCY              --            --            --            --           --          --
                                                -------       -------        ------       -------       ------     -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY               (94)           20            --             4         (390)      2,438
                                                -------       -------        ------       -------       ------     -------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                     $22,191       $12,160        $2,378       $10,150       $7,759     $20,581
                                                =======       =======        ======       =======       ======     =======


                                                    BOSTON            BOSTON         BOSTON         BOSTON         BOSTON
                                                     1784              1784           1784           1784           1784
                                                U.S. GOVERNMENT     TAX-EXEMPT     CONNECTICUT   MASSACHUSETTS  RHODE ISLAND
                                                  MEDIUM-TERM       MEDIUM-TERM    TAX-EXEMPT     TAX-EXEMPT     TAX-EXEMPT
                                                    INCOME            INCOME         INCOME         INCOME         INCOME
                                                     FUND              FUND           FUND           FUND           FUND
==============================================================================================================================
INCOME:
  DIVIDEND INCOME                                  $    --           $    --         $   --         $   --         $   --
  INTEREST INCOME                                   13,645            12,853          5,216          7,068          2,619
  LESS: FOREIGN TAXES WITHHELD                          --                --             --             --             --
                                                   -------           -------         ------         ------         ------
    TOTAL INCOME                                    13,645            12,853          5,216          7,068          2,619
                                                   -------           -------         ------         ------         ------

EXPENSES:
  INVESTMENT ADVISORY FEES                           1,423             1,662            676            946            341
  LESS: WAIVER OF INVESTMENT ADVISORY FEES            (212)             (269)          (103)          (154)           (59)
  LESS: REIMBURSEMENT OF EXPENSES BY ADVISER           (12)               (6)            --            (24)            (2)
  ADMINISTRATOR FEES                                   176               205             83            116             42
  LESS: WAIVER OF ADMINISTRATOR FEES                    --                --            (46)            --            (22)
  SHAREHOLDER SERVICING FEES                            --                --             --             --             --
  12B-1 FEES                                           481               562            228            320            115
  LESS: WAIVER OF 12B-1 FEES                          (481)             (562)          (228)          (320)          (115)
  TRANSFER AGENT FEES & EXPENSES                        37                43             37             37             21
  FUND ACCOUNTING FEES                                  10                10             10             10             10
  REGISTRATION FEES                                     23                34             10             18              6
  TRUSTEE FEES                                           7                 8              3              3              1
  PRINTING                                              11                16              2              9              2
  AMORTIZATION OF DEFERRED
    ORGANIZATIONAL COSTS                                13                13              3             13              2
  PROFESSIONAL FEES                                     16                21             --             10              2
  CUSTODIAN FEES                                        25                24             13             18             13
  OTHER EXPENSES                                        10                26             10              9              6
                                                   -------           -------         ------         ------         ------
    TOTAL EXPENSES, NET OF WAIVERS                   1,527             1,787            698          1,011            363
                                                   -------           -------         ------         ------         ------
NET INVESTMENT INCOME                               12,118            11,066          4,518          6,057          2,256
                                                   -------           -------         ------         ------         ------
  NET REALIZED GAIN (LOSS) ON INVESTMENTS           (2,236)            1,674             31           (447)           197
  NET REALIZED GAIN FROM FORWARD FOREIGN
    CURRENCY CONTRACTS AND FOREIGN                                        --             --             --             --
    CURRENCY TRANSACTIONS                               --
  NET CHANGE IN UNREALIZED APPRECIATION
    ON INVESTMENTS                                   3,128             3,983          1,816          3,226            912
  NET CHANGE IN UNREALIZED
    DEPRECIATION ON FORWARD FOREIGN
    CURRENCY CONTRACTS, FOREIGN CURRENCIES
    AND TRANSLATION OF OTHER ASSETS
    AND LIABILITIES IN FOREIGN CURRENCY                 --                --             --             --             --
                                                   -------           -------         ------         ------         ------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY                  892             5,657          1,847          2,779          1,109
                                                   -------           -------         ------         ------         ------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                        $13,010           $16,723         $6,365         $8,836         $3,365
                                                   =======           =======         ======         ======         ======


                                                    BOSTON       BOSTON                   BOSTON
                                                     1784         1784        BOSTON       1784
                                                     ASSET     GROWTH AND      1784    INTERNATIONAL
                                                  ALLOCATION     INCOME       GROWTH      EQUITY
                                                     FUND         FUND         FUND        FUND
====================================================================================================
INCOME:
  DIVIDEND INCOME                                   $  224      $ 4,988     $   851      $ 6,732
  INTEREST INCOME                                      730        1,313         720        1,012
  LESS: FOREIGN TAXES WITHHELD                          --          (53)        (15)        (676
                                                    ------      -------     -------      -------
    TOTAL INCOME                                       954        6,248       1,556        7,068
                                                    ------      -------     -------      -------

EXPENSES:
  INVESTMENT ADVISORY FEES                             179        2,725       1,226        4,222
  LESS: WAIVER OF INVESTMENT ADVISORY FEES              --          (10)       (176)          --
  LESS: REIMBURSEMENT OF EXPENSES BY ADVISER            (2)         (65)         --           --
  ADMINISTRATOR FEES                                    21          332         140          384
  LESS: WAIVER OF ADMINISTRATOR FEES                   (10)          --         (44)          --
  SHAREHOLDER SERVICING FEES                            --           --          --           --
  12B-1 FEES                                            60          921         414        1,055
  LESS: WAIVER OF 12B-1 FEES                           (60)        (921)       (414)      (1,055
  TRANSFER AGENT FEES & EXPENSES                        25          160          55           70
  FUND ACCOUNTING FEES                                  10            8           5           24
  REGISTRATION FEES                                      6           45           8           48
  TRUSTEE FEES                                           1           21           4           16
  PRINTING                                               2           29          15           22
  AMORTIZATION OF DEFERRED
    ORGANIZATIONAL COSTS                                13           13           3            5
  PROFESSIONAL FEES                                      3           37          18           38
  CUSTODIAN FEES                                        10           73          11          481
  OTHER EXPENSES                                         1           19           2           31
                                                    ------      -------     -------      -------
    TOTAL EXPENSES, NET OF WAIVERS                     259        3,387       1,267        5,341
                                                    ------      -------     -------      -------
NET INVESTMENT INCOME                                  695        2,861         289        1,727
                                                    ------      -------     -------      -------
  NET REALIZED GAIN (LOSS) ON INVESTMENTS              474        9,803      14,567        5,936
  NET REALIZED GAIN FROM FORWARD FOREIGN
    CURRENCY CONTRACTS AND FOREIGN                      --           --          --        4,430
    CURRENCY TRANSACTIONS
  NET CHANGE IN UNREALIZED APPRECIATION
    ON INVESTMENTS                                   2,426       51,083         463       38,228
  NET CHANGE IN UNREALIZED
    DEPRECIATION ON FORWARD FOREIGN
    CURRENCY CONTRACTS, FOREIGN CURRENCIES
    AND TRANSLATION OF OTHER ASSETS
    AND LIABILITIES IN FOREIGN CURRENCY                 --           --          --       (1,264)
                                                    ------      -------     -------      -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY                2,900       60,886      15,030       47,330
                                                    ------      -------     -------      -------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                         $3,595      $63,747     $15,319      $49,057
                                                    ======      =======     =======      =======


(1) UNTIL DECEMBER 9, 1996, BOSTON 1784 PRIME MONEY MARKET FUND WAS KNOWN AS BAYFUNDS MONEY MARKET PORTFOLIO.
    THE FUND CHANGED ITS FISCAL YEAR END FROM DECEMBER 31 TO MAY 31. REFLECTS OPERATIONS FOR THE PERIOD
    JANUARY 1, 1997 TO MAY 31, 1997.
(2) REFLECTS OPERATIONS FOR THE PERIOD JANUARY 1, 1996 TO DECEMBER 31, 1996.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     82 & 83

                                                               BOSTON 1784 FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------

                                                             BOSTON                BOSTON                        BOSTON
                                                              1784                  1784                          1784
                                                            TAX-FREE           U.S. TREASURY                      PRIME
                                                          MONEY MARKET          MONEY MARKET                  MONEY MARKET
                                                              FUND                  FUND                          FUND
====================================================================================================================================
                                                      6/1/96       6/1/95     6/1/96     6/1/95     1/1/97       1/1/96     1/1/95
                                                        TO           TO         TO          TO         TO          TO         TO
                                                     5/31/97      5/31/96     5/31/97    5/31/96   5/31/97(1)   12/31/96   12/31/95
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
  NET INVESTMENT INCOME                              $ 22,285    $ 20,313    $ 12,140    $  3,465   $  2,378    $ 10,146    $11,579
  NET REALIZED GAIN (LOSS) ON INVESTMENTS                 (94)        (26)         20           3         --           4         --
  NET REALIZED GAIN FROM FORWARD FOREIGN
   CURRENCY CONTRACTS AND FOREIGN
   CURRENCY TRANSACTIONS                                   --          --          --          --         --          --         --
  NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS                           --          --          --          --         --          --         --
  NET UNREALIZED APPRECIATION (DEPRECIATION)
   ON FOREIGN FORWARD CURRENCY CONTRACTS,
   FOREIGN CURRENCIES AND TRANSLATION OF
   OTHER ASSETS AND LIABILITIES IN
   FOREIGN CURRENCY                                        --          --          --          --         --          --         --
                                                    ---------    --------    --------     -------   --------    --------   --------
  NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                           22,191      20,287      12,160       3,468      2,378      10,150     11,579
                                                    ---------    --------    --------     -------   --------    --------   --------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  NET INVESTMENT INCOME                               (22,285)    (20,313)    (12,143)     (3,465)    (2,378)    (10,146)   (11,579)
  REALIZED CAPITAL GAINS                                   --          --          --          --         --          --         --
                                                    ---------    --------    --------     -------   --------    --------   --------
  TOTAL DISTRIBUTIONS                                 (22,285)    (20,313)    (12,143)     (3,465)    (2,378)    (10,146)   (11,579)
                                                    ---------    --------    --------     -------   --------    --------   --------
SHARE TRANSACTIONS:
  CAPITAL CONTRIBUTION FROM ADVISER                        --          --          --          --         --         124         --
  VALUE FROM SHARES ISSUED
   IN REORGANIZATION (3)                                   --          --     320,110          --         --          --         --
  PROCEEDS FROM SHARES ISSUED                       1,353,963     975,978     402,271     168,949    184,607     326,422    336,562
  REINVESTMENT OF CASH DISTRIBUTIONS                    3,660       3,201      11,681       3,581      1,497       2,371      2,973
  COST OF SHARES REDEEMED                          (1,061,545)   (968,937)   (422,784)   (148,602)  (156,234)   (445,825)  (323,673)
                                                    ---------    --------    --------     -------   --------    --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM
  SHARE TRANSACTIONS                                  296,078      10,242     311,278      23,928     29,870    (116,908)    15,862
                                                    ---------    --------    --------     -------   --------    --------   --------
  TOTAL INCREASE (DECREASE) IN NET ASSETS             295,984      10,216     311,295      23,931     29,870    (116,904)    15,682

NET ASSETS:
  BEGINNING OF PERIOD                                 549,628     539,412      78,999      55,068     93,229     210,133    194,271
                                                    ---------    --------    --------     -------   --------    --------   --------
NETASSETS:
  END OF PERIOD                                     $ 845,612    $549,628    $390,294     $78,999   $123,099    $ 93,229   $210,133
                                                    =========    ========    ========     =======   ========    ========   ========
CAPITAL SHARE TRANSACTIONS:
  SHARES ISSUED IN REORGANIZATION (3)                      --          --     320,110          --         --          --         --
  SHARES ISSUED                                     1,353,963     975,978     402,271     168,949    184,607     326,422    336,562
  SHARES ISSUED IN LIEU OF CASH DISTRIBUTIONS           3,660       3,201      11,681       3,581      1,497       2,371      2,973
  SHARES REDEEMED                                  (1,061,545)   (968,937)   (422,784)   (148,602)  (156,234)   (445,825)  (323,673)
                                                    ---------    --------    --------     -------   --------    --------   --------
  NET INCREASE (DECREASE) IN CAPITAL SHARES           296,078      10,242     311,278      23,928     29,870    (117,032)    15,862
                                                    =========    ========    ========     =======   ========    ========   ========
  UNDISTRIBUTED/OVERDISTRIBUTION
   NET INVESTMENT INCOME                            $      --    $     --    $    11      $    --   $     --    $     --   $     --
                                                    =========    ========    ========     =======   ========    ========   ========




                                                                                                           BOSTON
                                                            BOSTON                                          1784
                                                             1784                   BOSTON             U.S. GOVERNMENT
                                                          SHORT-TERM                 1784                MEDIUM-TERM
                                                            INCOME                  INCOME                 INCOME
                                                             FUND                    FUND                   FUND
=========================================================================================================================
                                                       6/1/96     6/1/95      6/1/96      6/1/95      6/1/96      6/1/95
                                                          TO        TO           TO         TO          TO          TO
                                                       5/31/97    5/31/96     5/31/97     5/31/96     5/31/97     5/31/96
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
  NET INVESTMENT INCOME                               $  8,149    $ 4,308    $ 18,143    $ 12,927    $ 12,118    $  9,416
  NET REALIZED GAIN (LOSS) ON INVESTMENTS                 (896)       101      (2,487)      6,246      (2,236)      1,423
  NET REALIZED GAIN FROM FORWARD FOREIGN
   CURRENCY CONTRACTS AND FOREIGN
   CURRENCY TRANSACTIONS                                    --         --          --          --          --          --
  NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS                           506     (1,448)      4,925     (14,855)      3,128      (6,162)
  NET UNREALIZED APPRECIATION (DEPRECIATION)
   ON FOREIGN FORWARD CURRENCY CONTRACTS,
   FOREIGN CURRENCIES AND TRANSLATION OF
   OTHER ASSETS AND LIABILITIES IN
   FOREIGN CURRENCY                                         --         --          --          --          --          --
                                                      --------    -------    --------    --------    --------    --------
  NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                             7,759      2,961      20,581       4,318      13,010       4,677
                                                      --------    -------    --------    --------    --------    --------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  NET INVESTMENT INCOME                                 (8,167)    (4,308)    (18,013)    (12,927)    (12,118)     (9,416)
  REALIZED CAPITAL GAINS                                    --       (279)     (2,124)     (2,452)         --          --
                                                      --------    -------    --------    --------    --------    --------
  TOTAL DISTRIBUTIONS                                   (8,167)    (4,587)    (20,137)    (15,379)    (12,118)     (9,416)
                                                      --------    -------    --------    --------    --------    --------
SHARE TRANSACTIONS:
  CAPITAL CONTRIBUTION FROM ADVISER                         --         --          --          --          --          --
  VALUE FROM SHARES ISSUED
   IN REORGANIZATION (3)                                43,620         --      51,241          --          --          --
  PROCEEDS FROM SHARES ISSUED                          117,953     55,768      84,395      71,632      68,956      75,943
  REINVESTMENT OF CASH DISTRIBUTIONS                     4,503      1,984       4,890       1,648       1,552       1,592
  COST OF SHARES REDEEMED                              (58,018)   (22,324)    (41,214)    (23,712)    (29,753)    (35,383)
                                                      --------    -------    --------    --------    --------    --------
INCREASE (DECREASE) IN NET ASSETS FROM
  SHARE TRANSACTIONS                                   108,058     35,428      99,312      49,568      40,755      42,152
                                                      --------    -------    --------    --------    --------    --------
  TOTAL INCREASE (DECREASE) IN NET ASSETS              107,650     33,802      99,756      38,507      41,647      37,413

NET ASSETS:
  BEGINNING OF PERIOD                                   86,383     52,581     235,022     196,515     167,494     130,081
                                                      --------    -------    --------    --------    --------    --------
NETASSETS:
  END OF PERIOD                                       $194,033    $86,383    $334,778    $235,022    $209,141    $167,494
                                                      ========    =======    ========    ========    ========    ========
CAPITAL SHARE TRANSACTIONS:
  SHARES ISSUED IN REORGANIZATION (3)                    4,325         --       5,014          --          --          --
  SHARES ISSUED                                         11,771      5,508       8,371       6,986       7,349       7,927
  SHARES ISSUED IN LIEU OF CASH DISTRIBUTIONS              451        196         484         159         166         165
  SHARES REDEEMED                                       (5,809)    (2,212)     (4,100)     (2,310)     (3,167)     (3,710)
                                                      --------    -------    --------    --------    --------    --------
  NET INCREASE (DECREASE) IN CAPITAL SHARES             10,738      3,492       9,769       4,835       4,348       4,382
                                                      ========    =======    ========    ========    ========    ========
  UNDISTRIBUTED/OVERDISTRIBUTION
   NET INVESTMENT INCOME                              $      2    $    --    $    127    $     --    $   (548)   $     --
                                                      ========    =======    ========    ========    ========    ========



                                                        BOSTON             BOSTON              BOSTON               BOSTON
                                                         1784               1784                1784                 1784
                                                      TAX-EXEMPT         CONNECTICUT        MASSACHUSETTS        RHODE ISLAND
                                                      MEDIUM-TERM        TAX-EXEMPT          TAX-EXEMPT           TAX-EXEMPT
                                                        INCOME             INCOME              INCOME               INCOME
                                                         FUND               FUND                FUND                 FUND
=================================================================================================================================
                                                   6/1/96    6/1/95   6/1/96    6/1/95    6/1/96    6/1/95     6/1/96   6/1/95
                                                     TO        TO       TO        TO        TO        TO         TO       TO
                                                   5/31/97   5/31/96  5/31/97   5/31/96   5/31/97   5/31/96    5/31/97  5/31/96
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
  NET INVESTMENT INCOME                          $ 11,066   $ 9,127   $ 4,518   $ 3,506   $ 6,057   $ 4,322   $ 2,256   $ 1,788
  NET REALIZED GAIN (LOSS) ON INVESTMENTS           1,674     2,268        31       311      (447)      932       197       167
  NET REALIZED GAIN FROM FORWARD FOREIGN
   CURRENCY CONTRACTS AND FOREIGN
   CURRENCY TRANSACTIONS                               --        --        --        --        --        --        --        --
  NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS                    3,983    (4,081)    1,816    (1,223)    3,226    (2,444)      912      (451)
  NET UNREALIZED APPRECIATION (DEPRECIATION)
   ON FOREIGN FORWARD CURRENCY CONTRACTS,
   FOREIGN CURRENCIES AND TRANSLATION OF
   OTHER ASSETS AND LIABILITIES IN
   FOREIGN CURRENCY                                    --        --        --        --        --        --        --        --
                                                 --------  --------  --------   -------  --------  --------   -------   -------
  NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                       16,723     7,314     6,365     2,594     8,836     2,810     3,365     1,504
                                                 --------  --------  --------   -------  --------  --------   -------   -------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  NET INVESTMENT INCOME                           (11,066)   (9,127)   (4,518)   (3,506)   (6,057)   (4,322)   (2,256)   (1,788)
  REALIZED CAPITAL GAINS                           (1,723)   (1,195)      (41)       --        --        --        --        --
                                                 --------  --------  --------   -------  --------  --------   -------   -------
  TOTAL DISTRIBUTIONS                             (12,789)  (10,322)   (4,559)   (3,506)   (6,057)   (4,322)   (2,256)   (1,788)
                                                 --------  --------  --------   -------  --------  --------   -------   -------
SHARE TRANSACTIONS:
  CAPITAL CONTRIBUTION FROM ADVISER                    --        --        --        --        --        --        --        --
  VALUE FROM SHARES ISSUED
   IN REORGANIZATION (3)                               --        --        --        --        --        --        --        --
  PROCEEDS FROM SHARES ISSUED                      70,317    55,578    31,723    27,716    64,278    41,705    19,042     9,493
  REINVESTMENT OF CASH DISTRIBUTIONS                1,730       542       683       611     1,602     1,164       250       116
  COST OF SHARES REDEEMED                         (22,242)  (32,670)  (12,549)   (7,343)  (27,819)  (16,796)   (4,553)   (3,916)
                                                 --------  --------  --------   -------  --------  --------   -------   -------
INCREASE (DECREASE) IN NET ASSETS FROM
  SHARE TRANSACTIONS                               49,805    23,450    19,857    20,984    38,061    26,073    14,739     5,693
                                                 --------  --------  --------   -------  --------  --------   -------   -------
  TOTAL INCREASE (DECREASE) IN NET ASSETS          53,739    20,442    21,663    20,072    40,840    24,561    15,848     5,409

NET ASSETS:
  BEGINNING OF PERIOD                             196,787   176,345    81,441    61,369   106,619    82,058    37,904    32,495
                                                 --------  --------  --------   -------  --------  --------   -------   -------
NETASSETS:
  END OF PERIOD                                  $250,526  $196,787  $103,104   $81,441  $147,459  $106,619   $53,752   $37,904
                                                 ========  ========  ========   =======  ========  ========   =======   =======
CAPITAL SHARE TRANSACTIONS:
  SHARES ISSUED IN REORGANIZATION (3)                  --        --        --        --        --        --        --        --
  SHARES ISSUED                                     6,949     5,455     3,076     2,687     6,482     4,183     1,864       935
  SHARES ISSUED IN LIEU OF CASH DISTRIBUTIONS         170        53        66        57       161       117        24        11
  SHARES REDEEMED                                  (2,201)   (3,212)   (1,217)     (711)   (2,807)   (1,688)     (445)     (386)
                                                 --------  --------  --------   -------  --------  --------   -------   -------
  NET INCREASE (DECREASE) IN CAPITAL SHARES         4,918     2,296     1,925     2,033     3,836     2,612     1,443       560
                                                 ========  ========  ========   =======  ========  ========   =======   =======
  UNDISTRIBUTED/OVERDISTRIBUTION
   NET INVESTMENT INCOME                         $     --  $     --  $     --   $    --  $     --  $     --   $    --   $    --
                                                 ========  ========  ========   =======  ========  ========   =======   =======



                                                       BOSTON             BOSTON                                BOSTON
                                                        1784               1784              BOSTON              1784
                                                        ASSET           GROWTH AND            1784           INTERNATIONAL
                                                     ALLOCATION           INCOME             GROWTH             EQUITY
                                                        FUND               FUND               FUND               FUND
============================================================================================================================
                                                   6/1/96    6/1/95  6/1/96    6/1/95    6/1/96  3/28/96(2)  6/1/96  6/1/95
                                                     TO        TO      TO        TO        TO       TO         TO      TO
                                                   5/31/97  5/31/96  5/31/97   5/31/96   5/31/97  5/31/96   5/31/97  5/31/96
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
  NET INVESTMENT INCOME                            $  695   $  349   $ 2,861   $ 2,098  $   289  $  90   $ 1,727   $ 1,866
  NET REALIZED GAIN (LOSS) ON INVESTMENTS             474      662     9,803     6,904   14,567     --     5,936     2,378
  NET REALIZED GAIN FROM FORWARD FOREIGN
   CURRENCY CONTRACTS AND FOREIGN
   CURRENCY TRANSACTIONS                               --       --        --        --       --     --     4,430     4,638
  NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS                    2,426      850    51,083    54,488      463  3,390    38,228    33,464
  NET UNREALIZED APPRECIATION (DEPRECIATION)
   ON FOREIGN FORWARD CURRENCY CONTRACTS,
   FOREIGN CURRENCIES AND TRANSLATION OF
   OTHER ASSETS AND LIABILITIES IN
   FOREIGN CURRENCY                                    --       --       --         --       --     --    (1,264)    1,633
                                                  -------  -------  --------  -------- -------- ------- --------  --------
  NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                        3,595    1,861    63,747    63,490   15,319  3,480    49,057    43,979
                                                  -------  -------  --------  -------- -------- ------- --------  --------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  NET INVESTMENT INCOME                              (592)    (310)   (2,434)   (2,206)    (732)    --    (3,270)   (5,737)
  REALIZED CAPITAL GAINS                             (577)    (295)   (7,027)      (32)      --     --    (2,145)   (1,052)
                                                  -------  -------  --------  -------- -------- ------- --------  --------
  TOTAL DISTRIBUTIONS                              (1,169)    (605)   (9,461)   (2,238)    (732)    --    (5,415)   (6,789)
                                                  -------  -------  --------  -------- -------- ------- --------  --------
SHARE TRANSACTIONS:
  CAPITAL CONTRIBUTION FROM ADVISER                    --       --        --        --       --     --        --        --
  VALUE FROM SHARES ISSUED
   IN REORGANIZATION (3)                               --       --        --        --  129,676     --        --        --
  PROCEEDS FROM SHARES ISSUED                      20,840    8,701   185,731   171,958  123,890  43,993  338,092   204,535
  REINVESTMENT OF CASH DISTRIBUTIONS                1,089      541     6,509       675      186      --    2,095        20
  COST OF SHARES REDEEMED                          (5,664)  (2,289)  (92,037) (159,622) (52,878) (1,447)(243,241)  (27,724)
                                                  -------  -------  --------  -------- -------- ------- --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM
  SHARE TRANSACTIONS                               16,265    6,953   100,203    13,011  200,874  42,546   96,946   176,831
                                                  -------  -------  --------  -------- -------- ------- --------  --------
  TOTAL INCREASE (DECREASE) IN NET ASSETS          18,691    8,209   154,489    74,263  215,461  46,026  140,588   214,021

NET ASSETS:
  BEGINNING OF PERIOD                              16,831    8,622   303,463   229,200   46,026      --  362,460   148,439
                                                  -------  -------  --------  -------- -------- ------- --------  --------
NETASSETS:
  END OF PERIOD                                   $35,522  $16,831  $457,952  $303,463 $261,487 $46,026 $503,048  $362,460
                                                  =======  =======  ========  ======== ======== ======= ========  ========
CAPITAL SHARE TRANSACTIONS:
  SHARES ISSUED IN REORGANIZATION (3)                  --       --        --        --   11,053      --       --        --
  SHARES ISSUED                                     1,644      728    11,485    12,666   10,882   4,219   27,383    18,260
  SHARES ISSUED IN LIEU OF CASH DISTRIBUTIONS          86       45       403        51       16      --      170         2
  SHARES REDEEMED                                    (446)    (190)   (5,699)  (11,641)  (4,611)   (134) (19,517)   (2,441)
                                                  -------  -------  --------  -------- -------- ------- --------  --------
  NET INCREASE (DECREASE) IN CAPITAL SHARES         1,284      583     6,189     1,076   17,340   4,085    8,036    15,821
                                                  =======  =======  ========  ======== ======== ======= ========  ========
  UNDISTRIBUTED/OVERDISTRIBUTION
   NET INVESTMENT INCOME                          $   191  $    90  $    657  $    381 $   (353)$    90 $  4,625  $  1,635
                                                  =======  =======  ========  ======== ======== ======= ========  ========


(1) UNTIL DECEMBER 9, 1996, BOSTON 1784 PRIME MONEY MARKET FUND WAS KNOWN AS BAYFUNDS MONEY MARKET PORTFOLIO. THE FUND CHANGED ITS FISCAL YEAR END FROM DECEMBER 31 TO MAY 31.
(2) BOSTON 1784 GROWTH FUND COMMENCED OPERATIONS ON MARCH 28, 1996.
(3) ON NOVEMBER 25, 1996, THE ASSETS OF FOUR PORTFOLIOS OF BAYFUNDS WERE REORGANIZED WITH CERTAIN BOSTON 1784 FUNDS. PLEASE SEE THE NOTES TO THE FINANCIAL STATEMENTS FOR FURTHER INFORMATION REGARDING THESE TRANSACTIONS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     84 & 85

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

BOSTON 1784 MONEY MARKET FUNDS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

----------------------------------------------------------------------------------------------------------------
                           NET                                     NET                  NET
                          ASSET                 DISTRIBUTIONS     ASSET                ASSETS        RATIO
                          VALUE        NET         FROM NET       VALUE                 END       OF EXPENSES
                        BEGINNING  INVESTMENT    INVESTMENT        END       TOTAL   OF PERIOD     TO AVERAGE
                        OF PERIOD    INCOME        INCOME       OF PERIOD    RETURN    (000)       NET ASSETS
----------------------------------------------------------------------------------------------------------------
BOSTON 1784 TAX-FREE
MONEY MARKET FUND
  FOR THE YEAR ENDED
    MAY 31, 1997          $1.00      0.03         (0.03)         $1.00       3.22%    $845,612       0.54%
  FOR THE YEAR ENDED
    MAY 31, 1996          $1.00      0.03         (0.03)         $1.00       3.55%    $549,628       0.54%
  FOR THE YEAR ENDED
    MAY 31, 1995          $1.00      0.03         (0.03)         $1.00       3.29%    $539,412       0.50%
  FOR THE PERIOD ENDED
    MAY 31, 1994 (1)      $1.00      0.02         (0.02)         $1.00       2.31%*   $407,448       0.27%

----------------------------------------------------------------------------------------------------------------
BOSTON 1784 U.S. TREASURY
MONEY MARKET FUND
  FOR THE YEAR ENDED
    MAY 31, 1997          $1.00      0.05         (0.05)         $1.00       4.86%   $390,294        0.64%
  FOR THE YEAR ENDED
    MAY 31, 1996          $1.00      0.05         (0.05)         $1.00       5.16%   $ 78,999        0.64%
  FOR THE YEAR ENDED
    MAY 31, 1995          $1.00      0.05         (0.05)         $1.00       4.81%   $ 55,068        0.60%
  FOR THE PERIOD ENDED
    MAY 31, 1994 (2)      $1.00      0.03         (0.03)         $1.00       2.64%*  $  5,593        0.65%
----------------------------------------------------------------------------------------------------------------
BOSTON 1784 PRIME
MONEY MARKET FUND
  FOR THE PERIOD ENDED
    MAY 31, 1997 (3)      $1.00      0.02         (0.02)         $1.00       2.07%*  $123,099        0.65%
  FOR THE YEAR ENDED
    DECEMBER 31, 1996     $1.00      0.05         (0.05)         $1.00       5.02%   $ 93,229        0.66%
  FOR THE YEAR ENDED
    DECEMBER 31, 1995     $1.00      0.05         (0.05)         $1.00       5.49%   $156,532        0.62%
  FOR THE YEAR ENDED
    DECEMBER 31, 1994     $1.00      0.04         (0.04)         $1.00       3.75%   $136,923        0.65%
  FOR THE YEAR ENDED
    DECEMBER 31, 1993     $1.00      0.03         (0.03)         $1.00       2.72%   $168,909        0.59%
  FOR THE PERIOD ENDED
    DECEMBER 31, 1992 (4) $1.00      0.02         (0.02)         $1.00       2.13%*  $242,935        0.59%
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
                                                  RATIO         RATIO OF
                                  RATIO        OF EXPENSES     NET INCOME
                                  OF NET       TO AVERAGE      TO AVERAGE
                                  INCOME        NET ASSETS     NET ASSETS
                               TO AVERAGE      (EXCLUDING     (EXCLUDING
                                NET ASSETS       WAIVERS)       WAIVERS)
--------------------------------------------------------------------------
BOSTON 1784 TAX-FREE
MONEY MARKET FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                 3.17%           0.56%          3.15%
  FOR THE YEAR ENDED
    MAY 31, 1996                 3.49%           0.60%          3.43%
  FOR THE YEAR ENDED
    MAY 31, 1995                 3.28%           0.61%          3.17%
  FOR THE PERIOD ENDED
    MAY 31, 1994 (1)             2.39%           0.71%          1.95%

--------------------------------------------------------------------------

BOSTON 1784 U.S. TREASURY
MONEY MARKET FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                 4.76%           0.72%          4.68%
  FOR THE YEAR ENDED
    MAY 31, 1996                 5.02%           0.75%          4.91%
  FOR THE YEAR ENDED
    MAY 31, 1995                 5.13%           0.92%          4.81%
  FOR THE PERIOD ENDED
    MAY 31, 1994 (2)             2.91%           6.42%         (2.86)%

--------------------------------------------------------------------------

BOSTON 1784 PRIME
MONEY MARKET FUND
  FOR THE PERIOD ENDED
    MAY 31, 1997 (3)             4.98%           0.75%          4.88%
  FOR THE YEAR ENDED
    DECEMBER 31, 1996            4.85%           0.66%          4.85%
  FOR THE YEAR ENDED
    DECEMBER 31, 1995            5.40%           0.62%          5.40%
  FOR THE YEAR ENDED
    DECEMBER 31, 1994            3.64%           0.69%          3.60%
  FOR THE YEAR ENDED
    DECEMBER 31, 1993            2.68%           0.70%          2.57%
  FOR THE PERIOD ENDED
    DECEMBER 31, 1992 (4)        3.13%           0.64%          3.08%

--------------------------------------------------------------------------

  * RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) BOSTON 1784 TAX-FREE MONEY MARKET FUND COMMENCED OPERATIONS ON JUNE 14, 1993.
    ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) BOSTON 1784 U.S. TREASURY MONEY MARKET FUND COMMENCED OPERATIONS ON JUNE 7, 1993.
    ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(3) BOSTON 1784 PRIME MONEY MARKET FUND CHANGED ITS FISCAL YEAR END FROM
    DECEMBER 31 TO MAY 31. REFLECTS OPERATIONS FOR THE PERIOD FROM JANUARY 1, 1997 TO MAY 31, 1997.
    ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(4) BOSTON 1784 PRIME MONEY MARKET FUND CHANGED ITS FISCAL YEAR FROM APRIL 30 TO DECEMBER 31.
    REFLECTS OPERATIONS FOR THE PERIOD FROM MAY 1, 1992 TO DECEMBER 31, 1992.
    ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

BOSTON 1784 BOND FUNDS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

------------------------------------------------------------------------------------------------------------------------------------

                                     NET                     REALIZED AND                                         NET
                                    ASSET                     UNREALIZED       DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                    VALUE        NET            GAINS OR         FROM NET          FROM          VALUE
                                  BEGINNING   INVESTMENT     (LOSSES) ON        INVESTMENT        CAPITAL         END        TOTAL
                                  OF PERIOD     INCOME        INVESTMENTS         INCOME           GAINS       OF PERIOD    RETURN
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 SHORT-TERM
INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                  $ 9.93        0.58             0.05             (0.58)             --         $ 9.98       6.47%
  FOR THE YEAR ENDED
    MAY 31, 1996                  $10.09        0.60            (0.12)            (0.60)          (0.04)        $ 9.93       4.87%
  FOR THE PERIOD ENDED
    MAY 31, 1995(1)               $10.00        0.56             0.09             (0.56)             --         $10.09       6.74%*

------------------------------------------------------------------------------------------------------------------------------------

BOSTON 1784 INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                  $ 9.90        0.63             0.17             (0.63)          (0.08)        $ 9.99      8.32%
  FOR THE YEAR ENDED
    MAY 31, 1996                  $10.39        0.65            (0.37)            (0.65)          (0.12)        $ 9.90      2.64%
  FOR THE PERIOD ENDED
    MAY 31, 1995(1)               $10.00        0.62             0.39             (0.62)             --         $10.39      10.69%*

------------------------------------------------------------------------------------------------------------------------------------

BOSTON 1784 U.S. GOVERNMENT
MEDIUM-TERM INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                  $ 9.31        0.59             0.06             (0.59)             --         $ 9.37       7.16%
  FOR THE YEAR ENDED
    MAY 31, 1996                  $ 9.57        0.61            (0.26)            (0.61)             --         $ 9.31       3.65%
  FOR THE YEAR ENDED
    MAY 31, 1995                  $ 9.36        0.58             0.21             (0.58)             --         $ 9.57       8.79%
  FOR THE PERIOD ENDED
    MAY 31, 1994(2)               $10.00        0.59            (0.64)            (0.59)             --         $ 9.36      (0.65)%*

------------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
                                                                                 RATIO          RATIO OF
                                       NET                        RATIO        OF EXPENSES     NET INCOME
                                      ASSETS        RATIO         OF NET       TO AVERAGE      TO AVERAGE
                                       END        OF EXPENSES     INCOME       NET ASSETS      NET ASSETS     PORTFOLIO
                                    OF PERIOD     TO AVERAGE    TO AVERAGE     (EXCLUDING      (EXCLUDING     TURNOVER
                                      (000)       NET ASSETS    NET ASSETS      WAIVERS)        WAIVERS)        RATE
-----------------------------------------------------------------------------------------------------------------------
BOSTON 1784 SHORT-TERM
INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                    $194,033        0.65%         5.78%          0.93%           5.50%        128.11%
  FOR THE YEAR ENDED
    MAY 31, 1996                    $ 86,383        0.63%         5.87%          1.06%           5.44%         95.06%
  FOR THE PERIOD ENDED
    MAY 31, 1995(1)                 $ 52,581        0.48%         6.31%          1.27%           5.52%         84.54%

-----------------------------------------------------------------------------------------------------------------------

BOSTON 1784 INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                    $334,778        0.80%         6.31%          1.15%           5.96%         78.63%
  FOR THE YEAR ENDED
    MAY 31, 1996                    $235,022        0.80%         6.17%          1.20%           5.77%        100.51%
  FOR THE PERIOD ENDED
    MAY 31, 1995(1)                 $196,515        0.55%         7.01%          1.23%           6.33%         80.53%

-----------------------------------------------------------------------------------------------------------------------

BOSTON 1784 U.S. GOVERNMENT
MEDIUM-TERM INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                    $209,141        0.79%         6.30%          1.16%           5.93%         98.22%
  FOR THE YEAR ENDED
    MAY 31, 1996                    $167,494        0.80%         6.23%          1.24%           5.79%        158.66%
  FOR THE YEAR ENDED
    MAY 31, 1995                    $130,081        0.80%         6.24%          1.27%           5.77%        142.14%
  FOR THE PERIOD ENDED
    MAY 31, 1994(2)                 $ 92,387        0.31%         6.08%          1.35%           5.04%        144.77%

-----------------------------------------------------------------------------------------------------------------------

 *  RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) BOSTON 1784 SHORT-TERM INCOME FUND AND BOSTON 1784 INCOME FUND COMMENCED OPERATIONS ON JULY 1, 1994.
    ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND COMMENCED OPERATIONS ON JUNE 7, 1993.
    ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

BOSTON 1784 TAX-EXEMPT INCOME FUNDS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

------------------------------------------------------------------------------------------------------------------------------------

                                     NET                     REALIZED AND                                         NET
                                    ASSET                     UNREALIZED       DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                    VALUE        NET            GAINS OR         FROM NET          FROM          VALUE
                                  BEGINNING   INVESTMENT     (LOSSES) ON        INVESTMENT        CAPITAL         END        TOTAL
                                  OF PERIOD     INCOME        INVESTMENTS         INCOME           GAINS       OF PERIOD    RETURN
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 TAX-EXEMPT
MEDIUM-TERM INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                   $ 9.99        0.50            0.19             (0.50)             --         $10.18       7.74%
  FOR THE YEAR ENDED
    MAY 31, 1996                   $10.14        0.51           (0.09)            (0.51)          (0.06)        $ 9.99       4.31%
  FOR THE YEAR ENDED
    MAY 31, 1995                   $ 9.90        0.48            0.24             (0.48)             --         $10.14       7.58%
  FOR THE PERIOD ENDED
    MAY 31, 1994(1)                $10.00        0.49           (0.10)            (0.49)             --         $ 9.90       3.93%*

------------------------------------------------------------------------------------------------------------------------------------

BOSTON 1784 CONNECTICUT
TAX-EXEMPT INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                   $10.17        0.51           0.21              (0.51)             --         $10.38       7.26%
  FOR THE YEAR ENDED
    MAY 31, 1996                   $10.27        0.53          (0.10)             (0.53)             --         $10.17       4.20%
  FOR THE PERIOD ENDED
    MAY 31, 1995(2)                $10.00        0.45           0.27              (0.45)             --         $10.27       7.45%*

------------------------------------------------------------------------------------------------------------------------------------

BOSTON 1784 MASSACHUSETTS
TAX-EXEMPT INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                   $ 9.78        0.47           0.23              (0.47)             --         $10.01       7.30%
  FOR THE YEAR ENDED
    MAY 31, 1996                   $ 9.90        0.48          (0.12)             (0.48)             --         $ 9.78       3.64%
  FOR THE YEAR ENDED
    MAY 31, 1995                   $ 9.81        0.47           0.09              (0.47)             --         $ 9.90       6.00%
  FOR THE PERIOD ENDED
    MAY 31, 1994(1)                $10.00        0.50          (0.19)             (0.50)             --         $ 9.81       3.04%*

------------------------------------------------------------------------------------------------------------------------------------

BOSTON 1784 RHODE ISLAND
TAX-EXEMPT INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                   $10.06        0.50           0.25              (0.50)             --         $10.31       7.61%
  FOR THE YEAR ENDED
    MAY 31, 1996                   $10.13        0.53          (0.07)             (0.53)             --         $10.06       4.65%
  FOR THE PERIOD ENDED
    MAY 31, 1995(2)                $10.00        0.45           0.13              (0.45)             --         $10.13       6.09%*

------------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
                                                                                 RATIO          RATIO OF
                                       NET                        RATIO        OF EXPENSES     NET INCOME
                                      ASSETS        RATIO         OF NET       TO AVERAGE      TO AVERAGE
                                       END        OF EXPENSES     INCOME       NET ASSETS      NET ASSETS     PORTFOLIO
                                    OF PERIOD     TO AVERAGE    TO AVERAGE     (EXCLUDING      (EXCLUDING     TURNOVER
                                      (000)       NET ASSETS    NET ASSETS      WAIVERS)        WAIVERS)        RATE
-----------------------------------------------------------------------------------------------------------------------
BOSTON 1784 TAX-EXEMPT
MEDIUM-TERM INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                     $250,526        0.80%        4.92%           1.17%           4.55%         33.24%
  FOR THE YEAR ENDED
    MAY 31, 1996                     $196,787        0.79%        4.90%           1.21%           4.48%         37.35%
  FOR THE YEAR ENDED
    MAY 31, 1995                     $176,345        0.80%        5.02%           1.26%           4.56%         74.74%
  FOR THE PERIOD ENDED
    MAY 31, 1994(1)                  $ 36,365        0.32%        5.06%           1.61%           3.77%         98.83%

-----------------------------------------------------------------------------------------------------------------------

BOSTON 1784 CONNECTICUT
TAX-EXEMPT INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                     $103,104        0.76%        4.94%           1.17%           4.53%         4.28%
  FOR THE YEAR ENDED
    MAY 31, 1996                     $ 81,441        0.75%        5.02%           1.29%           4.48%        20.41%
  FOR THE PERIOD ENDED
    MAY 31, 1995(2)                  $ 61,369        0.52%        5.44%           1.40%           4.56%        35.56%

-----------------------------------------------------------------------------------------------------------------------

BOSTON 1784 MASSACHUSETTS
TAX-EXEMPT INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                     $147,459        0.79%        4.74%           1.18%           4.35%         9.47%
  FOR THE YEAR ENDED
    MAY 31, 1996                     $106,619        0.80%        4.73%           1.28%           4.25%        47.00%
  FOR THE YEAR ENDED
    MAY 31, 1995                     $ 82,058        0.80%        4.93%           1.35%           4.38%        34.59%
  FOR THE PERIOD ENDED
    MAY 31, 1994(1)                  $ 49,662        0.33%        5.10%           1.41%           4.02%        13.99%

-----------------------------------------------------------------------------------------------------------------------

BOSTON 1784 RHODE ISLAND
TAX-EXEMPT INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                     $ 53,752        0.79%        4.88%           1.21%           4.46%         8.18%
  FOR THE YEAR ENDED
    MAY 31, 1996                     $ 37,904        0.77%        5.16%           1.35%           4.58%        19.68%
  FOR THE PERIOD ENDED
    MAY 31, 1995(2)                  $ 32,495        0.54%        5.56%           1.60%           4.50%        57.51%

-----------------------------------------------------------------------------------------------------------------------

 *  RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED
(1) BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND AND BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME
    FUND COMMENCED OPERATIONS ON JUNE 14, 1993. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND AND BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
    COMMENCED OPERATIONS ON AUGUST 1, 1994. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              BOSTON 1784 FUNDS
--------------------------------------------------------------------------------
BOSTON 1784 STOCK FUNDS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

------------------------------------------------------------------------------------------------------------------------------------

                                    NET                     REALIZED AND                                         NET
                                   ASSET                     UNREALIZED       DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                   VALUE        NET            GAINS OR         FROM NET          FROM          VALUE
                                 BEGINNING   INVESTMENT     (LOSSES) ON        INVESTMENT        CAPITAL         END        TOTAL
                                 OF PERIOD     INCOME        INVESTMENTS         INCOME           GAINS       OF PERIOD    RETURN
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 ASSET ALLOCATION FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                  $12.31        0.34            1.44             (0.33)           (0.36)       $13.40      14.89%
  FOR THE YEAR ENDED
    MAY 31, 1996                  $10.99        0.31            1.61             (0.31)           (0.29)       $12.31      17.83%
  FOR THE YEAR ENDED
    MAY 31, 1995                  $ 9.84        0.28            1.15             (0.27)           (0.01)       $10.99      14.84%
  FOR THE PERIOD ENDED
    MAY 31, 1994(1)               $10.00        0.19           (0.20)            (0.15)           (0.00)       $ 9.84      (0.15)%*

------------------------------------------------------------------------------------------------------------------------------------

BOSTON 1784 GROWTH
AND INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                  $15.23        0.12            2.63             (0.11)           (0.33)       $17.54      18.33%
  FOR THE YEAR ENDED
    MAY 31, 1996                  $12.16        0.10            3.08             (0.11)           (0.00)       $15.23      26.32%
  FOR THE YEAR ENDED
    MAY 31, 1995                  $10.57        0.11            1.67             (0.10)           (0.09)       $12.16      17.09%
  FOR THE PERIOD ENDED
    MAY 31, 1994(2)               $10.00        0.12            0.56             (0.11)           (0.00)       $10.57       6.80%*

------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                  $11.27        0.02            0.96             (0.05)           (0.00)       $12.20       8.77%
  FOR THE PERIOD ENDED
    MAY 31, 1996(3)               $10.00        0.02            1.25             (0.00)           (0.00)       $11.27      12.70%*

------------------------------------------------------------------------------------------------------------------------------------

BOSTON 1784 INTERNATIONAL
EQUITY FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                  $12.05        0.07            1.23             (0.09)           (0.06)       $13.20      10.93%
  FOR THE YEAR ENDED
    MAY 31, 1996                  $10.41        0.11            1.85             (0.27)           (0.05)       $12.05      19.08%
  FOR THE PERIOD ENDED
    MAY 31, 1995(4)               $10.00        0.06            0.35             (0.00)           (0.00)       $10.41       4.73%*

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                 RATIO          RATIO OF
                                       NET                        RATIO        OF EXPENSES     NET INCOME
                                      ASSETS        RATIO         OF NET       TO AVERAGE      TO AVERAGE
                                       END        OF EXPENSES     INCOME       NET ASSETS      NET ASSETS     PORTFOLIO      AVG.
                                    OF PERIOD     TO AVERAGE    TO AVERAGE     (EXCLUDING      (EXCLUDING     TURNOVER       COMM.
                                      (000)       NET ASSETS    NET ASSETS      WAIVERS)        WAIVERS)        RATE        RATE(5)
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 ASSET ALLOCATION FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                    $ 35,522         1.07%         2.87%          1.37%          2.57%         23.60%       $0.0717
  FOR THE YEAR ENDED
    MAY 31, 1996                    $ 16,831         1.25%         2.86%          1.90%          2.21%         39.56%         N/A
  FOR THE YEAR ENDED
    MAY 31, 1995                    $  8,622         1.25%         2.88%          2.51%          1.62%         67.23%         N/A
  FOR THE PERIOD ENDED
    MAY 31, 1994(1)                 $  6,928         1.25%         2.62%          3.61%          0.26%         28.19%         N/A

------------------------------------------------------------------------------------------------------------------------------------

BOSTON 1784 GROWTH
AND INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                    $457,952         0.92%         0.77%          1.19%          0.50%         15.35%       $0.0556
  FOR THE YEAR ENDED
    MAY 31, 1996                    $303,463         0.94%         0.78%          1.24%          0.48%         39.50%         N/A
  FOR THE YEAR ENDED
    MAY 31, 1995                    $229,200         0.94%         1.05%          1.23%          0.76%         38.94%         N/A
  FOR THE PERIOD ENDED
    MAY 31, 1994(2)                 $121,717         0.35%         1.23%          1.36%          0.22%         31.55%         N/A

------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                    $261,487         0.77%         0.17%          1.15%         (0.21%)        57.46%       $0.0548
  FOR THE PERIOD ENDED
    MAY 31, 1996(3)                 $ 46,026         0.20%         1.75%          1.73%          0.22%          0.00%         N/A

------------------------------------------------------------------------------------------------------------------------------------

BOSTON 1784 INTERNATIONAL
EQUITY FUND
  FOR THE YEAR ENDED
    MAY 31, 1997                    $503,048        1.27%          0.41%          1.52%          0.16%         22.88%       $0.0037
  FOR THE YEAR ENDED
    MAY 31, 1996                    $362,460        1.13%          0.76%          1.61%          0.28%         15.55%         N/A
  FOR THE PERIOD ENDED
    MAY 31, 1995(4)                 $148,439        0.89%          2.06%          1.70%          1.25%         11.03%         N/A

------------------------------------------------------------------------------------------------------------------------------------

  * RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) BOSTON 1784 ASSET ALLOCATION FUND COMMENCED OPERATIONS ON JUNE 14, 1993. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) BOSTON 1784 GROWTH AND INCOME FUND COMMENCED OPERATIONS ON JUNE 7, 1993. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(3) BOSTON 1784 GROWTH FUND COMMENCED OPERATIONS ON MARCH 28, 1996. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(4) BOSTON 1784 INTERNATIONAL EQUITY FUND COMMENCED OPERATIONS ON JANUARY 3, 1995. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(5) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS REQUIRED
    FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.

 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MAY 31, 1997
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION
Boston 1784 Tax-Free Money Market, Boston 1784 U.S. Treasury Money Market, Boston 1784 Prime Money Market, (the "Money Market Funds"), Boston 1784 Short-Term Income, Boston 1784 Income, Boston 1784 U.S. Government Medium-Term Income, (the "Bond Funds"), Boston 1784 Tax-Exempt Medium-Term Income, Boston 1784 Connecticut Tax-Exempt Income, Boston 1784 Massachusetts Tax-Exempt Income, Boston 1784 Rhode Island Tax-Exempt Income (the "Tax-Exempt Income Funds"), Boston 1784 Asset Allocation, Boston 1784 Growth and Income, Boston 1784 Growth and Boston 1784 International Equity Funds (the "Stock Funds") are portfolios offered by Boston 1784 Funds (the "Trust"), each an open-end investment company registered under the Investment Company Act of 1940, as amended. Prior to May 27, 1997, Boston 1784 Funds were known as 1784 Funds. On that date the Trust and each Fund added "Boston" to their names. The Trust is offering shares in 15 separate portfolios (the "Funds") as of May 31, 1997:

MONEY MARKET FUNDS:
BOSTON 1784 TAX-FREE MONEY MARKET FUND
BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
BOSTON 1784 INSTITUTIONAL U.S. TREASURY
  MONEY MARKET FUND
BOSTON 1784 PRIME MONEY MARKET FUND

BOND FUNDS:
BOSTON 1784 SHORT-TERM INCOME FUND
BOSTON 1784 INCOME FUND
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM
  INCOME FUND

TAX-EXEMPT INCOME FUNDS:
BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
BOSTON 1784 RHODE ISLAND TAX-EXEMPT  INCOME FUND

STOCK FUNDS:
BOSTON 1784 ASSET ALLOCATION FUND
BOSTON 1784 GROWTH AND INCOME FUND
BOSTON 1784 GROWTH FUND
BOSTON 1784 INTERNATIONAL EQUITY FUND

The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies. The financial statements of Boston 1784 Institutional U.S. Treasury Money Market Fund are not presented herein but are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The financial statements have been prepared in accordance with generally accepted accounting principles which require the use of management's estimates. Actual results could differ from these estimates.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds.

SECURITY VALUATION --
In valuing each of the Bond, Tax-Exempt Income and Stock Funds' assets, bonds and other fixed income securities are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. Valuations supplied by the pricing service are subject to

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

review by the Adviser and, if adjusted pursuant to Adviser review, by the Board of Trustees. An equity security listed on an exchange will be valued at its last sale price on that exchange using quotations on the exchange on which the security is traded most extensively. Lacking any sales, the security will be valued at the mean between the closing asking price and the closing bid price. Securities that are listed on the National Association of Securities Dealers' National Market System, for which there have been sales, shall be valued at the last sale price reported on such system. If there are no such sales, the value shall be the high, or "inside" bid, which is the bid supplied by the NASD on its NASDAQ Screen for such securities in the over-the-counter market. Securities quoted on the NASDAQ System, but not listed on the National Market System, shall be valued at the high or "inside" bid. Unlisted equity securities that are not quoted on the NASDAQ System and for which over-the-counter market quotations are readily available will be valued at the highest quoted current bid price for such securities in the over-the-counter market. Securities for which market quotations are not readily available, whether or not listed, will be valued at their fair value as determined in good faith by the Board of Trustees of the Trust, or pursuant to procedures adopted by the Board subject to review by the Board of the resulting valuations. At May 31, 1997, there was one such security in Boston 1784 International Equity Fund that has been assigned a zero market value.
     Investment securities of the Money Market Funds are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

FOREIGN CURRENCY TRANSACTIONS --
The books and records of the Funds are maintained in U.S. dollars.
Foreign currency amounts are translated into U.S. dollars on the following basis:
     I. market value of investment securities, assets and liabilities at the current rate of exchange; and
    II. purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
     The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.
     The Funds report certain foreign currency related transactions as components of unrealized and realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

FORWARD FOREIGN CURRENCY CONTRACTS --
Boston 1784 International Equity Fund enters into foreign currency contracts as hedges against specific transactions or portfolio positions. The aggregate principal amounts of the contracts are not recorded as the Fund does not intend to hold the contracts to maturity. All commitments are "marked-to market" daily at the applicable foreign

MAY 31, 1997
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

exchange rate and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains and losses on outstanding positions in forward foreign currency contracts held at the close of the year will be recognized as ordinary income for Federal income tax purposes. During the year ended May 31, 1997, Boston 1784 International Equity Fund entered into long and short forward currency contracts initially valued at $217,971,443 and $163,558,004, respectively. These contracts were entered into with an affiliate of the Trust. At May 31, 1997, there were no forward foreign currency contracts outstanding.

SECURITY TRANSACTIONS AND INVESTMENT INCOME --
Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding period with the exception of Boston 1784 U.S. Government Medium Term Income Fund which does not accrete or amortize purchase discounts and premiums. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-date.

REPURCHASE AGREEMENTS --
The Funds invest in Tri-Party Repurchase Agreements. Securities pledged as collateral for Tri-Party Repurchase Agreements are maintained in a segregated account by the broker's custodian bank until maturity of the Repurchase Agreements. Provisions of the Agreements and procedures adopted by the Adviser ensure that the market value of the collateral,including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into insolvency proceedings, realization on the collateral by the Fund may be delayed or limited.

EXPENSES --
Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets.

DISTRIBUTIONS TO SHAREHOLDERS --
The Money Market, Bond and Tax-Exempt Income Funds' distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Boston 1784 Asset Allocation and Boston 1784 Growth and Income Funds declare and pay dividends on a quarterly basis. Boston 1784 Growth Fund declares and pays dividends on a semi-annual basis. Boston 1784 International Equity Fund declares and pays dividends on an annual basis. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

FEDERAL INCOME TAXES --
The Trust's policy is to comply with the requirements of the Internal
Revenue Code

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The Funds accrue such taxes when related income is earned. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. These differences relate primarily to foreign currency denominated investments, paydowns on asset-backed securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Funds.

ORGANIZATION COSTS --
Organization costs have been deferred in the accounts of the Funds and are being amortized on a straight line basis over a period of sixty months commencing with operations. In the event any of the initial shares of the Funds are redeemed by any holder thereof during the period that the Funds are amortizing their organizational costs, the redemption proceeds payable to the holders thereof by the Funds will be reduced by the unamortized organizational costs in the same ratio as the number of shares redeemed bears to the initial shares outstanding at the time of redemption.

OTHER --
Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, for various reasons, including if there is a deterioration in a country's balance of payments, a country may impose temporary restrictions on foreign capital remittances abroad.
   The security exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited.

3. INVESTMENT ADVISORY, CUSTODIAL AND ACCOUNTING SERVICES
Pursuant to an investment advisory agreement dated June 1, 1993, investment advisory services are provided to the Trust by BankBoston, N.A. (the
"Adviser"). The Adviser is entitled to receive a fee of 0.40% of the average daily net assets of Boston 1784 Tax-Free Money Market, Boston 1784 U.S. Treasury Money Market and Boston 1784 Prime Money Market Funds, 0.50% of the average daily net assets of Boston 1784 Short-Term Income Fund, 0.74% of the average daily net assets of Boston 1784 Income, Boston 1784 U.S.

MAY 31, 1997
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Government Medium-Term Income, Boston 1784 Tax-Exempt Medium-Term Income, Boston 1784 Connecticut Tax-Exempt Income, Boston 1784 Massachusetts Tax-Exempt Income, Boston 1784 Rhode Island Tax-Exempt Income, Boston 1784 Asset Allocation, Boston 1784 Growth and Income and Boston 1784 Growth Funds. Such fees are computed daily and paid monthly. The Adviser has voluntarily agreed to waive a portion of its fee and reimburse the Funds for other expenses as necessary to assist the Funds in maintaining competitive expense ratios. Boston 1784 International Equity Fund has entered into separate investment advisory agreements (each an "Advisory Agreement") with BankBoston, N.A. ("BankBoston") and with Kleinwort Benson Investment Management Americas Inc. ("Kleinwort Benson" and together with Bank-Boston the "International Advisers"). The Advisory Agreement with BankBoston is dated as of November 28, 1994; the Advisory Agreement with Kleinwort Benson is dated as of October 27, 1995. The International Advisers are entitled to receive an aggregate fee of 1.00% of the average daily net assets of Boston 1784 International Equity Fund. Such fee is computed daily and paid monthly. BankBoston has voluntarily agreed to waive a portion of its fee and reimburse the Fund for other expenses as necessary to assist Boston 1784 International Equity Fund in maintaining a competitive expense ratio.
     The Trust and BankBoston, N.A. (the "Custodian") are parties to a custodial agreement dated June 1, 1993 under which the Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended. The Custodian is entitled to receive an annual fee, to be paid monthly, of 0.01% for the first $100 million in average daily net assets, 0.0075% for the next $100 million in average daily net assets and 0.0050% for the average daily net assets for the next $800 million. In its capacity as custodian to the Trust, the Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Funds.
     Under a separate agreement, BankBoston, N.A. provided certain accounting services for the Trust for the period of June 1, 1996 through September 15, 1996. For such services during this period, BankBoston, N.A. received a fee of $10,000 per Fund for Boston 1784 Tax-Free Money Market Fund, Boston 1784 U.S. Treasury Money Market Fund, the Bond Funds, the Tax-Exempt Income Funds and for Boston 1784 Asset Allocation Fund, Boston 1784 Growth and Income Fund and Boston 1784 Growth Fund and $16,666 for Boston 1784 International Equity Fund. Effective September 16, 1996, SEI Fund Resources ("SEI") began providing accounting services for the Trust as a part of the administration agreement (see Footnote 4).

4. ADMINISTRATIVE AND DISTRIBUTION SERVICES
For the period June 1, 1996 through November 30, 1996 and pursuant to an administration agreement dated June 7, 1993, as amended November 17, 1995, SEI acted as

BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

the Trust's Administrator. Under the terms of such agreement, SEI was entitled to receive an annual fee of 0.15% of the Trust's first $300 million of average daily net assets, 0.12% of the Trust's second $300 million of average daily net assets and 0.10% of the Trust's average daily net assets over $600 million. Such fee was computed daily and paid monthly. The Administrator agreed to waive a portion of its fee for Boston 1784 U.S. Treasury Money Market, Boston 1784 Short-Term Income, Boston 1784 Connecticut Tax-Exempt Income, Boston 1784 Rhode Island Tax-Exempt Income, Boston 1784 Asset Allocation and Boston 1784 Growth Funds in order to help those funds maintain a competitive expense ratio. Pursuant to an administration agreement dated December 1, 1996, SEI acts as the Trust's Administrator, and is entitled to receive an annual fee of 0.085% of the Trust's first $5 billion of average daily net assets and 0.045% of the Trust's average daily net assets over $5 billion. Such fee is computed daily and paid monthly.
     SEI Investments Distribution Co. ("SEI Investments"), a wholly owned subsidiary of SEI Investments Company, became the Trust's Distributor pursuant to a distribution agreement dated June 1, 1993 as amended and restated October 27, 1995. The Trust has adopted a distribution plan with respect to each of the Stock, Bond and Tax-Exempt Income Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (collectively, the "Plan"). The Distribution Agreement and the Plan provide that the Trust will pay the Distributor a fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of each of the Bond, Tax-Exempt Income and Stock Funds. The Distributor agreed to waive all of its 12b-1 distribution fee for the fiscal year ended May 31, 1997.
   Pursuant to a Shareholder Services Agreement dated as of December 1, 1996, BankBoston, N.A., provides certain shareholder services to Boston 1784 U.S. Treasury Money Market Fund and Boston 1784 Prime Money Market Fund and receives compensation, computed daily and paid monthly, at an annual rate of 0.10% of the average daily net assets of each Fund.
     Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.
     The Funds have paid legal fees to a law firm with which the Secretary of the Trust is associated.

MAY 31, 1997
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

5. INVESTMENT TRANSACTIONS
The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments, for the year ended May 31, 1997, are as presented below for the Bond, Tax-Exempt Income and Stock Funds.

FUND INVESTMENT TRANSACTIONS (000):
                                                              PURCHASES                           SALES
                                                    =============================================================

                                                     U.S. GOVERNMENT                  U.S. GOVERNMENT
FOR THE  YEAR ENDED MAY 31, 1997                       SECURITIES       OTHER           SECURITIES        OTHER
                                                    =============================================================

BOSTON 1784 SHORT-TERM INCOME FUND                     $ 51,489       $154,932          $ 33,113        $114,941
BOSTON 1784 INCOME FUND                                 123,632        157,615            69,598         143,469
BOSTON 1784 U.S. GOVERNMENT
   MEDIUM-TERM INCOME FUND                              153,630         29,040           138,300          23,369
BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND               --        107,945                --          70,905
BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND               --         20,910                --           3,519
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND             --         46,802                --          11,412
BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND              --         18,748                --           3,369
BOSTON 1784 ASSET ALLOCATION FUND                         7,477         12,575               614           4,515
BOSTON 1784 GROWTH AND INCOME FUND                           --        134,572                --          52,981
BOSTON 1784 GROWTH FUND                                      --        169,755                --          89,862
BOSTON 1784 INTERNATIONAL EQUITY FUND                        --        197,986                --          92,522

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

At May 31, 1997 the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial purposes.
     The aggregate gross unrealized gain or loss on securities at May 31, 1997 for the Bond, Tax-Exempt Income and Stock Funds is as follows (000):


                                                        AGGREGATE        AGGREGATE
                                                          GROSS            GROSS            NET
                                                       UNREALIZED       UNREALIZED      UNREALIZED
                                                          GAINS           LOSSES       GAINS/LOSSES
                                                      ==============================================
BOSTON 1784 SHORT-TERM INCOME FUND                     $    413         $   (447)       $    (34)
BOSTON 1784 INCOME FUND                                   2,954           (3,285)           (331)
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND         984           (1,646)           (662)
BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND            7,003              (95)          6,908
BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND            2,852             (104)          2,748
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND          2,281             (329)          1,952
BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND           1,449              (18)          1,431
BOSTON 1784 ASSET ALLOCATION FUND                         4,214             (319)          3,895
BOSTON 1784 GROWTH AND INCOME FUND                      156,243          (13,850)        142,393
BOSTON 1784 GROWTH FUND                                  60,632          (13,426)         47,206
BOSTON 1784 INTERNATIONAL EQUITY FUND                    96,238          (16,327)         79,911

     At May 31, 1997 the following Funds have capital loss carryforwards (000):

                                                                                EXPIRATION
                                                              AMOUNT               DATE
                                                      ==============================================

BOSTON 1784 TAX-FREE MONEY MARKET FUND                      $    126              2004-2005
BOSTON 1784 PRIME MONEY MARKET FUND                               24                2002
BOSTON 1784 SHORT-TERM INCOME FUND                            13,276              2001-2005
BOSTON 1784 INCOME FUND                                        2,199              2002-2005
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND            6,217              2003-2005
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND               1,342              2003-2005

MAY 31, 1997
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

6. CONCENTRATION OF CREDIT RISK

Boston 1784 Tax-Free Money Market, Boston 1784 Tax-Exempt Medium-Term Income, Boston 1784 Connecticut Tax-Exempt Income, Boston 1784 Massachusetts Tax-Exempt Income and Boston 1784 Rhode Island Tax-Exempt Income Funds invest in debt instruments of municipal issuers. The issuers' ability to meet their obligations may be affected by economic developments in a specific state or region. Boston 1784 Connecticut Tax-Exempt Income, Boston 1784 Massachusetts Tax-Exempt Income and Boston 1784 Rhode Island Tax-Exempt Income Funds invest primarily in obligations located in Connecticut, Massachusetts and Rhode Island, respectively.

7. LINE OF CREDIT

The Funds have a bank line of credit, under which borrowings are secured by investment securities of the borrowing Fund. Borrowings may not exceed 10% of the Fund's total assets for the Money Market Funds, Boston 1784 U.S. Government Income, Boston 1784 Tax-Exempt Medium-Term Income, Boston 1784 Massachusetts Tax-Exempt Income, Boston 1784 Asset Allocation, Boston 1784 Growth and Income and Boston 1784 Growth Fund and 15% of the Fund's total assets for Boston 1784 Short-Term Income, Boston 1784 Income, Boston 1784 Connecticut Tax-Exempt Income, Boston 1784 Rhode Island Tax-Exempt Income and Boston 1784 International Equity Funds. Borrowings under the line are charged interest at the current overnight federal funds rate plus a variable rate determined at the date of borrowing. Each Fund is individually, and not jointly liable for its particular advances under the line. There is no commitment fee on the unused portion of the line of credit. There were no borrowings under the line of credit during the year ended May 31, 1997.

8. REORGANIZATION WITH BAYFUNDS

On July 31, 1996, the Board of Trustees of the Trust and on July 31, 1996 and August 15, 1996 the Board of Trustees of BayFunds approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the transfer of all assets and liabilities of the portfolios of BayFunds in exchange for the issuance of shares in certain Funds in tax-free reorganizations (except in the case of the reorganization of BayFunds U.S. Treasury Money Market Portfolio with Boston 1784 U.S. Treasury Money Market Fund and Boston 1784 Institutional U.S. Treasury Money Market Fund which did not qualify for tax-free treatment). At a special meeting of the shareholders held on November 6, 1996, the shareholders of BayFunds voted to approve the Reorganization Agreement. Pursuant to the Reorganization Agreement, on November 25, 1996 substantially all of the assets and liabilities of BayFunds U.S. Treasury Money Market Portfolio, BayFunds Equity Portfolio, BayFunds Short Term Yield

                                                               BOSTON 1784 FUNDS
--------------------------------------------------------------------------------

Portfolio and BayFunds Bond Portfolio were transferred to corresponding Boston 1784 Funds in exchange for shares of such Fund. In addition, on December 9, 1996 all of the assets and liabilities of the BayFunds Money Market Portfolio were transferred to the newly-organized Boston 1784 Prime Money Market Fund. The details of these reorganizations as they relate to the Funds are described below.
   The following table summarizes certain relevant information of the Funds prior to and immediately after the reorganizations on November 25, 1996 and December 9, 1996.


                                                                                                                     SHARES
                                      SHARES            NET ASSETS                                                 ISSUED IN
BAYFUNDS                            AT 11/25/96        AT 11/25/96             BOSTON 1784 FUNDS                 REORGANIZATION
================================================================================================================================
U.S. TREASURY MONEY MARKET PORTFOLIO
   INSTITUTIONAL SHARES           1,047,875,735       1,047,875,735  INSTITUTIONAL U.S. TREASURY MONEY MARKET   1,047,875,735
   INVESTMENT SHARES                320,109,970         320,109,970       U.S. TREASURY MONEY MARKET              320,109,970

EQUITY PORTFOLIO
   INSTITUTIONAL SHARES               6,084,433          90,308,716                 GROWTH                          7,697,195
   INVESTMENT SHARES                  2,652,009          39,367,199                 GROWTH                          3,355,364

SHORT TERM YIELD PORTFOLIO
   INSTITUTIONAL SHARES               3,061,193          28,076,910            SHORT-TERM INCOME                    2,783,999
   INVESTMENT SHARES                  1,694,530          15,543,024            SHORT-TERM INCOME                    1,541,097

BOND PORTFOLIO
   INSTITUTIONAL SHARES               4,543,688          45,727,982                 INCOME                          4,474,157
   INVESTMENT SHARES                    547,758           5,512,661                 INCOME                            539,376



                                                                                                                    SHARES
                                       SHARES            NET ASSETS                                                ISSUED IN
BAYFUNDS                             AT 12/9/96          AT 12/9/96           BOSTON 1784 FUNDS                  REORGANIZATION
================================================================================================================================
MONEY MARKET PORTFOLIO
   TRUST SHARES                      94,945,689          94,945,452           PRIME MONEY MARKET                   94,945,452
   INVESTMENT SHARES                 44,590,608          44,590,496           PRIME MONEY MARKET                   44,590,608



                                  COMBINED             NAV
                                 NET ASSETS         PER SHARE
                                   AFTER            ON DAY OF
BAYFUNDS                       REORGANIZATION     REORGANIZATION
================================================================

U.S. TREASURY MONEY MARKET POFOLIO
   INSTITUTIONAL SHARES        2,061,477,418            1.00
   INVESTMENT SHARES             424,383,927            1.00

EQUITY PORTFOLIO
   INSTITUTIONAL SHARES         232,770,598            11.73
   INVESTMENT SHARES            232,770,598            11.73

SHORT TERM YIELD PORTFOLIO
   INSTITUTIONAL SHARES         142,633,338            10.09
   INVESTMENT SHARES            142,633,338            10.09

BOND PORTFOLIO
   INSTITUTIONAL SHARES         306,880,031            10.22
   INVESTMENT SHARES            306,880,031            10.22


                                  COMBINED             NAV
                                 NET ASSETS         PER SHARE
                                   AFTER            ON DAY OF
BAYFUNDS                       REORGANIZATION     REORGANIZATION
===============================================================
MONEY MARKET PORTFOLIO
   TRUST SHARES                  139,536,060           1.00
   INVESTMENT SHARES             139,536,060           1.00



The acquired unrealized appreciation at November 25, 1996 of BayFunds Equity, Short Term Yield and Bond Portfolios was $43,352,830, $81,551 and $311,988, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF BOSTON 1784 FUNDS

     WE HAVE AUDITED THE ACCOMPANYING STATEMENTS OF NET ASSETS OF BOSTON 1784 FUNDS (COMPRISING, RESPECTIVELY, BOSTON 1784 TAX-FREE MONEY MARKET FUND, BOSTON 1784 U.S. TREASURY MONEY MARKET FUND, BOSTON 1784 PRIME MONEY MARKET FUND, BOSTON 1784 SHORT-TERM INCOME FUND, BOSTON 1784 INCOME FUND, BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND, BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND, BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND, BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND, BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND, BOSTON 1784 ASSET ALLOCATION FUND, BOSTON 1784 GROWTH AND INCOME FUND, BOSTON 1784 GROWTH FUND AND BOSTON 1784 INTERNATIONAL EQUITY FUND REFERRED TO COLLECTIVELY HEREIN AS THE "FUNDS"), AS OF MAY 31, 1997, AND THE RELATED STATEMENTS OF OPERATIONS, CHANGES IN NET ASSETS AND FINANCIAL HIGHLIGHTS FOR EACH OF THE PERIODS PRESENTED (EXCEPT FOR THOSE STATEMENTS WHICH HAVE BEEN AUDITED BY OTHER AUDITORS AS DISCUSSED BELOW). THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE THE RESPONSIBILITY OF THE FUNDS' MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS BASED ON OUR AUDITS. THE STATEMENT OF CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995 AND FINANCIAL HIGHLIGHTS FOR THE YEAR ENDED DECEMBER 31, 1995 AND EACH OF THE PRIOR PERIODS PRESENTED OF BOSTON 1784 PRIME MONEY MARKET FUND WERE AUDITED BY OTHER AUDITORS, WHOSE REPORT DATED FEBRUARY 9, 1996 EXPRESSED AN UNQUALIFIED OPINION THEREON.

     WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDIT TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. OUR PROCEDURES INCLUDED CONFIRMATION OF SECURITIES OWNED AS OF MAY 31, 1997 BY CORRESPONDENCE WITH THE CUSTODIANS AND BROKERS. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.

     IN OUR OPINION, THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION OF THE FUNDS AS OF MAY 31, 1997 AND THE RESULTS OF THEIR OPERATIONS CHANGES IN THEIR NET ASSETS (EXCEPT FOR THE YEAR ENDED DECEMBER 31, 1995 FOR BOSTON 1784 PRIME MONEY MARKET FUND WHICH HAS BEEN AUDITED BY OTHER AUDITORS), AND THE FINANCIAL HIGHLIGHTS FOR EACH OF THE PERIODS PRESENTED (EXCEPT FOR THE YEAR ENDED DECEMBER 31, 1995 AND PRIOR PERIODS FOR BOSTON 1784 PRIME MONEY MARKET WHICH HAVE BEEN AUDITED BY OTHER AUDITORS), IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

     COOPERS & LYBRAND L.L.P.
     2400 Eleven Penn Center
     Philadelphia, Pennsylvania
     July 11, 1997

MAY 31, 1997                                                  BOSTON 1784 FUNDS
NOTICE TO SHAREHOLDERS OF
BOSTON 1784 FUNDS (UNAUDITED)
--------------------------------------------------------------------------------


FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS,
THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.

                          (A)              (B)
                       LONG TERM        ORDINARY            (C)                          (E)
                     CAPITAL GAINS       INCOME            TOTAL          (D)**          TAX-            (F)**
                     DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS   QUALIFYING       EXEMPT          FOREIGN
FUND                  (TAX BASIS)      (TAX BASIS)      (TAX BASIS)   DIVIDENDS (1)    INTEREST       TAX CREDIT
=================================================================================================================
TAX-FREE
  MONEY MARKET            0%              100%             100%            0%            84%              0%

U.S. TREASURY
  MONEY MARKET            0%              100%             100%            0%             0%              0%

PRIME
  MONEY MARKET            0%              100%             100%            0%             0%              0%

SHORT-TERM INCOME         0%              100%             100%            0%             0%              0%

INCOME                   11%               89%             100%            0%             0%              0%

U.S. GOVERNMENT
  MEDIUM-TERM INCOME      0%              100%             100%            0%             0%              0%

TAX-EXEMPT
  MEDIUM-TERM INCOME     11%               89%             100%            0%            91%              0%

CONNECTICUT
  TAX-EXEMPT INCOME       1%               99%             100%            0%            93%              0%

MASSACHUSETTS
  TAX-EXEMPT INCOME       0%              100%             100%            0%            95%              0%

RHODE ISLAND
  TAX-EXEMPT INCOME       0%              100%             100%            0%            94%              0%

ASSET ALLOCATION         38%               62%             100%           34%             0%              0%

GROWTH AND INCOME        52%               48%             100%          100%             0%              0%

GROWTH                   49%               51%             100%           79%             0%              0%

INTERNATIONAL EQUITY     39%               61%             100%            0%             0%             15%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE
    DIVIDENDS RECEIVED DEDUCTION.
 *  ITEMS (A) AND (B) ARE BASED ON A PERCENTAGE OF THE FUND'S TOTAL DISTRIBUTIONS.
**  ITEMS (D) AND (E) ARE BASED ON A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF THE FUND.

PLEASE CONSULT YOUR TAX ADVISER FOR PROPER TREATMENT OF THIS INFORMATION.

NOTICE TO SHAREHOLDERS OF
BOSTON 1784 FUNDS (UNAUDITED)
--------------------------------------------------------------------------------

FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS, THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.

     Boston 1784 International Equity Fund has made an election under Section 853 of the International Revenue Code to provide a foreign tax deduction or credit to its shareholders for the fiscal year ended May 31, 1997. The information provided below is pertinent to tax-payers who meet the following two criteria: 1) file a U.S. Federal Income Tax Return on the basis of the fiscal year ended May 31, 1997, and 2) held shares of Boston 1784 International Equity Fund on the dividend record date of the December 30, 1996.
          The per share income and foreign taxes paid to each country is listed in the following schedule.

                                             GROSS              FOREIGN
                       COUNTRY             DIVIDEND           TAXES PAID
                       =======             ========           ==========
                       Argentina            0.0004              0.0000
                       Australia            0.0046              0.0003
                       Austria              0.0009              0.0002
                       Brazil               0.0013              0.0001
                       France               0.0070              0.0018
                       Germany              0.0035              0.0004
                       Hong Kong            0.0067              0.0000
                       Indonesia            0.0009              0.0002
                       Ireland              0.0003              0.0000
                       Italy                0.0021              0.0004
                       Japan                0.0146              0.0032
                       Malaysia             0.0009              0.0003
                       Netherlands          0.0074              0.0017
                       Norway               0.0004              0.0001
                       Philippines          0.0004              0.0001
                       Poland               0.0003              0.0001
                       Portugal             0.0015              0.0002
                       Singapore            0.0021              0.0007
                       Spain                0.0032              0.0007
                       Sweden               0.0019              0.0004
                       Switzerland          0.0038              0.0012
                       Taiwan               0.0002              0.0002
                       Thailand             0.0007              0.0001
                       United Kingdom       0.0219              0.0044
                       United States        0.0230              0.0000
                                           --------           ----------
                                            0.1100              0.0168
                                           ========           ==========

                                                               BOSTON 1784 FUNDS

                                      NOTES
--------------------------------------------------------------------------------

                                      NOTES
--------------------------------------------------------------------------------

MONEY MARKET FUNDS
[SQUARE BULLET]  BOSTON 1784 TAX-FREE MONEY MARKET FUND
[SQUARE BULLET]  BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
[SQUARE BULLET]  BOSTON 1784 INSTITUTIONAL U.S. TREASURY
                 MONEY MARKET FUND*
[SQUARE BULLET]  BOSTON 1784 PRIME MONEY MARKET FUND

BOND FUNDS
[SQUARE BULLET]  BOSTON 1784 SHORT-TERM INCOME FUND
[SQUARE BULLET]  BOSTON 1784 INCOME FUND
[SQUARE BULLET]  BOSTON 1784 U.S. GOVERNMENT MEDIUM-
                 TERM INCOME FUND

TAX-EXEMPT INCOME FUNDS
[SQUARE BULLET] BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND [SQUARE BULLET] BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND [SQUARE BULLET] BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND [SQUARE BULLET] BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND

STOCK FUNDS
[SQUARE BULLET]  BOSTON 1784 ASSET ALLOCATION FUND
[SQUARE BULLET]  BOSTON 1784 GROWTH AND INCOME FUND
[SQUARE BULLET]  BOSTON 1784 GROWTH FUND
[SQUARE BULLET]  BOSTON 1784 INTERNATIONAL EQUITY FUND


* COVERED BY BOSTON 1784 INSTITUTIONAL U.S. TREASURY
  MONEY MARKET FUND ANNUAL REPORT

[BOSTON 1784 FUNDS LOGO]


BOSTON 1784 FUNDS
P.O. BOX 8524
BOSTON, MA 02266-8524
1-800-BKB-1784


BOARD OF TRUSTEES
DAVID H. CARTER
TARRANT CUTLER
KENNETH A. FROOT
SARA L. JOHNSON
KATHRYN FLACKE MUNCIL
ROBERT A. NESHER
ALVIN J. SILK

INVESTMENT ADVISER
BANKBOSTON, N.A.
BOSTON, MA 02110

CO-ADVISER FOR
BOSTON 1784 INTERNATIONAL EQUITY FUND
KLEINWORT BENSON INVESTMENT
MANAGEMENT AMERICAS INC.
NEW YORK, NY 10166

ADMINISTRATOR
SEI FUND RESOURCES
OAKS, PA 19456

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PA 19456

LEGAL COUNSEL
BINGHAM, DANA & GOULD LLP
BOSTON, MA 02110

INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
PHILADELPHIA, PA 19103

CUSTODIAN
BANKBOSTON, N.A.
BOSTON, MA 02110

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS NAMED ABOVE. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN A FUND UNLESS PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS.

                            Boston 1784 Institutional
                               U.S. Treasury Money
                                   Market Fund
                             [BOSTON 1784 FUNDS LOGO]
                          Annual Report to Shareholders
                                  May 31, 1997

TABLE OF CONTENTS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS                                                         1

INVESTMENT ADVISER'S REPORT                                                    2

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                    4

FINANCIAL STATEMENTS                                                           5

REPORT OF INDEPENDENT ACCOUNTANTS                                             15

NOTICE TO SHAREHOLDERS                                                        16

     BOSTON 1784 FUNDS:
     [BULLET] ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY;

     [BULLET] ARE NOT GUARANTEED BY BANKBOSTON, N.A. OR ANY OF ITS AFFILIATES;

     [BULLET] ARE NOT DEPOSITS OR OBLIGATIONS OF BANKBOSTON, N.A. OR ANY OF ITS
              AFFILIATES;

     [BULLET] INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
              AMOUNT INVESTED.

     BANKBOSTON, N.A. SERVES AS INVESTMENT ADVISER, CUSTODIAN, AND SHAREHOLDER SERVICING AGENT FOR BOSTON 1784 FUNDS. BOSTON 1784 FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., AN INDEPENDENT BROKER-DEALER. FINANCIAL SERVICES COUNSELORS ARE REGISTERED REPRESENTATIVES OF BANKBOSTON INVESTOR SERVICES, INC. (MEMBER NASD/SIPC), A WHOLLY-OWNED SUBSIDIARY
     OF BANKBOSTON, N.A.

                                                  BOSTON 1784 INSTITUTIONAL U.S.
                                                     TREASURY MONEY MARKET FUND


LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO OF ALLEN CROESSMAN AND ROBERT NESHER]
Allen Croessmann        Robert Nesher
Managing Director       President

It is a pleasure to provide this Annual Report for Boston 1784 Institutional U.S. Treasury Money Market Fund. It recounts a fiscal year of strong performance for the Fund, and one in which the Fund attained important milestones:


[BULLET] On November 25, 1996, we completed the reorganization of the Fund with BayFunds U.S. Treasury Money Market Portfolio, more than doubling the size of the Fund to over $2 billion.

[BULLET] As of May 31, 1997, the Fund had grown to over $2.5 billion in assets.

For the year ended May 31, 1997, the Fund produced a total return of 5.16%, outperforming both the IBC/Donoghue and Lipper benchmarks, and ranking it in the top 30% (28 of 106) of the Lipper Institutional U.S. Treasury Money Market Funds. Please keep in mind that past performance is no guarantee of future results. You'll find more complete information on Boston 1784 Institutional U.S. Treasury Money Market Fund in the Management's Discussion and Analysis Section of this report.

Moreover, the Fund achieved these results while maintaining stringent credit standards and sustaining an `AAAm' rating from Standard & Poor's, which is based on the Fund's credit quality, market price exposure and management.

Thank you for selecting Boston 1784 Funds. Please contact your Investment Counselor or call 1-800-BKB-1784 with any questions about your account. We look forward to helping you manage your cash reserves.



/S/ SIGNATURE
Robert Nesher
President
Boston 1784 Funds

/S/ SIGNATURE
Allen Croessmann
Managing Director,
Investment Services
BankBoston, N.A.

INVESTMENT ADVISER'S REPORT
--------------------------------------------------------------------------------
[PHOTO OF EDWARD G. RILEY, JR.]
Edward G. Riley, Jr.
Chief Investment Officer

It may seem paradoxical, but over the past 12 months, investors seem to have benefited from a relatively lackluster economy -- indeed, the more lackluster, the better. Whenever the economy has appeared to strengthen, the stock and bond markets have reacted swiftly and adversely. Many investment managers, and especially bond traders, have placed the economy under a microscope, painstakingly searching for signs of inflation. They pore over labor statistics, purchasing reports, capacity utilization figures -- virtually any economic data available -- wondering if this blip or that bump will signal the beginning of a correction and the end of the bull market.
   During the first quarter of 1997, the economy grew at a vigorous 5% annual rate. This rapid growth rate immediately raised fears that tight labor markets would lead to inflation, which depressed stock and bond prices and contributed to the Federal Reserve Board's "preemptive" action of raising the Federal Funds rate.
   Among the specific factors contributing to the increase in the Federal Funds rate by the Federal Reserve Board this spring was a sharp increase in consumer spending. A mild winter in much of the country, coupled with a wave of mortgage refinancings, freed discretionary cash to fuel this spending. The Federal Reserve Board also carefully monitors outstanding consumer debt, and particularly credit card delinquency and bankruptcy rates - both of which have risen significantly. Higher interest rates should reduce refinancings in the second half of the year, and banks show signs of voluntarily reducing the availability of consumer credit. Both developments should temper economic growth.
   In the meantime, many companies increased production to meet the surge of demand in the early months of 1997, resulting in excess stock on store shelves. The decrease in consumer demand will prompt cutbacks in production to reduce inventories, which should reduce pressure on labor costs as well as fears of inflation.
   One easily overlooked economic factor impacting investors during the past 12 months has been the strong U.S. dollar. A strong dollar is both an asset and a liability. Although it encourages imports (strong dollars buy more foreign goods) and results in a competitive pricing environment, which contributes to lower inflation, a strong U.S. dollar also increases the price of exports abroad, which reduces overall demand for goods and services originating in the U.S.

MONEY MARKET REVIEW
   The Federal Funds rate remained unchanged at 5.25% from January 31, 1996 to March 25, 1997, when it was raised to 5.50%. This preemptive strike by the Federal Reserve Board, which was intended to curb inflation, boosted short-term rates in general and benefited money market investors in particular over the past few months.
   As the stock market has risen, many investors have become more concerned with safety of principal. The result has been a huge increase in money market assets and certificates of deposit. Approximately $450 billion has been committed

                                                  BOSTON 1784 INSTITUTIONAL U.S.
                                                      TREASURY MONEY MARKET FUND

--------------------------------------------------------------------------------
to these assets in the past 21/2 years -- more than the value of all equity mutual fund purchases during the period. These developments demonstrate a "split personality" on the part of investors, as the craving for higher equity exposure and returns is balanced by insecurity and a desire for safety.
    We foresee interest rates declining over the next fiscal year and that money market investors will see their returns moderate. Although we may see temporary increases in inflation later in the year, moderating labor costs and overall price competition should keep inflation under control for the next several quarters. Inflation for the past 12 months was 2.9%, and should be comparable this year. We expect 1997 to follow the pattern established in 1996 and 1995 -- a strong first half followed by more moderate and sustainable growth in the last two quarters. As the economy decelerates and producers find it increasingly difficult to pass along cost increases to retail customers, long-term interest rates should fall later in 1997. By the end of the year, the Federal Reserve Board may actually be prompted to reduce interest rates as concerns over a too-strong recovery are replaced by recession worries.



/S/ SIGNATURE
Edward G. Riley, Jr.
Chief Investment Officer
BankBoston, N.A.

   [LINE GRAPH DEPICTING FEDERAL FUNDS RATE FROM MAY 31, 1994 TO MAY 31, 1997]
5/94   4.75
11/94  5.50
5/95   6.00
11/95  5.70
5/96   5.25
11/96  5.25
5/97   5.50

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
The objective of Boston 1784 Institutional U.S. Treasury Money Market Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund's assets reached $1.0 billion in November 1996, and as of May 31, 1997, the Fund had grown to $2.59 billion in assets.
    For the year ended May 31, 1997, the Fund had a total return of 5.16%, compared with 5.08% for the IBC/Donoghue Government-only Institutional-only Average and 5.00% for the Lipper Institutional U.S. Treasury Money Market Funds Average. Based on total return, the Fund ranked among the top 30% (28 of 106) of the Lipper Institutional U.S. Treasury Money Market Funds for the period from June 1, 1996 to May 31, 1997. The 7-day yield as of May 31, 1997 was 5.20%. The Fund's return and resulting ranking are after waiver of certain management fees and expenses (See Financial Highlights).
    In April 1997, the Fund's `AAAm' rating was again confirmed by Standard & Poor's. The rating is based on an analysis of the Fund's credit quality, market price exposure and management. The rating signifies that in the opinion of Standard & Poor's, the Fund offers excellent safety of investment principal and superior capacity to maintain a $1.00 per share net asset value at all times. The Fund attempts to maintain these characteristics through conservative investment practices and strict internal controls. The Fund is reviewed on a weekly basis by Standard & Poor's.
    The Fund invests primarily in U.S. Government Agency securities and U.S. Treasury obligations. The year ended May 31, 1997 was a period of nearly static short-term rates. The Federal Funds rate remained unchanged at 5.25% from January 31, 1996 to March 25, 1997, when it was raised to 5.50%. The Fund anticipated this increase in rates and was well-positioned to benefit due primarily to its large position of overnight repurchase agreements and sizeable holdings of floating-rate U.S. Government Agency securities. The Fund remains cautious, believing there is a possibility that the Federal Reserve Board may raise short-term rates sometime in the next quarter. If this increase occurs, the Fund expects to extend maturities to lock in higher yields.

   BOSTON 1784 INSTITUTIONAL U.S. TREASURY
             MONEY MARKET FUND
       COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
     IN BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND, VERSUS THE IBC/DONOGHUE GOVERNMENT-ONLY INSTITUTIONAL-ONLY AVERAGE
   AND THE LIPPER INSTITUTIONAL U.S. TREASURY MONEY MARKET FUNDS AVERAGE

   ANNUALIZED TOTAL RETURN FROM INCEPTION (6/30/93)  4.71%
   ANNUAL TOTAL RETURN (6/1/96 5/31/97)      5.16%
   [LINE GRAPH]
         6/30/93  5/94     5/95     5/96    5/97

                                                                  6/30/93   5/94     5/95     5/96    5/97
   BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND      $10,000  $10,286  $10,805  $11,394  $11,982
   IBC/DONOGHUE GOVERNMENT-ONLY INSTITUTIONAL-ONLY AVERAGE        $10,000  $10,275  $10,784  $11,363  $11,940
   LIPPER INSTITUTIONAL U.S. TREASURY MONEY MARKET FUNDS AVERAGE  $10,000  $10,270  $10,770  $11,340  $11,907

   PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

AS OF MAY 31, 1997
                                                  BOSTON 1784 INSTITUTIONAL U.S.
                                                      TREASURY MONEY MARKET FUND


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)   VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 16.4%
   U.S. Treasury Bills (B)
       5.790%, 08/21/97            $11,610   $  11,468
       5.210%, 09/18/97             23,000      22,637
       5.349%, 11/13/97             29,000      28,323
       5.133%, 11/13/97             22,500      21,971
       5.399%, 11/28/97             35,000      34,093
       5.130%, 12/11/97             32,000      31,120
       5.729%, 03/05/98             25,000      23,957
       5.864%, 05/28/98             42,000      39,667
   U.S. Treasury Notes
       8.750%, 10/15/97             10,000      10,118
       7.375%, 11/15/97             45,000      45,350
       5.375%, 11/30/97             95,000      94,877
       6.000%, 11/30/97             25,000      25,032
       5.125%, 02/28/98             27,000      26,857
   U.S. Treasury STRIPS (B)
       5.490%, 08/15/97             10,000       9,890
                                             ---------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $425,360)                             425,360
                                             ---------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 33.4%
   Federal Farm Credit Bank (A)
       5.530%, 06/26/97              8,000       8,000
   Federal Farm Credit Bank
      Discount Notes (B)
       5.574%, 08/11/97             10,470      10,358
       5.788%, 09/24/97             20,000      19,645
   Federal Home Loan Bank
       5.890%, 06/16/97              1,000       1,000
       5.250%, 06/18/97              2,050       2,049
       5.370%, 06/19/97             25,000      24,933
       5.725%, 02/05/98              8,800       8,810
       5.875%, 02/05/98              7,000       6,999
       6.020%, 04/15/98              8,500       8,489
       6.185%, 04/21/98             13,000      13,003
   Federal Home Loan Bank (A)
       5.370%, 08/28/97             16,800      16,800
   Federal Home Loan Bank
      Discount Notes (B)
       5.580%, 06/02/97              3,570       3,569
       5.572%, 08/21/97             21,000      20,744
       5.712%, 11/06/97             16,415      16,019

--------------------------------------------------------------------------------
DESCRIPTION                       PAR (000)   VALUE (000)
--------------------------------------------------------------------------------
   Federal Home Loan Mortgage
      Corporation Discount Notes
       5.630%, 06/02/97            $20,000   $  19,997
       5.635%, 06/30/97             20,000      19,912
       5.690%, 08/06/97             20,000      19,797
       5.598%, 08/22/97             35,475      35,035
   Federal National Mortgage
      Association
       8.950%, 07/10/97              3,460       3,471
       8.800%, 07/25/97              9,465       9,507
       6.070%, 04/23/98             17,000      16,985
   Federal National Mortgage
      Association (A)
       5.360%, 06/03/97              2,000       2,000
       5.360%, 06/03/97              9,000       8,998
       5.405%, 06/03/97             10,000       9,998
       7.650%, 06/11/97              8,435       8,447
       5.420%, 06/14/97              2,000       1,997
   Federal National Mortgage
      Association Discount Notes
       5.427%, 06/11/97             24,900      24,863
       5.571%, 06/18/97             20,000      19,948
       5.645%, 07/02/97             20,000      19,905
       5.665%, 07/03/97             16,000      15,922
       5.666%, 07/10/97             16,000      15,905
       5.645%, 07/17/97             21,000      20,853
       5.632%, 07/18/97             21,000      20,850
       5.635%, 07/18/97             25,000      24,821
       5.652%, 07/22/97             21,000      20,836
       5.689%, 08/11/97             25,860      25,578
       5.586%, 08/27/97             21,000      20,724
       5.603%, 08/28/97             30,000      29,600
       5.839%, 10/06/97             36,000      35,288
       5.840%, 10/20/97             45,000      44,013
   Student Loan Marketing
      Association (A)
       5.350%, 06/03/97              4,260       4,257
       5.350%, 06/03/97              5,000       5,000
       5.340%, 06/03/97             24,000      23,995
       5.330%, 06/03/97             17,500      17,499
       5.510%, 06/03/97              3,000       3,003
       5.460%, 06/03/97              2,500       2,500
       5.405%, 06/03/97              5,000       4,998

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 1997

STATEMENT OF NET ASSETS (CONCLUDED)
--------------------------------------------------------------------------------

BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND (CONCLUDED)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
       5.350%, 06/03/97            $ 7,166   $   7,162
       5.350%, 06/03/97             46,550      46,508
       5.370%, 06/03/97             20,675      20,664
       5.360%, 06/03/97             58,900      58,845
   Student Loan Marketing
      Association Discount Note (B)
       5.632%, 06/30/97             14,215      14,152
                                             ---------
TOTAL U.S. GOVERNMENT
   AGENCY OBLIGATIONS
   (Cost $864,251)                             864,251
                                             ---------

TRI-PARTY REPURCHASE AGREEMENTS -- 49.9%
   Dean Witter
      5.54%,  dated 05/30/97, matures
      06/02/97,  repurchase price
      $162,074,790 (collateralized by
      various  U.S. Treasury Bills ranging
      in par value $7,824,000-$9,446,000,
      07/17/97-09/11/97;  U.S. Treasury
      Notes ranging in par value $612,000-
      $95,344,000,  5.75%-8.50%,
      10/31/97-07/15/06; U.S.Treasury
      Bonds ranging in par value
      $157,000-$50,312,000, 7.875%-
      11.25%, 02/15/15-02/15/21:
      total market value
      $165,240,140)                162,000     162,000
   Greenwich Capital
      5.54%, dated 05/30/97, matures
      06/02/97,  repurchase price
      $462,213,290 (collateralized by
      various U.S. Treasury Bonds ranging
      in par value $605,000-$82,037,000,
      10.375%-14.00%, 11/15/10-02/15/15:
      total market value
      $471,246,641)                462,000     462,000

--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)   VALUE (000)
--------------------------------------------------------------------------------
TRI-PARTY REPURCHASE AGREEMENTS (CONTINUED)
   J.P. Morgan
      5.53%, dated 05/30/97, matures
      06/02/97, repurchase price
      $268,208,581 (collateralized by
      various U.S. Treasury Bills ranging
      in par value $23,399,000-$29,035,000,
      06/19/97-10/23/97; U.S. Treasury
      Notes ranging in par value
      $20,716,000-$111,671,000,
      5.625%-7.75%, 06/30/97-07/15/06:
      total market value
      $273,522,320)               $268,085   $ 268,085
   Lehman Brothers
      5.43%, dated 05/30/97, matures
      06/02/97, repurchase price
      $39,489,554 (collateralized by
      various U.S. Treasury Bonds
      ranging in par value $936,000-
      $29,379,000, 8.25%-13.75%,
      08/15/03-08/15/05:
      total market value
      $40,247,095)                  39,472      39,472
   Prudential  Securities
      5.54%, dated 05/30/97, matures
      06/02/97,  repurchase price
      $362,167,123  (collateralized by
      various U.S. Treasury Bills ranging
      in par value  $10,000-$4,350,000,
      06/05/97-04/30/98;  U.S. Treasury
      Notes ranging in par value $2,000-
      $30,330,000, 4.75%-9.25%, 05/31/97-
      05/15/07; U.S. Treasury Bonds
      ranging in par value $2,000-
      $9,961,000, 6.00%-14.00%,
      11/15/02-02/15/27;  U.S.
      Treasury Interest & Principal
      STRIPS ranging in par value
      $1,000- $87,249,000,
      08/15/97-08/15/25; U.S.
      Treasury Inflation
      Protected Security par value
      $1,550,000, 3.375%, 01/15/07:
      total market value
      $369,240,302)                362,000     362,000
                                           -----------
TOTAL TRI-PARTY REPURCHASE AGREEMENTS
   (Cost $1,293,557)                         1,293,557
                                           -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  BOSTON 1784 INSTITUTIONAL U.S.
                                                      TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DESCRIPTION                                  VALUE (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.7%
   (Cost $2,583,168)                         $2,583,168
                                             ----------
OTHER ASSETS AND LIABILITIES,
   NET-- 0.3%                                     8,319
                                             ----------

NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 2,591,393,010
   outstanding shares of beneficial
   interest                                   2,591,393
Distributions in excess of net
   investment income                                 (2)
Accumulated net realized gain
   on investments                                    96
                                             ----------
TOTAL NET ASSETS-- 100.0%                    $2,591,487
                                             ==========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                     $1.00
                                             ==========

(A) VARIABLE RATE SECURITY -- THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1997.THE MATURITY DATE SHOWN IS THE RESET DATE.
(B) ZERO COUPON  SECURITY -- THE RATE REPORTED IS THE EFFECTIVE YIELD AS OF
    MAY 31, 1997.
STRIPS--SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (000)
--------------------------------------------------------------------------------
FOR THE YEAR ENDED MAY 31, 1997


                                                               BOSTON
                                                         1784 INSTITUTIONAL
                                                            U.S. TREASURY
                                                          MONEY MARKET FUND
                                                         ==================
INTEREST INCOME:                                              $88,199
                                                              -------
EXPENSES:
  INVESTMENT ADVISORY FEES                                      3,272
  LESS: WAIVER OF INVESTMENT ADVISORY FEES                       (220)
  ADMINISTRATOR FEES                                            1,394
  REGISTRATION FEES                                               300
  TRANSFER AGENT FEES & EXPENSES                                  202
  PROFESSIONAL FEES                                               175
  FUND ACCOUNTING FEES                                             10
  PRINTING                                                         82
  CUSTODIAN FEES                                                   59
  AMORTIZATION OF DEFERRED ORGANIZATIONAL COSTS                    13
  TRUSTEE FEES                                                     52
  OTHER EXPENSES                                                   85
                                                              -------
      TOTAL EXPENSES, NET OF WAIVERS                            5,424
                                                              -------
  NET INVESTMENT INCOME                                        82,775
                                                              -------
  NET REALIZED LOSS ON INVESTMENTS                                (19)
                                                              -------
  NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                            $82,756
                                                              =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  BOSTON 1784 INSTITUTIONAL U.S.
                                                     TREASURY MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------


                                                                                            BOSTON
                                                                                      1784 INSTITUTIONAL
                                                                                         U.S. TREASURY
                                                                                       MONEY MARKET FUND
                                                                                   =========================
                                                                                     6/1/96          6/1/95
                                                                                       to              to
                                                                                     5/31/97         5/31/96

INVESTMENT ACTIVITIES:
  NET INVESTMENT INCOME                                                           $   82,775     $    27,365
  NET REALIZED GAIN (LOSS) ON INVESTMENTS                                                (19)            130
                                                                                  ----------     -----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              82,756          27,495
                                                                                  ----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME                                                              (82,777)        (27,365)
  REALIZED CAPITAL GAINS                                                                  --              --
                                                                                  ----------     -----------
    TOTAL DISTRIBUTIONS                                                              (82,777)        (27,365)
                                                                                  ----------     -----------

SHARE TRANSACTIONS:
  VALUE FROM SHARES ISSUED IN REORGANIZATION (SEE NOTE 6)                          1,047,876              --
  PROCEEDS FROM SHARES ISSUED                                                      5,295,692       3,313,925
  REINVESTMENT OF CASH DISTRIBUTIONS                                                  40,208          14,121
  COST OF SHARES REDEEMED                                                         (4,437,001)     (3,079,028)
                                                                                  ----------     -----------
    INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                 1,946,775         249,018
                                                                                  ----------     -----------
TOTAL INCREASE IN NET ASSETS                                                       1,946,754         249,148
                                                                                  ==========     ===========

NET ASSETS:
  BEGINNING OF PERIOD                                                                644,733         395,585
                                                                                  ----------     -----------

NET ASSETS:
  END OF PERIOD                                                                   $2,591,487     $   644,733
                                                                                  ==========     ===========
CAPITAL SHARE TRANSACTIONS:
  SHARES ISSUED IN REORGANIZATION (SEE NOTE 6)                                     1,047,876             --
  SHARES ISSUED                                                                    5,295,692       3,313,925
  SHARES ISSUED IN LIEU OF CASH DISTRIBUTIONS                                         40,208          14,121
  SHARES REDEEMED                                                                 (4,437,001)     (3,079,028)
                                                                                  ----------     -----------
NET INCREASE IN CAPITAL SHARE TRANSACTIONS                                         1,946,775         249,018
                                                                                  ==========     ===========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   RATIO     RATIO     RATIO OF
                                                                                                    OF        OF          NET
                                                                                                    NET    EXPENSES     INCOME
                         NET                DISTRI-     NET                    NET                INCOME      TO          TO
                        ASSET               BUTIONS    ASSET                 ASSETS     RATIO OF    TO      AVERAGE     AVERAGE
                        VALUE      NET     FROM NET    VALUE                   END      EXPENSES  AVERAGE  NET ASSETS  NET ASSETS
                      BEGINNING INVESTMENT INVESTMENT  END OF     TOTAL    OF PERIOD   TO AVERAGE   NET   (EXCLUDING  (EXCLUDING
                      OF PERIOD  INCOME     INCOME     PERIOD    RETURN       (000)    NET ASSETS  ASSETS   WAIVERS)    WAIVERS)
--------------------------------------------------------------------------------------------------------------------------------

BOSTON 1784 INSTITUTIONAL
U.S. TREASURY
MONEY MARKET FUND
  FOR THE YEAR ENDED
    MAY 31, 1997        $1.00      0.05     (0.05)     $1.00       5.16%     $2,591,487     0.33%   5.05%     0.34%     5.04%
  FOR THE YEAR ENDED
    MAY 31, 1996        $1.00      0.05     (0.05)     $1.00       5.45%       $644,733     0.32%   5.29%     0.39%     5.22%
  FOR THE YEAR ENDED
    MAY 31, 1995        $1.00      0.05     (0.05)     $1.00       5.05%       $395,585     0.30%   5.12%     0.41%     5.01%
  FOR THE PERIOD ENDED
    MAY 31, 1994 (1)    $1.00      0.03     (0.03)     $1.00       2.99%*      $181,568     0.22%   3.16%     0.55%     2.83%
---------------------------------------------------------------------------------------------------------------------------------

 *  RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND COMMENCED OPERATIONS ON JUNE 14, 1993. ALL RATIOS FOR
    THE PERIOD HAVE BEEN ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 1997
                                                  BOSTON 1784 INSTITUTIONAL U.S.
                                                      TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. Organization

Boston 1784 Institutional U.S. Treasury Money Market Fund is a portfolio of Boston 1784 Funds (the "Trust"), an open-end investment company registered under the Investment Company Act of 1940, as amended. Prior to May 27, 1997, Boston 1784 Funds was known as 1784 Funds. On that date the Trust and each Fund added "Boston" to their names. The Trust is offering shares in 15 separate portfolios (the "Funds") as of May 31, 1997:

MONEY MARKET FUNDS:

BOSTON 1784 TAX-FREE MONEY MARKET FUND
BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
BOSTON 1784 PRIME MONEY MARKET FUND
BOSTON 1784 INSTITUTIONAL U.S. TREASURY
 MONEY MARKET FUND

BOND FUNDS:

BOSTON 1784 SHORT-TERM INCOME FUND
BOSTON 1784 INCOME FUND
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM
 INCOME FUND

TAX-EXEMPT INCOME FUNDS:

BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND

STOCK FUNDS:

BOSTON 1784 ASSET ALLOCATION FUND
BOSTON 1784 GROWTH AND INCOME FUND
BOSTON 1784 GROWTH FUND
BOSTON 1784 INTERNATIONAL EQUITY FUND

The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.

The financial statements of Boston 1784 Institutional U.S. Treasury Money Market Fund are included herein. The financial statements of the remaining Funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The financial statements have been prepared in accordance with generally accepted accounting principles which requires the use of estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by Boston 1784 Institutional U.S. Treasury Money Market Fund (the "Fund").

SECURITY VALUATION --
Investment securities of the Fund are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

as of may 31, 1997
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SECURITY TRANSACTIONS AND INVESTMENT INCOME --
Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding period. Interest income is recorded on the accrual basis.

REPURCHASE AGREEMENTS --
The Fund invests in Tri-Party Repurchase Agreements. Securities pledged as collateral for Tri-Party Repurchase Agreements are maintained in a segregated account by the broker's custodian bank until maturity of the Repurchase Agreements. Provisions of the Repurchase Agreements and procedures adopted by the Adviser are intended to ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into insolvency proceedings, realization on the collateral by the Fund may be delayed or limited.

EXPENSES --
Expenses that are directly related to the Fund are charged directly to the Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets.

DISTRIBUTIONS TO SHAREHOLDERS --
Distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for the Fund are distributed to its shareholders at least annually.

FEDERAL INCOME TAXES --
The Trust's policy is to comply with the require-ments of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. At May 31, 1997, the total cost of securities for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes.

ORGANIZATION COSTS --
These costs have been deferred in the account of the Fund and are being amortized on a straight line basis over a period of sixty months commencing with operations. If any or all of the shares representing initial capital of the Fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization cost balance in the same proportion as the number of shares redeemed bears to the initial shares outstanding immediately preceding the redemption.

3. INVESTMENT ADVISORY, CUSTODIAL AND ACCOUNTING SERVICES

Pursuant to an investment advisory agreement dated June 1, 1993, investment advisory services

                                                  BOSTON 1784 INSTITUTIONAL U.S.
                                                     TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------

are provided to the Trust by BankBoston, N.A. (the "Adviser"). The Adviser is entitled to receive an annual fee of 0.20% of the average daily net assets of the Fund. Such fee is computed daily and paid monthly. BankBoston, N.A. has agreed to waive a portion of its investment advisory fee in order to maintain a competitive expense ratio.
     The Fund and BankBoston, N.A. (the "Custodian") are parties to a custodial agreement dated June 1, 1993 under which the Custodian holds cash, securities and other assets of the Fund as required by the Investment Company Act of 1940, as amended. The Custodian is entitled to receive an annual fee, to be paid monthly, of 0.01% for the first $100 million in average daily net assets, 0.0075% for the next $100 million and 0.005% for the next $800 million in average daily net assets. In its capacity as custodian to the Fund, the Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.
     Under a separate agreement, BankBoston, N.A. provided certain accounting services for the Fund for the period June 1, 1996 through September 15, 1996. For such services during this period, BankBoston, N.A. received a fee of $10,000. Effective September 16, 1996, SEI Fund Resources ("SEI") began providing accounting services for the Fund as a part of the administration agreement (see Footnote 4).

4. ADMINISTRATIVE AND DISTRIBUTION SERVICES

For the period of June 1, 1996 through November 30, 1996 and pursuant to an administration agreement dated June 7, 1993, SEI acted as the Trust's Administrator. Under the terms of such agreement, SEI received an annual fee of 0.15% of the Trust's first $300 million of average daily net assets, 0.12% of the Trust's second $300 million of average daily net assets and 0.10% of the Trust's average daily net assets over $600 million. Such fee was computed daily and paid monthly. Pursuant to an administration agreement dated December 1, 1996, SEI acts as the Trust's Administrator, and is entitled to receive an annual fee of 0.085% of the Trust's first $5 billion of average daily net assets and 0.045% of the Trust's average daily net assets over $5 billion. Such fee is computed daily and paid monthly.
     SEI Investments Distribution Co. ("SEI Investments"), a wholly owned subsidiary of SEI Investments Company, acts as the Fund's Distributor pursuant to a distribution agreement dated June 1, 1993, as amended and restated October 27, 1995. SEI Investments is paid no fees by the Fund.
     Certain officers of the Fund are also officers of the Administrator. Such officers are paid no fees by the Fund.
     The Fund has paid legal fees to a law firm of which the Secretary of the Trust is member.

AS OF MAY 31, 1997
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

5. LINE OF CREDIT

The Fund has a bank line of credit, under which borrowings are secured by investment securities of the Fund. Borrowings may not exceed 10% of the Fund's total assets. Borrowings under the line are charged interest at the current overnight federal funds rate plus a variable rate determined at the date of borrowing. There is no commitment fee on the unused portion of the line of credit. There were no borrowings under the line of credit during the year ended May 31, 1997.

6. REORGANIZATION WITH BAYFUNDS

On July 31, 1996, the Board of Trustees of the Trust and on July 31, 1996 and August 15, 1996 the Board of Trustees of BayFunds approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the transfer of all assets and liabilities of the portfolios of BayFunds in exchange for the issuance of shares in certain Funds in tax-free reorganizations (except in the case of the Reorganization of BayFunds U.S. Treasury Money Market Portfolio with Boston 1784 U.S. Treasury Money Market Fund and Boston 1784 Institutional U.S. Treasury Money Market Fund which did not qualify for tax-free treatment). At a special meeting of the shareholders held on November 6, 1996, the shareholders of BayFunds voted to approve the Reorganization Agreement. Pursuant to the Reorganization Agreement, on November 25, 1996 substantially all of the assets and liabilities attributable to the Institutional Shares of BayFunds U.S. Treasury Money Market Portfolio were transferred to the Fund in exchange for shares of the Fund.


                                                                                                       COMBINED            NAV
                                                                                         SHARES       NET ASSETS        PER SHARE
                          SHARES         NET ASSETS             BOSTON                 ISSUED IN        AFTER           ON DAY OF
BAYFUNDS                AT 11/25/96     AT 11/25/96           1784 FUNDS             REORGANIZATION  REORGANIZATION  REORGANIZATION
===================================================================================================================================
U.S. TREASURY MONEY MARKET PORTFOLIO
   INSTITUTIONAL SHARES  1,047,875,735  1,047,875,735  INSTITUTIONAL U.S. TREASURY   1,047,875,735    2,061,477,418         1.00
                                                              MONEY MARKET

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF BOSTON 1784 INSTITUTIONAL
U.S. TREASURY MONEY MARKET FUND

    WE HAVE AUDITED THE ACCOMPANYING STATEMENT OF NET ASSETS OF BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND (THE "FUND"), AS OF MAY 31, 1997, AND THE RELATED STATEMENT OF OPERATIONS FOR THE YEAR THEN ENDED, THE STATEMENT OF CHANGES IN NET ASSETS FOR EACH OF THE TWO YEARS IN THE PERIOD THEN ENDED, AND THE FINANCIAL HIGHLIGHTS FOR EACH OF THE PERIODS PRESENTED. THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE THE RESPONSIBILITY OF THE FUND'S MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS BASED ON OUR AUDITS.

    WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDIT TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. OUR PROCEDURES INCLUDED CONFIRMATION OF SECURITIES OWNED AS OF MAY 31, 1997 BY CORRESPONDENCE WITH THE CUSTODIAN AND BROKERS. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.

    IN OUR OPINION, THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION OF BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND AS OF MAY 31, 1997 AND THE RESULTS OF ITS OPERATIONS FOR THE YEAR THEN ENDED, THE CHANGES IN ITS NET ASSETS FOR EACH OF THE TWO YEARS IN THE PERIOD THEN ENDED, AND THE FINANCIAL HIGHLIGHTS FOR EACH OF THE PERIODS PRESENTED, IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

    COOPERS & LYBRAND L.L.P.
    2400 Eleven Penn Center
    Philadelphia, Pennsylvania
    July 11, 1997

MAY 31, 1997
NOTICE TO SHAREHOLDERS (UNAUDITED)

FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS, THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.



Dear Boston 1784 Funds Shareholders:

         For the fiscal year ended May 31, 1997, Boston 1784 Institutional U.S. Treasury Money Market Fund is designating long term capital gains, qualifying dividends and exempt income with regard to distributions paid during the year as follows:

                     (A)*              (B)*
                   LONG-TERM         ORDINARY           (C)                           (E)**
                 CAPITAL GAINS        INCOME           TOTAL          (D)**           TAX-           (F)**
                 DISTRIBUTIONS     DISTRIBUTIONS   DISTRIBUTIONS   QUALIFYING        EXEMPT         FOREIGN
                  (TAX BASIS)       (TAX BASIS)     (TAX BASIS)   DIVIDENDS (1)     INTEREST      TAX CREDIT
               ================================================================================================

INSTITUTIONAL
  U.S. TREASURY
  MONEY MARKET         0%              100%            100%             0%             0%              0%


 (1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.
  *  ITEMS (A) AND (B) ARE BASED ON A PERCENTAGE OF THE FUND'S TOTAL
     DISTRIBUTION.
 ** ITEMS (D), (E) AND (F) ARE BASED ON A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF THE FUND.


 PLEASE CONSULT YOUR TAX ADVISER FOR PROPER TREATMENT OF THIS INFORMATION.

BOARD OF TRUSTEES
David H. Carter
Tarrant Cutler
Kenneth A. Froot
Sara L. Johnson
Kathryn Flacke Muncil
Robert A. Nesher
Alvin J. Silk

INVESTMENT ADVISER
BankBoston, N.A.
Boston, MA 02110

--------------------------------------------------------------------------------

ADMINISTRATOR
SEI Fund Resources
Oaks, PA 19456

DISTRIBUTOR
SEI Investments Distribution Co.
Oaks, PA 19456

LEGAL COUNSEL
Bingham, Dana & Gould LLP
Boston, MA 02110

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, PA 19103

CUSTODIAN
BankBoston, N.A.
Boston, MA 02110



[Boston 1784 Funds Logo]

Boston 1784 Funds
P.O. Box 8524
Boston, MA 02266-8524
1-800-BKB-1784

   This report and the financial statements contained herein are for the general information of the shareholders of Boston 1784 Institutional U.S. Treasury Money Market Fund. This report is not authorized for distribution to prospective investors in a Fund unless preceded or accompanied by a currently effective prospectus.



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